UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Cott Corporation

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Cott Corporation 1200 Britannia Road East Mississauga, Ontario L4W 4T5 Corporate Center III Suite 400 4221 W. Boy Scout Blvd. Tampa, Florida U.S.A. 33607

March 21, 2018

Dear Shareowners:

We are pleased to invite you to attend our annual and special meeting of shareowners, which will be held at the Toronto Airport Marriott, 901 Dixon Road, Toronto, Ontario, Canada at 8:30 a.m. (Toronto time) on Tuesday, May 1, 2018. At this meeting, you will have the opportunity to meet our directors and members of our senior management team, learn more about our Company and our plans for the future, and receive our financial results for the 2017 fiscal year.

The notice of meeting and proxy statement that accompany this letter describe the business to be conducted at the meeting.

We are pleased to furnish our proxy materials over the Internet in accordance with applicable law. As a result, we are mailing to many of our shareowners a notice instead of paper copies of our proxy statement, form of proxy and 2017 annual report. The notice contains instructions on how to access these materials over the Internet, as well as instructions on how shareowners can receive paper copies of these materials. Employing this distribution process will conserve natural resources and reduce the costs of printing and distributing these materials.

Even if you cannot attend the meeting, it is important that your shares be represented and voted by using the form of proxy provided. We encourage you to read the proxy statement and vote as soon as possible. We look forward to your participation.

Sincerely,

JERRY FOWDEN

Chief Executive Officer

Cott Corporation

Notice of Annual and Special Meeting of Shareowners

The Annual and Special Meeting of Shareowners of Cott Corporation (“Cott”) will be held

on:	Tuesday, May 1, 2018

at:	8:30 a.m. (local time in Toronto)

at the:	Toronto Airport Marriott, 901 Dixon Road, Toronto, Ontario, Canada

to:	• receive the financial statements for the year ended December 30, 2017 and the report on those statements by Cott’s independent registered certified public accounting firm,

• elect directors,

• approve the appointment of Cott’s independent registered certified public accounting firm,

• hold a non-binding advisory vote on executive compensation,

• approve the Cott Corporation 2018 Equity Incentive Plan,

• approve the Cott Corporation Shareholder Rights Plan,

• approve an amendment to Cott’s articles of incorporation to change the province of Cott’s registered office address from Quebec to Ontario,

•  approve amendments to Cott’s articles of incorporation and By-Laws to allow for meetings of shareowners to be permitted in such location as the directors of Cott may determine, either inside or outside of Canada, and

• transact any other business that properly may be brought before the meeting and any adjournment of the meeting.

By order of the board of directors

Marni Morgan Poe

Vice President, General Counsel and Secretary

Tampa, Florida, U.S.A.

March 21, 2018

YOU ARE INVITED TO VOTE BY COMPLETING, DATING AND SIGNING THE FORM OF PROXY AND RETURNING IT BY MAIL OR BY FACSIMILE, OR BY FOLLOWING THE INSTRUCTIONS FOR VOTING OVER THE INTERNET IN THE PROXY STATEMENT. A VOTE BY PROXY WILL BE COUNTED IF IT IS COMPLETED PROPERLY AND IS RECEIVED BY OUR TRANSFER AGENT NO LATER THAN 5:00 P.M. TORONTO TIME ON APRIL 27, 2018 OR THE LAST BUSINESS DAY PRIOR TO ANY POSTPONED OR ADJOURNED MEETING OR IS OTHERWISE RECEIVED BY OUR SECRETARY, AS DESCRIBED HEREIN, PRIOR TO THE COMMENCEMENT OF THE MEETING OR ANY POSTPONED OR ADJOURNED MEETING. OUR TRANSFER AGENT’S MAILING ADDRESS IS COMPUTERSHARE INVESTOR SERVICES INC., 100 UNIVERSITY AVENUE, 8TH FLOOR, TORONTO, ONTARIO, CANADA, M5J 2Y1 AND FACSIMILE NUMBER IS 1-866-249-7775 OR (416) 263-9524.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL AND SPECIAL MEETING OF SHAREOWNERS TO BE HELD ON MAY 1, 2018

This communication is not a form for voting and presents only an overview of the more complete proxy materials, which are available on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Our proxy statement, form of proxy and 2017 annual report are available at our website (www.cott.com/investor-relations), as well as our profile on SEDAR (www.sedar.com). Our proxy statement includes information on the following matters, among other things:

•	The date, time and location of the Annual and Special Meeting of Shareowners;

•	A list of the matters being submitted to the shareowners for approval; and

•	Information concerning voting in person at the Annual and Special Meeting of Shareowners.

If you want to receive a paper copy or e-mail of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy to Computershare Investor Services by telephone at 1-800-564-6253 or contact Cott’s Investor Relations Department directly at our principal executive office: Cott Corporation, Corporate Center III, Suite 400, 4221 W. Boy Scout Blvd., Tampa, Florida U.S.A. 33607, telephone (813) 313-1732, email InvestorRelations@cott.com.

Cott Corporation

Annual and Special Meeting of Shareowners

THIS BOOKLET EXPLAINS:

•	details of the matters to be voted upon at the meeting, and

•	how to exercise your right to vote even if you cannot attend the meeting.

THIS BOOKLET CONTAINS:

•	the notice of the meeting,

•	the proxy statement for the meeting, and

•	a proxy form that you may use to vote your shares without attending the meeting.

REGISTERED SHAREOWNERS

A form of proxy is enclosed with this booklet. This form may be used to vote your shares if you are unable to attend the meeting in person. Instructions on how to vote using this form are found starting on page 1 of this proxy statement.

NON-REGISTERED BENEFICIAL SHAREOWNERS

If your shares are held on your behalf or for your account by a broker, securities dealer, bank, trust company or other intermediary, you will not be able to vote unless you carefully follow the instructions provided by your intermediary.

The accompanying proxy statement and form of proxy are furnished in connection with the solicitation of proxies by or on behalf of management and the board of directors for use at the annual and special meeting of shareowners to be held on Tuesday, May 1, 2018 and any continuation of the meeting after an adjournment of such meeting.

AVAILABILITY OF QUARTERLY FINANCIAL INFORMATION

If you are a shareowner and wish to receive (or continue to receive) our quarterly interim financial statements (and the related management discussion and analysis) by mail, you must complete and return the enclosed request form. If you do not do so, quarterly financial statements will not be sent to you. Financial results are announced by media release, and financial statements are available on our website at www.cott.com, on the SEDAR website maintained by the Canadian securities regulators at www.sedar.com and on the EDGAR website maintained by the United States Securities and Exchange Commission at www.sec.gov.

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Cott Corporation

Proxy Statement

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of management and the board of directors (the “Board”) of Cott Corporation (“Cott” or the “Company”) for use at the annual and special meeting of shareowners (the “meeting”) that is to be held at the time and place, and for the purposes, described in the accompanying notice of the meeting and any continuation of the meeting after an adjournment of such meeting.

We are first mailing or making available to shareowners this proxy statement, our 2017 annual report and related materials on or about March 21, 2018. All dollar amounts are in United States dollars unless otherwise stated. All information contained in this proxy statement is as of March 12, 2018, unless otherwise indicated. Our fiscal year ends on the Saturday closest to December 31 of each year. In this proxy statement, therefore, references to the year 2015 are to the fiscal year ended January 2, 2016, references to the year 2016 are to the fiscal year ended December 31, 2016 and references to the year 2017 are to the fiscal year ended December 30, 2017. As used herein, “GAAP” means United States generally accepted accounting principles.

VOTING AT THE MEETING

Who Can Vote

March 12, 2018 is the record date to determine shareowners who are entitled to receive notice of the meeting. Shareowners at the close of business on that date will be entitled to vote at the meeting. As of the record date, 140,149,900 common shares were outstanding. Each common share entitles the holder to one vote on all matters presented at the meeting.

Voting By Registered Shareowners

The following instructions are for registered shareowners only. If you are a non-registered beneficial shareowner, please follow your intermediary’s instructions on how to vote your shares. See below under “Voting By Non-Registered Beneficial Shareowners.”

Voting in Person

Registered shareowners who attend the meeting may vote the shares registered in their name on resolutions put before the meeting. If you are a registered holder who will attend and vote in person at the meeting, you do not need to complete or return the form of proxy, although you are requested to do so. Please register your attendance with the scrutineer, Computershare Investor Services Inc. (“Computershare”), upon your arrival at the meeting. Whether or not you plan to attend the meeting, you are requested to complete and promptly return the enclosed proxy.

Voting by Proxy

If you are a registered shareowner but do not plan to attend the meeting in person, there are four ways that you can vote your proxy:

Mail: You may vote by completing, dating and signing the enclosed form of proxy and returning it to Computershare no later than 5:00 p.m. local time in Toronto on April 27, 2018, or the last business day prior to any postponed or adjourned meeting, by mail to 100 University Avenue, 8th Floor, Toronto, Ontario, Canada M5J 2Y1 using the envelope provided.

Fax: You may vote by completing, dating and signing the enclosed form of proxy and faxing it to Computershare at 1-866-249-7775 (toll free within Canada and the United States) or 1-416-263-9524 (outside Canada and the United States) no later than 5:00 p.m. local time in Toronto on April 27, 2018 or the last business day prior to any postponed or adjourned meeting.

Internet: You may vote over the Internet by accessing www.investorvote.com and following the proxy login and voting procedures described for the meeting. The enclosed form of proxy contains certain information required for the Internet voting process. Detailed voting instructions will then be conveyed electronically via the Internet to those who have completed the login procedure. You may vote (and revoke a previous vote) over the Internet at any time before 5:00 p.m. local time in Toronto on April 27, 2018 or the last business day prior to any postponed or adjourned meeting.

The Internet voting procedure, which complies with Canadian law, is designed to authenticate shareowners’ identities, to allow shareowners to vote their shares and to confirm that shareowners’ votes have been recorded properly. Shareowners voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareowners. Also, please be aware that Cott is not involved in the operation of the Internet voting procedure and cannot take responsibility for any access or Internet service interruptions that may occur or any inaccurate, erroneous or incomplete information that may appear.

Other: If you have not availed yourself of any of the foregoing voting procedures by 5:00 p.m. local time in Toronto on April 27, 2018 or the last business day prior to any postponed or adjourned meeting but still wish to vote by proxy, you may vote by (i) completing, dating and signing the enclosed form of proxy and faxing it to the attention of our Secretary at (813) 434-2139, or (ii) having the person you have chosen as your proxyholder deliver it in person to our Secretary, in each case so that it is received prior to the commencement of the meeting or any postponed or adjourned meeting.

What Is a Proxy?

A proxy is a document that authorizes another person to attend the meeting and cast votes on behalf of a registered shareowner at the meeting. If you are a registered shareowner, you can use the accompanying proxy form. You may also use any other legal form of proxy.

How do You Appoint a Proxyholder?

Your proxyholder is the person you appoint to cast your votes for you at the meeting. The persons named in the enclosed form of proxy are directors or officers of Cott. You may choose those individuals or any other person to be your proxyholder. Your proxyholder does not have to be a shareowner of Cott. If you want to authorize a director or officer of Cott who is named on the enclosed proxy form as your proxyholder, please leave the line near the top of the proxy form blank, as their names are pre-printed on the form. If you want to authorize another person as your proxyholder, fill in that person’s name in the blank space located near the top of the enclosed proxy form.

Your proxy authorizes the proxyholder to vote and otherwise act for you at the meeting, including any continuation of the meeting if it is adjourned.

How Will a Proxyholder Vote?

If you mark on the proxy how you want to vote on a particular issue, your proxyholder must cast your votes as instructed. By checking “WITHHOLD” on the proxy form, you will be abstaining from voting.

If you do NOT mark on the proxy how you want to vote on a particular matter, your proxyholder is entitled to vote your shares as he or she sees fit. If your proxy does not specify how to vote on any particular matter, and if you have authorized a director or officer of Cott to act as your proxyholder, your shares will be voted at the meeting:

•	FOR the election of the nominees named in this proxy statement as directors;

•	FOR the approval of the appointment of PricewaterhouseCoopers LLP as Cott’s independent registered certified public accounting firm;

•	FOR the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers, as such information is disclosed in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure beginning on page 20 (commonly referred to as “say-on-pay”);

•	FOR the approval of the Cott Corporation 2018 Equity Incentive Plan (the “2018 Equity Plan”) described under “Approval of Cott Corporation 2018 Equity Incentive Plan” beginning on page 67 of this proxy statement, in accordance with the resolution attached as Appendix A to this proxy statement on page A-1;

•	FOR the approval of the Cott Corporation Shareholder Rights Plan (the “Rights Plan”) described under “Approval of Cott Corporation Shareholder Rights Plan” beginning on page 77 of this proxy statement, in accordance with the resolution attached as Appendix C to this proxy statement on page C-1;

•	FOR the approval of the amendment to the Cott Corporation Articles of Incorporation to change Cott’s registered office address from Quebec to Ontario described under “Approval of Amendment to Cott Corporation Articles of Incorporation (Change of Registered Office Address)” beginning on page 81 of this proxy statement, in accordance with the resolution attached as Appendix E to this proxy statement on page E-1; and

•	FOR the approval of the amendments to the Cott Corporation Articles of Incorporation and the Cott Corporation By-Laws to allow for meetings of shareowners to be permitted in such location as the directors of Cott may determine, either inside or outside of Canada, described under “Approval of Amendments to Cott Corporation Articles of Incorporation and Cott Corporation By-Laws (Place of Meetings)” beginning on page 81 of this proxy statement, in accordance with the resolutions attached as Appendix F to this proxy statement on page F-1.

For more information on these matters, please see “Election of Directors,” beginning on page 7, “Independent Registered Certified Public Accounting Firm—Approval of Appointment of Independent Registered Certified Public Accounting Firm” on page 63, “Advisory Vote on Executive Compensation” on page 66, “Approval of Cott Corporation 2018 Equity Incentive Plan” on page 67, “Approval of Cott Corporation Shareholder Rights Plan” on page 77, “Approval of Amendment to Cott Corporation Articles of Incorporation (Change of Registered Office Address)” on page 81, and “Approval of Amendments to Cott Corporation Articles of Incorporation and Cott Corporation By-Laws (Place of Meetings)” on page 81.

If any amendments are proposed to these matters, or if any other matters properly arise at the meeting, your proxyholder can generally vote your shares as he or she sees fit. The notice of the meeting sets out all the matters to be presented at the meeting that are known to management as of March 12, 2018.

How do You Revoke Your Proxy?

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before the meeting by delivering to our Secretary a written notice of revocation or a duly executed proxy bearing a later date, by voting via the Internet at a later date or by attending the meeting and voting in person. You may send a written notice to our Secretary to the following address: Corporate Center III, Suite 400, 4221 W. Boy Scout Blvd., Tampa, Florida U.S.A. 33607.

This revocation must be received by our Secretary before the meeting (or before the date of the reconvened meeting if it is adjourned), or in any other way permitted by law.

If you revoke your proxy and do not replace it with another form of proxy that is properly deposited, you may still vote shares registered in your name in person at the meeting.

Voting By Non-Registered Beneficial Shareowners

If your common shares are not registered in your name but in the name of an intermediary (typically a bank, trust company, securities dealer or broker, or a clearing agency in which an intermediary participates), then you are a non-registered beneficial shareowner (as opposed to a registered shareowner). Copies of this document have been distributed to intermediaries who are required to deliver them to, and seek voting instructions from, our non-registered beneficial shareowners. Intermediaries often use a service company (such as Computershare or Broadridge Investor Communications (“Broadridge”)) to forward meeting materials to beneficial shareowners. Cott intends to pay for intermediaries to deliver proxy-related materials and the request for voting instructions (Form 54-101F7) to “objecting beneficial owners” in accordance with National Instrument 54-101. If you are a non-registered beneficial shareowner, you can vote your common shares by proxy, by following the instructions your intermediary provides to you, through your intermediary or at the meeting. As a non-registered beneficial shareowner, while you are invited to attend the meeting, you will not be entitled to vote at the meeting unless you make the necessary arrangements with your intermediary to do so.

Voting in Person

A non-registered beneficial shareowner who received a voting instruction form from the intermediary and who wishes to attend and vote at the meeting in person (or have another person attend and vote on their behalf) should strike out the proxyholders named in the voting instruction form and insert the beneficial shareowner’s (or such other person’s) name in the blank space provided or follow the corresponding instructions provided by the intermediary.

Voting by Proxy through Intermediary

Internet: If your intermediary is registered with Computershare or Broadridge, both of which we have retained to manage beneficial shareowner Internet voting, you may vote over the Internet by following the proxy login and voting instructions on your voting instruction form.

Through Intermediary: A beneficial shareowner who does not vote via the Internet will be given a voting instruction form or other document by his or her intermediary that must be submitted by the beneficial shareowner in accordance with the instructions provided by the intermediary. In such case, you cannot use the Internet voting procedures described above and must follow the intermediary’s instructions (which in some cases may allow the completion of the voting instruction form by telephone or on the intermediary’s Internet website). Occasionally, a beneficial shareowner may be given a form of proxy that has been signed by the intermediary and is restricted to the number of shares owned by the beneficial shareowner but is otherwise not completed. This form of proxy does not need to be signed by the beneficial shareowner. In this case, you can complete the form of proxy and vote by mail or facsimile only in the same manner as described above under “Voting by Registered Shareowners—Voting by Proxy” beginning on page 1 of this proxy statement.

In all cases, beneficial shareowners should carefully follow the instructions provided by the intermediary.

Proxies returned by intermediaries as “non-votes” because the intermediary has not received instructions from the beneficial shareowner with respect to the voting of certain shares, or because under applicable stock exchange or other rules, the intermediary does not have the discretion to vote those shares on one or more of the matters that come before the meeting, will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum for the meeting. In addition to being able to submit to Cott or the intermediary, as applicable, a voting instruction form, beneficial shareowners are permitted to submit any other documents in writing that requests that the beneficial shareowner or a nominee thereof be appointed as a proxyholder.

Confidentiality of Vote

Computershare counts and tabulates proxies in a manner that preserves the confidentiality of your votes. Proxies will not be submitted to management unless:

•	there is a proxy contest;

•	the proxy contains comments clearly intended for management; or

•	it is necessary to determine a proxy’s validity or to enable management and/or the Board to meet their legal obligations to shareowners or to discharge their legal duties to Cott.

Quorum

The annual meeting requires a quorum, which for this meeting means:

•	at least two persons personally present, each being a shareowner entitled to vote at the meeting or a duly appointed proxy for an absent shareowner so entitled; and

•	persons owning or representing not less than a majority of the total number of our shares entitled to vote.

Vote Counting Rules

All matters that are scheduled to be voted upon at the meeting, other than as set out below, are ordinary resolutions. Ordinary resolutions are passed by a simple majority of votes: if more than half of the votes that are cast are cast in favor, the resolution passes. Nine directors nominated must be elected by ordinary resolution of the shareowners. Pursuant to Cott’s Majority Voting and Director Resignation Policy, if a nominee in an uncontested election does not receive the vote of at least the majority of the votes cast (including votes “for” and votes “withheld”), such director is required to promptly deliver written notice to the Corporate Governance Committee offering to resign from the Board. Cott’s Majority Voting and Director Resignation Policy is described more particularly below under the heading “Majority Voting and Director Resignation Policy” on page 14 of this proxy statement.

The approval of Cott’s independent registered certified public accounting firm, the 2018 Equity Plan, the Rights Plan and the amendment to the Cott Corporation By-Laws must each be approved by ordinary resolution of the shareowners. The approval of the amendments to Cott Corporation’s Articles of Incorporation are special resolutions, which must be approved by not less than sixty-six and two-thirds percent (66 2/3%) of the votes cast by the shareowners. Due to the non-binding advisory nature of the matter to be voted upon in respect of the compensation of Cott’s executive officers, there is no minimum vote requirement for the proposal. However, the matter will be considered to have passed with the affirmative vote of a majority of the votes cast by shareowners that are present or represented and entitled to vote at the meeting.

Proxies may be marked “FOR,” “AGAINST” or “WITHHOLD/ABSTAIN.” Abstentions/withholding and broker non-votes are counted for purposes of establishing a quorum, but they are not counted as votes cast for or against a proposal.

Solicitation of Proxies

The cost of soliciting proxies will be borne by Cott. In addition, Cott may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and employees, without additional compensation, personally or by telephone, telegram, letter or facsimile. We have hired MacKenzie Partners, Inc., a professional soliciting organization, to assist us in distributing proxy solicitation materials and responding to information requests from shareowners with respect to the materials. For these services, MacKenzie Partners, Inc. will be paid a fee of $12,000, plus limited reimbursement for out-of-pocket expenses.

Please Complete Your Proxy

Our management, with the support of the Board, requests that you fill out your proxy to ensure your votes are cast at the meeting. This solicitation of your proxy (your vote) is made on behalf of management and the Board.

PROCEDURE FOR CONSIDERING SHAREOWNER PROPOSALS

If you want to propose any matter for inclusion in our 2019 proxy statement, it must be received by our Vice President, General Counsel and Secretary no later than November 22, 2018 at Cott Corporation, Corporate Center III, Suite 400, 4221 W. Boy Scout Blvd., Tampa, Florida U.S.A. 33607.

Our by-laws fix a deadline by which shareowners must submit director nominations prior to any meeting of shareowners. In the case of annual meetings, advance notice must be delivered to us not less than 30 nor more than 60 days prior to the date of the annual meeting; provided, however, that if the annual meeting is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, advance notice may be made not later than the close of business on the 10th day following the date on which the public announcement of the date of the annual meeting is first made by us. In the case of a special meeting of shareowners (which is not also an annual meeting), advance notice must be delivered to us no later than the close of business on the 15th day following the day on which the public announcement of the date of the special meeting is first made by us. Our by-laws also require any shareowner making a director nomination to provide certain important information about its nominees with its advance notice. Only shareowners who comply with these requirements will be permitted to nominate directors to the Board unless the “advance notice” requirements of our by-laws are waived by the Board in its sole discretion. You are advised to review our by-laws, which contain additional requirements about advance notice of director nominations.

PRINCIPAL SHAREOWNERS

We are not aware of any person who, as of March 12, 2018, beneficially owned or exercised control or direction, directly or indirectly, over more than 5% of our common shares except as set forth below:

Name	Nature of Ownership or Control	Number of Shares	Percentage of Class
Connor, Clark & Lunn Investment Management Ltd.(1) 2300-1111 West Georgia Street Vancouver, BC, V6E 4M3 Canada	Beneficial ownership	10,127,616	7.30%
Point72 Asset Management, L.P.(2) 72 Cummings Point Road, Stamford, CT 06902	Beneficial ownership	6,903,612	5.00%

(1)	Based solely on information reported in a Schedule 13G filed by Connor, Clark & Lunn Investment Management Ltd (“Connor Clark”) on February 14, 2018 with the United States Securities and Exchange Commission (the “SEC”). As reported in such filing, Connor Clark is the beneficial owner of 10,127,616 shares, constituting approximately 7.30% of the shares outstanding, with shared voting power with respect to 9,861,595 shares, and sole dispositive power with respect to 10,127,616 shares.

(2)	Based solely on information reported in a Schedule 13G filed jointly by Point72 Asset Management, L.P. (“Point 72 Asset Management”), Point72 Capital Advisors, Inc. (“Point 72 Capital Advisors”), Cubist Systematic Strategies, LLC (“Cubist”), and Mr. Steven A. Cohen on February 22, 2018 with the SEC. As disclosed in the Schedule 13G, pursuant to an investment management agreement, Point72 Asset Management maintains investment and voting power with respect to the securities held by certain investment funds it manages. Point72 Capital Advisors is the general partner of Point72 Asset Management. Pursuant to an investment management agreement, Cubist maintains investment and voting power with respect to the securities held by certain investment funds it manages. Mr. Cohen controls each of Point72 Asset Management, Point72 Capital Advisors, and Cubist. As indicated in the Schedule 13G, each of (i) Point72 Asset Management, Point72 Capital Advisors and Mr. Cohen may be deemed to beneficially own 6,903,612 shares (constituting approximately 5.0% of the shares outstanding); and (ii) Cubist and Mr. Cohen may be deemed to beneficially own 85,866 shares (constituting <0.1% of the shares outstanding).

FINANCIAL STATEMENTS

At the meeting, we will submit to our shareowners Cott’s annual consolidated financial statements for the year ended December 30, 2017, and the related report of Cott’s independent registered certified public accounting firm. No vote will be taken regarding the financial statements.

ELECTION OF DIRECTORS

The Corporate Governance Committee of the Board (the “Corporate Governance Committee”) reviews annually the qualifications of persons proposed for election to the Board and submits its recommendations to the Board for consideration.

The Corporate Governance Committee believes that the Board should be comprised of directors with a broad range of experience and expertise. The following table reflects the diverse skill set requirements of the Board and identifies the specific experience and expertise brought by each individual director nominee.

	Industry Experience	International Experience	Executive Experience	Investment Banking/Private Equity/M&A Experience	Finance	Accounting	Legal	Governance
Jerry Fowden	X	X	X	X	X			X
David Gibbons	X	X	X	X				X
Stephen Halperin		X		X			X	X
Betty Jane Hess		X	X	X				X
Kenneth C. Keller, Jr.	X	X	X	X	X
Gregory Monahan				X	X	X		X
Mario Pilozzi	X	X	X
Eric Rosenfeld		X		X	X			X
Graham Savage			X	X	X	X	X	X

In the opinion of the Corporate Governance Committee and the Board, each of the nine nominees for election as a director is well qualified to act as a director of Cott and, together, the nominees bring the mix of independence, diversity, expertise and experience necessary for the Board and its committees to function effectively. Our approach to corporate governance and the roles of the Board and its committees are described under “Corporate Governance” on page 53 of this proxy statement.

During 2017, the Board held seven meetings. Each of our incumbent directors attended, in person or by telephone, 75% or more of the applicable meetings of the Board and committees on which they served in 2017.

Set forth below is certain information concerning our nominees for election as directors of Cott, including information regarding each person’s service as a director, committee membership, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Corporate Governance Committee and the Board to determine that the person should serve as a director of Cott. Because Cott is a Canadian corporation, we are required to have at least 25% of our directors be Canadian residents. The directors who are Canadian residents are identified below. If elected, each director will hold office until the next annual meeting of shareowners.

On November 8, 2017, Mr. Mark Benadiba notified the Company of his decision to retire from the Board effective December 31, 2017. On February 27, 2018, Mr. Andrew Prozes advised the Board that he would not stand for re-election as a director of the Company at the end of his term. Mr. Prozes will serve the remainder of his term, which will conclude immediately prior to the 2018 Annual and Special Meeting of Shareowners. The Board is currently in the process of identifying qualified individuals for appointment to the Board. In identifying new candidates, the Board will take into account the mix of director characteristics and diverse experiences, perspective and skills appropriate for the Company. Following the identification of a suitable candidate, the Board will appoint the new director to fill the vacancy.

The Board has considered the independence of each of the nominees for election as directors of Cott for purposes of the rules of the SEC, New York Stock Exchange (“NYSE”) and, where applicable, National Instrument 58-101—Disclosure of Corporate Governance Practices (“NI 58-101”) of the Canadian Securities Administrators. All nominees are independent except for Mr. Fowden, our Chief Executive Officer. See “Certain Relationships and Related Transactions” on page 18 of this proxy statement for further discussion of the Board’s determinations as to independence.

Nominee	Committee Membership
Jerry Fowden, 61, of Tampa, Florida, U.S.A., was appointed as our Chief Executive Officer in 2009. Prior to this appointment, he served as President of Cott’s international operating segment, Interim President North America and Interim President of Cott’s UK and European business from 2007 to 2009. Prior to joining Cott, Mr. Fowden served as Chief Executive Officer of Trader Media Group and was a member of the Guardian Media Group plc’s board of directors from 2005 to 2007. Prior to this time, Mr. Fowden served in a variety of roles at multiple companies, including global Chief Operating Officer of ABInBev S.A. Belgium, an alcoholic beverage company, Chief Executive Officer of Bass Brewers Ltd., a subsidiary of AB InBev S.A. Belgium, Managing Director of the Rank Group plc’s Hospitality and Holiday Division and member of the Rank Group plc’s board of directors, Chief Executive Officer of Hero AG’s European beverage operations and various roles within PepsiCo Inc.’s beverage operations and Mars, Incorporated’s pet food operations. Mr. Fowden currently serves on the board of directors of Constellation Brands Inc., a premium alcoholic beverage company and is a member of its Corporate Governance Committee and Chair of its Human Resources Committee, and on the board of directors of the American Beverage Association. Mr. Fowden previously served as a member of the board of directors of the British Soft Drinks Association and as a member of the advisory board of Tchibo Coffee International Ltd, a premium coffee company. The board nominated Mr. Fowden to be a director because he is Cott’s Chief Executive Officer and because he has lived and worked in multiple countries and has extensive international business turnaround experience. Under Mr. Fowden’s leadership, Cott has become a more valuable and highly cash generative business with higher margins in growing “Good For You” beverage categories predominantly distributed through its own route based infrastructure to multiple channels with a reduced dependence on large format retailers.	—
David T. Gibbons, 74, of Naples, Florida, U.S.A., was Cott’s Interim Chief Executive Officer from March 2008 to February 2009. Prior to joining Cott, he was Chairman and Chief Executive Officer of Perrigo Company, a manufacturer of retailer brand over-the-counter pharmaceutical and nutritional products, from 2000 to 2006, and from 2003 to 2007, he also held the role of Chairman of that company. Mr. Gibbons has served on the board of directors of Perrigo and Robbins & Myers, Inc., a manufacturer of fluid management products. He has served on Cott’s board since April 2007, and is currently the Chairman of the board. The board nominated Mr. Gibbons to be a director because he has an extensive consumer products background, with leadership experience in strategic planning, sales and marketing, operational improvements and international operations, as well as extensive board and corporate governance experience from serving as a director and committee member on public, private and non-profit boards.	Chairman of the Board; Corporate Governance Committee

Nominee	Committee Membership
Stephen H. Halperin, 68, of Toronto, Ontario, Canada, is counsel at the law firm of Goodmans LLP. He was a partner with Goodmans from 1987 until his retirement from the partnership at the end of 2017. He also serves as a director of Gluskin Sheff + Associates, Inc., a Toronto Stock Exchange listed wealth management company and is a member of the Board of Governors of McGill University and the audit committee of that board. Mr. Halperin served on the board of trustees of KCP Income Fund, a custom manufacturer of national brand and retailer brand consumer products and has served on the boards of five other publicly listed issuers. He has served on Cott’s board since 1992. The board nominated Mr. Halperin to be a director because he is an expert in Canadian corporate law, with over 30 years of experience counseling boards and senior management regarding corporate governance, compliance, disclosure, international business conduct, capital markets, corporate strategy and other relevant issues. Mr. Halperin is a Canadian resident.	Corporate Governance Committee
Betty Jane (BJ) Hess, 69, of Naples, Florida, U.S.A., was Senior Vice President, Office of the President, of Arrow Electronics, Inc., an electronics distributor listed on the NYSE, for five years prior to her retirement in 2004. At Arrow Electronics, Inc., Ms. Hess was responsible for global operations and led or participated in the integration of 62 acquisitions in the Unites States, Europe and Asia over a 20 year period. She served on the board of directors of the ServiceMaster Company, a company providing home maintenance and lawn care services, and Harvest Power, a firm specializing in the management of organic waste. Ms. Hess is the subject of case studies at Harvard Business School and MIT Sloan School of Management on integration strategy and operational excellence in the supply chain at Arrow Electronics, Inc. She has served on Cott’s board since 2004. The board nominated Ms. Hess to be a director because it believes that her executive experience, integration expertise, leadership and communication skills are valuable assets to the board.	Human Resources and Compensation Committee
Kenneth C. Keller, Jr., 56, of Kenilworth, Illinois, was recently Global President of William Wrigley Jr. Company, a subsidiary of privately held Mars, Inc., and a producer and distributor of confectionary products in the United States and internationally, and has held various other positions with the company since 2011. He is currently transitioning into a new role of Chief Portfolio Officer of the newly integrated Mars Wrigley Confectionary business. Prior to Mr. Keller’s time with Wrigley, he was with Alberto Culver, a manufacturer of hair and skin beauty care products, from 2008 to 2011, where he was President of the U.S. region, responsible for leading the U.S. business to deliver sales and profit growth. Mr. Keller currently serves as a director of Winona Capital Management LLC, a private equity firm specializing in buyouts, acquisitions, growth capital and lower middle-market investments. He has served on Cott’s board since October 2017. The board nominated Mr. Keller to be a director because it believes he possesses significant international and route based delivery experience alongside a track record of driving top line and earnings growth.	Audit Committee

Nominee	Committee Membership
Gregory Monahan, 44, of Darien, Connecticut, U.S.A., has been a Senior Managing Director of Crescendo Partners, L.P., a New York-based investment firm, since December 2014. Prior to December 2014, he served as Managing Director of Crescendo Partners and has held various positions at Crescendo Partners since May 2005. He is also a Managing Member and Portfolio Manager for Jamarant Capital, LP, a private investment firm. Previously, he was co-founder of Bind Network Solutions, a consulting firm focused on network infrastructure and security. Mr. Monahan is currently on the board of directors of Absolute Software Corp., a leader in firmware-embedded endpoint security and management for computers and ultra-portable devices. He also serves on the board of directors of BSM Technologies Inc., a global commercial fleet telematics provider. He previously served on the board of directors of COM DEV International Ltd., a supplier of space equipment and services, SAExploration Holdings Inc., a seismic data services company, ENTREC Corporation, a heavy haul and crane services provider, Bridgewater Systems, a telecommunications software provider, and O’Charley’s Inc., a multi-concept restaurant company. Mr. Monahan has served on Cott’s board since June 2008. The board nominated Mr. Monahan to be a director because it believes he possesses valuable financial expertise, including extensive expertise with capital markets transactions and investments in both public and private companies. He has served in managing roles in investment and technology consulting firms, which experience informs his judgment and risk assessment as a board member.	Audit Committee
Mario Pilozzi, 71, of Oakville, Ontario, Canada, was, until January 2008, President and CEO of Wal-Mart Canada. He joined Wal-Mart Canada in 1994 as Vice-President of Hardline Merchandise and was promoted to Senior Vice-President of Merchandise and Sales, and later Chief Operating Officer, before serving as President and CEO. Prior to joining Wal-Mart Canada, Mr. Pilozzi held a broad range of positions with Woolworth Canada spanning more than 30 years, including the positions of Vice-President of Hardline Merchandise, Administrator of Store Openings, District Manager, Store Manager and several other key roles in Woolworth’s variety and discount-store divisions. Since his retirement in 2008, Mr. Pilozzi has served as a consultant for Wal-Mart’s businesses in Puerto Rico, Brazil, Argentina, Chile, Mexico, China and Japan. Mr. Pilozzi has served on Cott’s board since June 2008. The board nominated Mr. Pilozzi to be a director because he has extensive executive experience with two well-known, multinational corporations and understands the retail sales business of our retailer partners. Mr. Pilozzi is a Canadian resident.	Human Resources and Compensation Committee

Nominee	Committee Membership
Eric Rosenfeld, 60, of New York, New York U.S.A., has been the President and Chief Executive Officer of Crescendo Partners, L.P., a New York based investment firm, since its formation in November 1998. Prior to forming Crescendo Partners, he held the position of Managing Director at CIBC Oppenheimer and its predecessor company Oppenheimer & Co., Inc. for 14 years. Mr. Rosenfeld currently serves as a director for CPI Aerostructures Inc., a company engaged in the contract production of structural aircraft parts, for which he also serves as Chairman, Absolute Software Corp., a leader in firmware-embedded endpoint security and management for computers and ultraportable devices and Pangaea Logistics Solutions Ltd., a logistics and shipping company that merged with Quartet Merger Corp., a blank-check company, for which he served as Chairman and CEO. He is also a director of Aecon Group Inc., a Canada-based construction and infrastructure development company, and NextDecade Corp., a liquefied natural gas development and project management company that merged with Harmony Merger Corp., a blank-check company for which he served as Chairman and CEO. Mr. Rosenfeld has also served as a director for numerous companies, including Arpeggio Acquisition Corporation, Rhapsody Acquisition Corporation and Trio Merger Corp., all blank check companies that later merged with Hill International, Primoris Services Corporation and SAExploration Holdings Inc., respectively, where he continued as a director. He also served on the board of directors of Sierra Systems Group Inc., an information technology, management consulting and systems integration firm, SAExploration Holdings Inc., a seismic data services company, Emergis Inc., an electronic commerce company, Hill International, a construction management firm, Matrikon Inc., a company that provides industrial intelligence solutions, DALSA Corp., a digital imaging and semiconductor firm, GEAC Computer, a software company, and Computer Horizons Corp., an IT services company, where he was Chairman. Mr. Rosenfeld has served on Cott’s board since June 2008 and is our Lead Independent Director. The board nominated Mr. Rosenfeld to be a director because he has extensive experience serving on the boards of multinational public companies and in capital markets and mergers and acquisitions transactions. Mr. Rosenfeld also has valuable experience in the operation of a worldwide business faced with a myriad of international business issues. Mr. Rosenfeld’s leadership and consensus-building skills, together with his experience as senior independent director of all boards on which he currently serves, make him an effective Lead Independent Director for the board.	Chair, Corporate Governance Committee

Nominee	Committee Membership
Graham Savage, 68, of Toronto, Ontario, Canada, is a corporate director. Between 2002 and 2007, Mr. Savage served as the Chairman of Callisto Capital L.P., a Toronto-based private equity firm. Prior to this, since 1998, Mr. Savage was Managing Director at Savage Walker Capital Inc., Callisto Capital L.P.’s predecessor. Between 1975 and 1996, Mr. Savage was with Rogers Communications Inc. in various positions culminating in being appointed the Senior Vice President, Finance and Chief Financial Officer, a position he held for seven years. In addition, Mr. Savage serves on the boards of Postmedia Network Canada Corp. and Sears Canada Inc. (“Sears”) and is Chairman of the latter. He has also served on the boards of Canadian Tire Corporation, Rogers Communications Inc., Alias Corp., Lions Gate Entertainment Corp. and Royal Group Technologies Limited, among others. Mr. Savage has served on Cott’s board since February 2008. The board nominated Mr. Savage to be a director because of his financial expertise, including expertise in the area of private equity. He is our audit committee financial expert and has served as Chief Financial Officer of a large public company. Mr. Savage also has board and committee experience at both public and private companies, and his extensive executive experience brings strong financial and operational expertise to the board. Mr. Savage is a Canadian resident.	Chair, Audit Committee

It is intended that each director will hold office until the close of business of the 2019 annual meeting or until his or her earlier resignation, retirement or death. Pursuant to Cott’s Corporate Governance Guidelines, no director may stand for election or re-election to the Board after the director has reached the age of 75 (a director that turns 75 during his or her term, however, may serve out the remainder of that term). Other than Mr. Gibbons, no nominee identified above will reach the age of 75 prior to the date of the 2019 annual meeting.

Unless otherwise instructed, the persons named in the accompanying form of proxy intend to vote FOR the election to the Board of the nine nominees who are identified above. Management and the Board do not contemplate that any of the nominees will be unable to serve as a director. If, for any reason at the time of the meeting, any of the nominees are unable to serve, then the persons named in the accompanying form of proxy will, unless otherwise instructed, vote at their discretion for a substitute nominee or nominees.

Cease Trade Orders, Corporate and Personal Bankruptcies, Penalties and Sanctions

Except as set forth below, to the knowledge of Cott, none of its directors and officers is, or within 10 years prior to the date hereof has been, a director, chief executive officer or chief financial officer of any company (including Cott) that (i) was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, that was issued while the director or officer was acting in the capacity as director, chief executive officer or chief financial officer, or (ii) was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, that was issued after the director or officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Except as set forth below, to the knowledge of Cott, none of its directors and officers is, or within 10 years prior to the date hereof has been, a director or executive officer of any company (including Cott) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets, or (ii) has, within 10 years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director or executive officer.

Mr. Savage served as a director of Sun-Times Media Group, Inc. (“Sun Times”), formerly Hollinger International Inc. (“Hollinger”). He served as a director of that company from July 2003 until November 2009. On June 1, 2004, the Ontario Securities Commission issued a permanent management cease trade order (the “Ontario Cease Trade Order”) against the insiders of Hollinger for failing to file its interim financial statements and interim management’s discussion and analysis for the three-month period ended March 31, 2004, and its annual financial statements, management’s discussion and analysis and annual information form for the year ended December 31, 2003. In addition, the British Columbia Securities Commission issued a cease trade order against an insider of Hollinger resident in British Columbia on May 21, 2004, as updated on May 31, 2004 (the “BC Cease Trade Order”). The Ontario Cease Trade Order was allowed to expire on January 9, 2006 and is no longer in effect. The BC Cease Trade Order was revoked on February 10, 2006 and is no longer in effect. Sun Times filed for protection under Chapter 11 of the United States Bankruptcy Code in April 2009, and the principal operating assets of Sun Times were subsequently sold.

Mr. Savage has been a director of Sears since April 2015 and is currently the Chairman of the board. On June 22, 2017 Sears announced that it and certain of its subsidiaries (the “Sears Group”) had been granted an order from the Ontario Superior Court of Justice (Commercial List) that, among other things, granted the Sears Group protection from their creditors under the Companies’ Creditors Arrangement Act (Canada). On June 29, 2017, Sears received notice that the Continued Listings Committee of the Toronto Stock Exchange (the “TSX”) had determined to delist Sears’ common shares effective at the close of market on July 28, 2017. Sears did not appeal the decision. Subsequently, on October 16, 2017, Sears announced that it had received approval from the Ontario Superior Court of Justice to proceed with a liquidation of all of its inventory and furniture, fixtures and equipment located at its remaining stores.

Mr. Fowden served on the board of directors of Chesapeake Corporation (now known as Canal Corporation), a supplier of specialty paperboard products, when it filed a voluntary Chapter 11 petition in the United States on December 29, 2008. He served as a director of such company until May 2009.

To the knowledge of Cott, none of its directors and officers has been subject to (i) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to invest in Cott.

Majority Voting and Director Resignation Policy

Pursuant to Cott’s Majority Voting and Director Resignation Policy, if a nominee in an uncontested election does not receive the vote of at least the majority of the votes cast, the director is required to promptly deliver a written notice to the Corporate Governance Committee offering to resign from the Board. Following receipt of an offer of resignation, the Corporate Governance Committee must consider whether or not to accept the offer of resignation and recommend to the Board whether or not to accept it. With the exception of exceptional circumstances that would warrant the continued service of the applicable director on the Board, the Corporate Governance Committee is expected to accept and recommend acceptance of the resignation by the Board. In considering whether or not to accept the resignation, the Corporate Governance Committee may consider factors provided as guidance by the TSX and all factors deemed relevant by members of the Corporate Governance Committee including, without limitation, any stated reasons why shareowners withheld votes from the election of that nominee, the length of service and the qualifications of the director whose resignation has been submitted, such director’s contributions to Cott, Cott’s governance guidelines and Cott’s obligations under applicable laws. The Board must make its decision on the Corporate Governance Committee’s recommendation within 90 days following the meeting of Cott’s shareowners. In considering the Corporate Governance Committee’s recommendation, the Board will evaluate the factors considered by the Corporate Governance Committee and such additional information and factors that the Board deems relevant and, with the exception of exceptional circumstances that would warrant the continued service of the applicable director on the Board, the Board will accept the resignation. If an offer of resignation is accepted in accordance with this policy, the Board may in accordance with the provisions of Cott’s articles and by-laws appoint a new director to fill any vacancy created by the resignation or reduce the size of the Board.

COMPENSATION OF DIRECTORS

We use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board. We set director compensation at a level that reflects the significant amount of time and high skill level required of directors in performing their duties for Cott and for its shareowners. In 2017, other than Jerry Fowden, our Chief Executive Officer, no employees served as directors. Mr. Fowden is not compensated for serving as a director and his compensation as Chief Executive Officer during 2017 has been fully reflected in the Summary Compensation Table on page 37 of this proxy statement. We provided the following annual compensation to our non-employee directors in 2017:

Name	Fees Earned or Paid in Cash ($)(5)	Stock Awards ($)(6)
Mark Benadiba(1)(2)	81,000	119,000
David Gibbons	218,500	119,000
Stephen Halperin(2)	81,000	119,000
Betty Jane Hess	81,000	119,000
Kenneth C. Keller, Jr.(3)	20,250	—
Gregory Monahan	81,000	119,000
Mario Pilozzi(2)	81,000	119,000
Andrew Prozes(4)	96,000	119,000
Eric Rosenfeld	121,000	119,000
Graham Savage(2)	98,500	119,000

(1)	On November 8, 2017, Mr. Benadiba notified the Company of his decision to retire from the Board effective December 31, 2017.

(2)	Messrs. Benadiba, Halperin, Pilozzi and Savage are compensated in Canadian dollars. The amounts paid to such individuals are converted from the U.S. dollar amounts listed above to Canadian dollar amounts at the U.S. to Canadian conversion rate in effect at the time of payment.

(3)	Mr. Keller was appointed to the Board on October 10, 2017.

(4)	On February 27, 2018, Mr. Prozes advised the Board that he would not stand for re-election as a director at the end of his term, which will conclude immediately prior to the 2018 Annual and Special Meeting of Shareowners.

(5)	Non-employee directors are also reimbursed for certain business expenses, including travel expenses, in connection with Board and committee meeting attendance. These amounts are not included in the above table.

(6)	Represents common shares issued in payment of the annual director long-term incentive fee for non-employee directors. The award was made under the Amended and Restated Cott Corporation Equity Incentive Plan.

Directors’ Compensation Schedule

The compensation of directors is considered in light of the overall governance structure of Cott. Compensation for directors is recommended to the Board by the Human Resources and Compensation Committee (the “Compensation Committee”) and is approved by the independent directors. Director compensation is set solely on an annual fee basis (paid quarterly in arrears) and per-meeting attendance fees are not paid. Generally, directors are not separately compensated for service on Board committees in roles other than the committee chair.

During 2017, directors of Cott were entitled to the following annual fees:

Category	Annual Fees
Annual Board retainer	$81,000
Annual fee for the non-executive chair of the Board	$150,000	(1)
Annual fee for chairing the:
Audit Committee	$17,500
Compensation Committee	$15,000
Corporate Governance Committee	$10,000
Annual fee for the lead independent director	$30,000
Annual long-term equity incentive fee (stock award)	$119,000	(2)

(1)	Upon recommendation of the Compensation Committee, the Board determined to increase the annual fee for the non-executive chair of the Board from $100,000 to $150,000, effective as of May 5, 2017.

(2)	Upon recommendation of the Compensation Committee, the Board determined to increase the annual long-term equity incentive fee from $99,000 to $119,000, effective as of May 5, 2017.

Share Ownership Requirements for Board Members

The Board has adopted minimum share ownership requirements for non-management directors. Under the requirements, each such director must own common shares having a minimum aggregate value equal to five times his or her annual board retainer fee (excluding additional committee or chairman retainers). The Compensation Committee or the Board may, from time to time, reevaluate and revise these guidelines to give effect to changes in Cott’s common share price or capitalization. The value of shares owned by each director is recalculated on an annual basis on December 31 of each year. Compliance with the requirements is measured on December 31 of each year and reported to the Compensation Committee. Directors are not required to attain the minimum ownership level by a particular deadline. However, until the guideline amount is achieved, such directors are required to retain an amount equal to 100% of net shares received as equity compensation. Once a director achieves the applicable ownership guideline, such director will be considered in compliance, regardless of any changes in the price of Cott common shares, so long as such director continues to own at least the number of Cott common shares owned in order to achieve the applicable guideline. “Net shares” are defined as those shares that remain after shares are sold or netted to pay the exercise price of stock options (if applicable) and taxes payable upon the grant of a stock payment or the vesting of restricted shares, restricted share units, performance shares, or performance share units or the exercise of stock options or stock appreciation rights. Failure to meet or to show sustained progress toward meeting the guidelines may be a factor considered by the Compensation Committee in determining future long-term incentive equity grants to such directors. Shares purchased on the open market may be sold in compliance with Cott’s policies and applicable securities law. These requirements are designed to ensure that directors’ long-term interests are closely aligned with those of our shareowners. Each of the incumbent non-management directors, other than Kenneth C. Keller, Jr., who was appointed to the Board on October 10, 2017, holds common shares in excess of the threshold required by the share ownership guidelines as of December 30, 2017.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

Security Ownership

The following table and the notes that follow show the number of our common shares beneficially owned as of March 12, 2018 by each of our directors and the individuals named in the Summary Compensation Table, as well as by our current directors and executive officers as a group.

Name	Common Shares Beneficially Owned, Controlled or Directed(1)		Options Exercisable within 60 days	Total	Common Shares Percentage of Class(2)
David Gibbons	142,850		—	142,850	*
Stephen Halperin	126,414		—	126,414	*
Betty Jane Hess	81,743		—	81,743	*
Kenneth C. Keller, Jr.	—		—	—	*
Gregory Monahan(3)	114,666		—	114,666	*
Mario Pilozzi	133,493		—	133,493	*
Andrew Prozes	93,470		—	93,470	*
Eric Rosenfeld(4)	524,405		—	524,405	*
Graham Savage	45,279		—	45,279	*
Jerry Fowden(5)	845,628		1,084,817	1,930,445	1.38%
Jay Wells(5)	74,585		340,509	415,094	*
Thomas Harrington(5)(6)	55,865		68,093	123,958	*
Ron Hinson (5)	145,939		—	145,939	*
Marni Morgan Poe(5)	103,274		208,770	312,044	*
Directors and executive officers as a group (consisting of 15 persons, including the directors and executive officers named above)	2,503,055	(2)	1,735,102	4,238,157	3.02%

*	Less than 1%

(1)	Each director and officer has provided the information on shares beneficially owned, controlled or directed. The shareowners named in this table have sole voting and investment power over all shares shown as beneficially owned by them.

(2)	Percentage of class is based on 140,149,900 shares outstanding as of March 12, 2018.

(3)	Includes 12,000 shares indirectly held by Mr. Monahan through Jamarant Capital, L.P.

(4)	Includes 125,000 shares indirectly held by Mr. Rosenfield through Crescendo Partners III, L.P.

(5)	Amounts reported in the above table do not include unvested time-based restricted share units included in the amount of securities beneficially owned by such person as reported on Form 4.

(6)	Includes 46,100 shares held indirectly by Mr. Harrington through TAH Capital LLC.

Section 16(a) Beneficial Ownership Reporting Compliance

Our directors and executive officers and any beneficial owner of more than 10% of our common shares, as well as certain affiliates of those persons, must file reports with the SEC showing the number of common shares they beneficially own and any changes in their beneficial ownership. Based on our review of these reports and written representations of our directors and executive officers, we believe that all required reports in 2017 were filed in a timely manner, except that, as a result of administrative errors, one Form 4 reporting a total of three transactions was not timely filed on behalf of each of Messrs. Jay Wells, Steve Erdman and Tom Harrington and Ms. Marni Poe and two Forms 4 reporting a total of four transactions were not timely filed on behalf of Mr. Jason Ausher.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board has determined that eight of the nominees for director, David T. Gibbons, Stephen Halperin, Betty Jane Hess, Kenneth C. Keller, Jr., Gregory Monahan, Mario Pilozzi, Eric Rosenfeld and Graham W. Savage, are independent within the meaning of the rules of the SEC, NYSE and NI 58-101. A director is “independent” in accordance with the rules of the SEC, NYSE and NI 58-101 if the Board affirmatively determines that such director has no material relationship with us (either directly or as a partner, shareowner or officer of an organization that has a relationship with us). Mr. Fowden is a management director and is therefore not independent.

On December 31, 2017, Mr. Halperin retired as a partner from Goodmans LLP, a law firm that provides services to Cott on a regular basis. The amount of fees earned by Goodmans LLP for legal services rendered to Cott was and has been financially immaterial to Goodmans LLP and to Mr. Halperin’s compensation from such firm. Following his retirement, Mr. Halperin will not be receiving any compensation from Goodmans LLP, other than payments in respect of 2017 due to the timing of distributions from the partnership and de minimis ongoing benefits. Prior to his retirement, Mr. Halperin did not provide and was not involved in the provision of legal services by Goodmans LLP to Cott, and following his retirement, he will not provide nor be involved in the provision of such services by Goodmans LLP to Cott. The Board considered these matters and determined that Mr. Halperin is independent.

Each director and nominee for election as director delivers to Cott annually a questionnaire that includes, among other things, a request for information relating to any transactions in which both the director or nominee, or their family members, and Cott participates, and in which the director or nominee, or such family member, has a material interest. Pursuant to Cott’s Corporate Governance Guidelines and the charter of the Corporate Governance Committee, the Corporate Governance Committee is required to review all transactions between Cott and any related party (including transactions reported to it by a director or nominee in response to the questionnaire, or that are brought to its attention by management or otherwise), regardless of whether the transactions are reportable pursuant to Item 404 of Regulation S-K under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

After considering advice from the Corporate Governance Committee, the Board is required to review, and, if appropriate, approve or ratify, such related party transactions. A “related party transaction” is defined under the Corporate Governance Guidelines as any transaction in which Cott was or is to be a participant and in which any related party has a direct or indirect material interest, other than transactions that (i) are available to all employees generally, (ii) involve compensation of executive officers or directors duly authorized by the appropriate board committee, or (iii) involve reimbursement of expenses in accordance with Cott’s established policy.

A “related party” is defined under the Corporate Governance Guidelines as any person who is, or at any time since the beginning of Cott’s last fiscal year was, an executive officer or director (including in each case nominees for director), any shareowner owning in excess of 5% of Cott’s common shares, or an immediate family member of an executive officer, director, nominee for director or 5% shareowner.

An “immediate family member” is defined under the Corporate Governance Guidelines as a person’s spouse, parents, stepparents, children, stepchildren, siblings, mother- and father-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than employees) who shares such person’s home.

Management and directors must also update the Board as to any material changes to proposed transactions as they occur.

Because related party transactions potentially vary, the Corporate Governance Committee or the Board has not to date developed a written set of standards for evaluating them, but rather addresses any such transactions on a case-by-case basis.

To the knowledge of the directors, no insider, director or proposed nominee for election as a director, or any associate or affiliate of any such persons, had any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any material transaction with Cott since December 31, 2017.

None of the directors, executive officers, employees, former executive officers, former directors or former employees of Cott has any indebtedness to Cott or any of its subsidiaries.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Executive Summary

We seek to incentivize management to increase long-term, sustainable shareowner value, giving appropriate consideration to risk and reward. We strive to focus management on executing our mission to transform our company into the leading North American and European water, coffee, tea and filtration service provider within home and office delivery, foodservice, convenience and hospitality with strong margins and compound growth in revenue and free cash flow. In 2017, our mission was executed through a concentration in five areas: (1) growth in water and coffee categories that are aligned with health and wellness trends, (2) growth in key channels of home and office delivery, foodservice, convenience and hospitality, (3) capture of Eden and S&D synergies, (4) continuation of our value-creating tuck-in acquisition strategy and (5) management of the traditional beverage manufacturing business for stable free cash flows pending a suitable divestiture solution. Our compensation programs are designed to reward executives based on the achievement of both individual and corporate performance targets, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. Our named executive officers’ total compensation consists of a base salary, opportunities for annual performance-based cash bonus compensation, and long-term compensation in the form of equity ownership.

This Compensation Discussion and Analysis focuses on the compensation of our named executive officers for 2017, who were:

Jerry Fowden	Chief Executive Officer
Jay Wells	Chief Financial Officer
Thomas Harrington	President Services / Chief Executive Officer—DSS
Ron Hinson	CEO—S&D Coffee and Tea
Marni Morgan Poe	Vice President, General Counsel and Secretary

We believe that our named executive officers were instrumental in helping us execute our mission in 2017, as follows:

•	We grew the revenue of our Route Based Services and Coffee, Tea and Extract Solutions segments 3.0% and 8.0% respectively, from 2016 (calculated on a pro forma basis, treating Eden and S&D as if they had been acquired at the beginning of fiscal year 2016).

•	We continued to focus on synergy capture and integration of our acquired businesses, focusing on “back of the house” synergies within procurement, distribution, information technology and selling, general and administrative expenses.

•	We completed 15 separate Route Based Services segment tuck-in acquisitions, which complement our organic growth in this reporting segment.

•	We entered into a Share Purchase Agreement with Refresco Group N.V., a Dutch public company, providing for the sale of our traditional carbonated soft drink and juice business in the United States, Canada, Mexico and the United Kingdom (the “traditional business”) for $1.25 billion. This transaction closed on January 30, 2018, and the proceeds from the sale were utilized to deleverage our balance sheet and create further optionality around capital deployment.

In 2017, the Compensation Committee and management continued to implement compensation and corporate governance best practices that reflect our financial position and our business, including:

•	Salary, bonus and perquisite decisions reflecting our results for the year, including:

o	Each of our named executive officers, other than the President Services / Chief Executive Officer of DSS (the “DSS CEO”) and the CEO—S&D Coffee and Tea (the “S&D CEO”), received an increase in base salary;

o	Each of our named executive officers, other than the DSS CEO and S&D CEO, received a performance bonus equal to 85.0% of target award opportunity, the DSS CEO received a performance bonus equal to 53.7% of target award opportunity and the S&D CEO received a performance bonus equal to 121.0% of target award opportunity;

o	Perquisites available to our named executive officers continued to be limited to an annual executive physical examination and a car allowance.

•	For grants in the 2017 annual grant cycle made in December 2016, we awarded a combination of performance-based restricted share units weighted 37.5%, time-based restricted share units weighted 25%, and stock options weighted 37.5% to each of our named executive officers, other than the S&D CEO. The performance-based restricted share units vest based upon the achievement of a specific level of cumulative pre-tax income over the three-year period ending at the end of fiscal 2019. All of the time-based restricted share units and stock options provide for pro rata vesting (vesting in three equal annual installments). Dividends will accrue on unvested time-based restricted share units and performance-based restricted share units and will be paid only to the extent the underlying award vests. Our goal in linking an element of our long-term incentives to three-year financial results is to align our named executive officers’ incentives with the long-term interests of our shareowners. For grants in the 2018 annual grant cycle made in December 2017, our named executive officers received the same types and relative percentages of equity awards as were awarded in December 2016. Since these awards were granted in 2017, their grant date fair values are reflected in the Summary Compensation Table on page 37, while the awards granted in December 2016 are reflected in the Summary Compensation Table in our 2017 annual meeting proxy statement.

•	A number of policies designed to further our compensation goals and strategies:

o	A clawback policy to allow the Board to recoup any excess annual or long-term incentive compensation paid to our current and former executive officers in the event of a required accounting restatement of a financial statement of Cott, whether or not based on misconduct, due to material non-compliance with any financial reporting requirement under the securities laws of the United States. The clawback policy is intended to reduce potential risks associated with our incentive plans, and thus better align the long-term interests of our named executive officers and shareowners.

o	A “no-hedging” policy that prohibits our directors, named executive officers, and other key executive officers from engaging in any hedging or monetization transactions, such as zero-cost collars and forward sale contracts, with respect to Cott securities.

o	A policy prohibiting directors and employees, including named executive officers, from engaging in any short-term, speculative transactions involving Cott securities, including purchasing securities on margin, engaging in short sales, buying or selling put or call options, and trading in options.

o	A policy prohibiting directors and employees, including named executive officers, from holding Cott securities in a margin account or pledging Cott securities as collateral for a loan.

o	Share ownership guidelines that require our directors, named executive officers, and other key employees to hold a certain amount of shares received as equity compensation from Cott, with the amount set at a particular multiple of base salary.

•	The Compensation Committee’s continued engagement of an independent compensation consultant that does not provide any services to management and that had no relationship with management prior to the engagement.

•	The continued administration of a robust risk management program, which includes our Compensation Committee’s oversight of the ongoing evaluation of the relationship between our compensation programs and risk, as well as the oversight of risk by the Audit Committee on behalf of the full Board pursuant to the Audit Committee Charter.

We believe that the following table is helpful in understanding the targeted versus actual payout of the performance-based cash bonuses to our named executive officers over the previous three fiscal years. This table supplements the information in the Summary Compensation Table appearing following Compensation Discussion and Analysis.

PERFORMANCE-BASED CASH BONUS ACHIEVEMENT HISTORY

Named Executive Officer	Fiscal Year	Cash Incentives Actual Payout Against Target
Jerry Fowden Chief Executive Officer	2017	85.0%
	2016	81.0%
	2015	114.0%

Jay Wells Chief Financial Officer	2017	85.0%
	2016	81.0%
	2015	114.0%

Thomas Harrington President Services / Chief Executive Officer—DSS	2017	53.7%
	2016	— (1)
	2015	60.0%

Ron Hinson(2) CEO—S&D Coffee and Tea	2017	121.0%
	2016	—
	2015	—

Marni Morgan Poe Vice President, Secretary and General Counsel	2017	85.0%
	2016	81.0%
	2015	114.0%

(1)	Mr. Harrington did not receive a performance bonus for 2016, as actual EBITDA results for that year were below the “threshold” target established for the DSS bonus pool.

(2)	Mr. Hinson was not a named executive officer in 2015 or 2016.

As we believe the above information indicates, Cott’s annual performance bonus plan emphasizes compensation that is at-risk and generally only payable based on the achievement of challenging corporate and individual targets. We encourage you to read this Compensation Discussion and Analysis for details regarding our executive compensation program, including information about the 2017 compensation of the named executive officers.

Say-on-Pay and Say-on-Frequency Results

At the 2017 annual and special meeting of shareowners, we solicited from our shareowners an advisory vote on the compensation of our named executive officers. The shareowners voted to approve, on an advisory basis, the compensation of our named executive officers, as such information is disclosed in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure, set forth in our 2017 annual meeting proxy statement. The vote was 99.0% of the shares voting “For,” 0.7% of the shares voting “Against,” and 0.3% of the shares “Withholding” their votes.

The Compensation Committee took into account the result of the shareowner vote in determining executive compensation policies and decisions since the 2017 annual and special meeting of shareowners. The Compensation Committee viewed the vote as an expression of the shareowners’ general satisfaction with our current executive compensation programs.

Consistent with our shareowners’ determination, on an advisory basis, at the 2017 annual and special meeting of shareowners, the Board determined that an advisory vote on the compensation of our named executive officers will be conducted every year. The next advisory vote on the frequency of an advisory vote on executive compensation will take place at the 2023 annual meeting of shareowners.

Overview of Compensation Program

The Compensation Committee is responsible for overseeing Cott’s compensation reward programs, which include compensation (base salary, bonus and equity compensation) and limited perquisites as described below and as set forth in the Summary Compensation Table. In addition, the Compensation Committee is responsible for overseeing talent management and succession planning for the senior management team, as well as setting objectives and evaluating the performance of Cott’s Chief Executive Officer. To assist in executing its responsibilities, the Compensation Committee may retain independent compensation consultants, at Cott’s expense, who report solely to the Compensation Committee. The Compensation Committee is responsible for ensuring that the total compensation paid to our Chief Executive Officer and the officers who directly report to him is fair, reasonable and competitive. The Compensation Committee must recommend to the independent members of the Board, and the Board must review and, if it deems appropriate, approve any changes to our Chief Executive Officer’s compensation package. The Compensation Committee reviews and approves all compensation packages and any adjustments thereto for the direct reports. The Compensation Committee also approves any severance packages to departing direct reports, as well as the severance plans that govern the terms of the severance packages. We refer to the officers who report directly to our Chief Executive Officer as “direct reports.” In 2017, each of our named executive officers, other than Mr. Fowden, were direct reports.

Company Objectives

The primary objectives of our current compensation program are to incentivize management to increase long-term, sustainable shareowner value, giving appropriate consideration to risk and reward, and to focus management on executing our mission. Periodically, the Compensation Committee reviews and approves the design of our compensation programs to ensure that it provides sufficient compensation opportunities for executives in order to attract, retain and motivate the best possible management team. Our compensation programs are designed to:

•	Establish pay levels with reference to personal performance and external competitiveness with relevant labor markets and the relative value of the role in Cott’s business, with the ultimate objective of aligning our named executive officers’ compensation with the market median of the compensation of executives performing similar functions in the competitive market and in Cott’s peer group;

•	Achieve this alignment by making incremental adjustments to components of named executive officers’ compensation over time, with the type and magnitude of such adjustments made in light of Cott’s overall business performance;

•	Reward executives based on the achievement of both individual and corporate performance targets, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking; and

•	Deliver conservative, market-based executive benefits.

Our compensation packages for named executive officers consist of a base salary, opportunities for annual performance-based cash bonus compensation, and long-term compensation in the form of equity ownership. The Compensation Committee has selected these components because it believes they align the interests of our named executive officers with those of our long-term shareowners and motivate these executives to achieve our goals.

Setting Executive Compensation and the Role of Executive Officers in Compensation Decisions

Periodically, the Compensation Committee determines what adjustments, if any, to base salary, cash performance bonus amounts, performance targets for performance-based compensation, and the applicable levels and targets for other compensation would be appropriate for our Chief Executive Officer, and recommends any adjustments to the Board. The Board considers the Compensation Committee’s proposals and, if acceptable, approves them.

The Compensation Committee also determines whether any adjustments to compensation would be appropriate for the direct reports. The Compensation Committee, annually and as it otherwise deems appropriate, meets with our Chief Executive Officer and our Senior Vice President Global Human Resources to obtain recommendations with respect to our compensation programs and packages for the direct reports. The Chief Executive Officer and our Senior Vice President Global Human Resources may make recommendations to the Compensation Committee on base salary, long-term incentive plan awards, performance targets, and other compensation terms for the direct reports that the Compensation Committee may consider. The Compensation Committee considers management’s proposals, reviews independent data to validate these recommendations and, if acceptable, approves them. The Compensation Committee is not bound to, and does not always accept, management’s recommendations with respect to executive compensation for the direct reports. In addition, the Compensation Committee has the authority to access (at Cott’s expense) independent, outside compensation consultants and other advisors for both advice and competitive data as it determines the level and nature of Cott’s executive compensation.

In 2017, the Compensation Committee continued to retain Frederic W. Cook & Co. (“FW Cook”) as its sole independent compensation consultant. FW Cook only performs work for and reports directly to the Compensation Committee and attends Compensation Committee meetings as requested. FW Cook provided recommendations to the Compensation Committee on the competiveness and appropriateness of all elements of executive compensation, including the Chief Executive Officer’s compensation. FW Cook did not provide any additional services to the Board or management in 2017.

The Compensation Committee has considered the independence of FW Cook in light of SEC rules and NYSE listing standards. In connection with this process, the Compensation Committee has reviewed, among other items, a report from FW Cook addressing the independence of FW Cook and the members of the consulting team serving the Compensation Committee, including the following factors: (i) other services provided to Cott by FW Cook; (ii) fees paid by Cott as a percentage of FW Cook’s total revenue; (iii) policies or procedures of FW Cook that are designed to prevent conflicts of interest; (iv) any business or personal relationships between the senior advisor of the consulting team with a member of the Compensation Committee; (v) any Cott stock owned by the senior advisor or any immediate family member; and (vi) any business or personal relationships between our executive officers and the senior advisor. The Compensation Committee discussed these considerations and concluded that the work performed by FW Cook and its senior advisor involved in the engagement did not raise any conflict of interest.

The Compensation Committee periodically reviews compensation data and pay practices from Cott’s peer group and general industry surveys to determine the “market median” of the compensation of executives performing similar functions in the competitive market and in Cott’s peer group. However, the Board and the Compensation Committee retain discretion in setting the compensation for our Chief Executive Officer and his direct reports, respectively. As a result, compensation for these executives may differ materially from the peer group and may vary according to factors such as experience, position, tenure, individual and organizational factors, and retention needs, among others. The Compensation Committee periodically evaluates and selects which companies to reference for purposes of executive compensation competitiveness. With guidance from its compensation consultant and input and discussion with management, the Compensation Committee discusses annually whether the mix of companies in the peer group produces a valid competitive analysis relative to our talent requirements.

The Compensation Committee, with input from FW Cook, determined in 2016 that the peer group below, consisting of selected North American companies, was appropriate for setting 2017 target compensation.

Companies used for Compensation Comparison
ABM Industries Incorporated	Lancaster Colony Corp.
Brown-Forman Corp.	Maple Leaf Foods Inc.
Cal-Maine Foods, Inc.	Monster Corporation
Cintas Corporation	Post Holdings, Inc.
Coca-Cola Bottling Co. Consolidated	Sanderson Farms, Inc.
Constellation Brands, Inc.	Servicemaster Global Holdings Inc.
Dr Pepper Snapple Group, Inc.	Snyders-Lance, Inc.
Flowers Foods, Inc.	TreeHouse Foods, Inc.
The Hain Celestial Group, Inc.	United Natural Foods, Inc.
J&J Snack Foods Corp.

In addition, the Compensation Committee reviews size-adjusted median compensation data from two general industry surveys in which management annually participates: the Aon Hewitt Total Compensation Measurement survey and the Willis Towers Watson Compensation Data Bank survey. The Aon Hewitt survey in 2016 included over 420 companies ranging in size from $10 million to over $150 billion in annual revenue, and the Willis Towers Watson survey in 2016 included over 480 organizations ranging in size from $100 million to over $475 billion in annual revenue.

The Compensation Committee annually reviews peer group and survey data in recommending our Chief Executive Officer’s compensation to the Board and in setting compensation for the direct reports. We consider the compensation paid by companies in our peer group as one factor in setting compensation for our named executive officers, and we may review peer group data with respect to individual components of compensation in addition to overall compensation. Compensation for the majority of our named executive officers has historically fallen at the low end of our market median range (our “market median range” is plus or minus 10% of the market median for base salary, plus or minus 15% of the market median for all other elements of compensation, and plus or minus 15% of the market median for total compensation). Our goal, over time and depending on the success of our overall business, is to more closely align components of our named executive officers’ compensation with the market median range for all compensation elements. In 2017, base salary for all of our named executive officers, except the DSS CEO and S&D CEO, was slightly below the low end of our market median range. Total annual compensation opportunities for our Chief Executive Officer were within the low end of our market median range and for the Chief Financial Officer and Vice President, General Counsel and Secretary were slightly below the low end of our market median range. Total annual compensation opportunities and base salary for the DSS CEO and for the S&D CEO, which were originally set by employment agreements negotiated as part of acquisitions of DSS and S&D, respectively, were above the high end of our market median range.

The Compensation Committee intends to continue to make adjustments to executive compensation in light of the objectives of our compensation program, our financial and competitive position and our business. The Compensation Committee may exercise discretion as to the type and magnitude of these adjustments. In addition, the Compensation Committee may choose to set compensation based on factors other than external data and company performance, including individual responsibilities, potential and achievement. The Compensation Committee believes that its 2017 decisions supported the objectives of Cott’s compensation program.

Long-Term versus Currently-Paid Compensation

Currently-paid compensation to our named executive officers includes base salaries, which are paid periodically throughout the fiscal year, annual cash performance bonuses based on performance targets proposed by management and approved by the Compensation Committee, which are awarded after the end of the fiscal year, and limited perquisites and personal benefits, which are paid consistent with our policies in appropriate circumstances. Our named executive officers historically have been eligible to participate in our long-term equity incentive plans, including the Amended and Restated Cott Corporation Equity Incentive Plan (the “Amended and Restated Equity Plan”). The Amended and Restated Equity Plan provides the Compensation Committee and management with the flexibility to design compensatory awards responsive to Cott’s business needs and goals. Awards under the Amended and Restated Equity Plan may be in the form of stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, performance units or stock payments. As of December 30, 2017, all of our outstanding equity awards were issued under the Amended and Restated Equity Plan. The Amended and Restated Equity Plan is described in more detail under the heading “Equity Compensation Plan Information” on page 52 of this proxy statement. Our executive officers may also participate in our 401(k) Plan, which is available to all employees in the United States, except for certain union employees.

The compensation structure for our named executive officers is intended to balance the need of these executives for current income with the need to create long-term incentives that are directly tied to achievement of our operational targets and growth in shareowner value. For our Chief Executive Officer, the Compensation Committee reviews peer group and survey data and recommends to the Board the terms of his compensation arrangements. The Board reviews the recommendation and, if acceptable, approves such arrangements. Our Chief Executive Officer and Senior Vice President Global Human Resources review peer group and survey data and recommend to the Compensation Committee the terms of the compensation arrangements for direct reports. The Compensation Committee reviews those recommendations and, if acceptable, approves them.

The Compensation Committee has recommended, and the Board has approved, subject to TSX and shareowner approval, the 2018 Equity Plan. Future awards are expected to be governed by the terms of both the Amended and Restated Equity Plan and the 2018 Equity Plan. Awards under the Amended and Restated Equity Plan will continue in accordance with the terms of the Amended and Restated Equity Plan until vested, exercised, forfeited or terminated, as applicable. Further discussion of the terms of the 2018 Equity Plan appears under the heading “Approval of Cott Corporation 2018 Equity Incentive Plan” on page 67 of this proxy statement.

Compensation Components

For 2017, the principal compensation components for Cott’s named executive officers consisted of the following:

Base salary	Fixed pay that takes into account an individual’s role and responsibilities, experience, expertise, and individual performance, and compensates named executive officers for services rendered during the fiscal year.

Cash performance bonuses	Performance-based compensation that is paid to reward attainment of annual corporate and individual performance targets.

Long-term equity incentive awards	Equity compensation that reinforces the link between incentives and long-term Company performance, incentivizes our named executive officers, aligns the interests of our named executive officers with those of our shareowners, and encourages executive retention.

Retirement benefits	Retirement benefits that provide the opportunity for financial security in retirement consistent with programs for our broad-based employee population, including limited matching contributions under Cott’s 401(k) Plan.

Limited perquisites and benefits	Limited perquisites and benefits that effectively facilitate job performance, including an annual executive physical examination and a car allowance.

Base Salary

We provide named executive officers and other employees with base salary, paid over the course of the year, to compensate them for services rendered during the fiscal year. Base salary is determined by an annual assessment of a number of factors, including position and responsibilities, experience, individual job performance relative to responsibilities, impact on development and achievement of our business strategy, and competitive market factors for comparable talent in the peer group. However, the Board and the Compensation Committee retain discretion in setting the compensation for our Chief Executive Officer and the direct reports, respectively, and as a result, base salary for these executives may differ from that of comparable executives in the peer group.

In 2016, the Compensation Committee recommended, and the Board approved, an increase to the base salary for our Chief Executive Officer. Similarly, upon the recommendation of our Chief Executive Officer and our Senior Vice President Global Human Resources in 2017, the Compensation Committee determined to increase the base salaries for our other named executive officers, other than the DSS CEO and S&D CEO. In making such determinations, the Board and the Compensation Committee considered the achievement of individual performance goals, a review of peer group and survey data, the results of Cott’s performance and input from FW Cook.

Base salary for our named executive officers in 2017 is shown in the Summary Compensation Table, under the heading “Salary” on page 37 of this proxy statement.

In 2017, the Compensation Committee recommended, and the Board approved, an increase in the base salary of our Chief Executive Officer. Similarly, upon the recommendation of our Chief Executive Officer and our Senior Vice President Global Human Resources in 2018, the Compensation Committee determined to increase the base salaries for our other named executive officers, other than the S&D CEO.

Performance Bonuses

General

The Compensation Committee believes that some portion of overall cash compensation for named executive officers should be performance-based, that is, contingent on successful achievement of corporate and individual targets. To that end, and depending on our financial and operating performance, the Compensation Committee may approve performance-based bonuses. The addition of performance bonuses in these situations more closely aligns a named executive officer’s overall compensation with his or her individual performance and the profitability of the business unit for which he or she is accountable. Eligibility for performance bonuses is set forth in a named executive officer’s employment offer letter, and is based on market competitiveness, the impact of the executive’s role within Cott, and the executive’s long-term contributions. Any changes to the target bonus levels set forth in the employment offer letter for our Chief Executive Officer are recommended by the Compensation Committee and determined by the Board. Any changes to the target bonus levels set forth in the employment offer letters for the direct reports are reviewed and approved by the Compensation Committee. The targets related to performance-based bonuses are reviewed and approved by the Compensation Committee. The Compensation Committee believes that this bonus arrangement presents executives with clear, quantified targets that will focus them on strategic issues and align management’s interests with those of our long-term shareowners in the sustained growth of shareowner value.

At the end of each fiscal year, an individual performance review is conducted for each named executive officer. If an individual performance review results in a rating below acceptable levels for the relevant period, all or a portion of the performance bonus may be withheld, even if corporate targets were met. During the performance review for our Chief Executive Officer and for his direct reports, the Compensation Committee determines whether the individual performance targets were met. Our Board retains the discretion to make adjustments to the performance bonus for our Chief Executive Officer, and the Compensation Committee retains the discretion to make adjustments to the performance bonuses for the direct reports.

Company Performance Targets

Performance bonus eligibility in 2017 was determined based in part on achieving corporate targets and in part on achieving individual targets. In 2017, 70% of the performance bonus of our named executive officers, other than the DSS CEO, was calculated based on achievement of a specified level of EBITDA, 15% of the performance bonus was based on achievement of a specified level of operating free cash flow and 15% of the performance bonus was based on achievement of a specified level of revenue. The performance bonus for the DSS CEO was calculated based on DSS and Eden Springs achieving specified levels of EBITDA, weighted 70% and 30%, respectively.

For performance bonus purposes, (i) “EBITDA” is GAAP earnings before interest, taxes, depreciation, and amortization, (ii) “operating free cash flow” is GAAP net cash provided by operating activities, less capital expenditures, and (iii) “revenue” is GAAP revenue. The metrics utilized for performance bonus purposes may be adjusted to exclude the impact of certain items as approved by the Compensation Committee, and as a result, they may not correspond to the reported measures used in Cott’s other disclosures or filings.

The business unit in which an individual is employed determines the bonus pool from which he or she is eligible to receive a performance bonus payment and the metrics applicable for the payment of the bonus. There were eight company-wide major bonus pools designated at the start of 2017: North America, DSS, Eden Springs, S&D, United Kingdom, Mexico, RCI and Corporate. All of our named executive officers, other than the DSS CEO and S&D CEO, participated in the Corporate bonus pool in 2017. The DSS CEO participated in the DSS/Eden bonus pools, and the S&D CEO participated in the S&D bonus pool.

The metrics described above closely correspond with the performance of our business, and the Compensation Committee therefore viewed them as appropriate performance targets for measuring the achievement by our named executive officers of Cott’s business goals. Once the corporate performance targets were achieved, the individual performance of the named executive officer was considered, and if expectations for his or her role had been met, the executive was paid a bonus in full. A bonus could have been withheld in whole or in part if the executive did not meet expectations for his or her role. No bonus or portion of a bonus was withheld in 2017.

Performance bonuses in 2017 had a “threshold” level, a base “target” level and an “outperform” level. Performance bonuses may be paid if the actual result for each metric is less than the applicable “threshold” level, with the exceptions noted below. For each of our named executive officers, other than the DSS CEO, if the actual results for the EBITDA metric are below the “threshold” level, no performance bonuses will be paid, subject to the discretion of the Board and the Compensation Committee to modify the performance bonus of our Chief Executive Officer and his direct reports, respectively, based on achievement of individual performance targets. For the DSS CEO, if the actual results for either of the EBITDA metrics (DSS or Eden Springs EBITDA) is below the “threshold” level, but the other EBITDA metric exceeds the “threshold” level, a performance bonus would be paid, subject to the discretion of the Compensation Committee to modify the performance bonus based on achievement of individual performance targets (a performance bonus would not be paid if both of the EBITDA metrics were below the “threshold” level). Management generally recommends the performance criteria targets each year to the Compensation Committee for review and approval. For 2017, our named executive officers could earn a performance bonus of up to a maximum level of 200% of the target bonus amount based on achievement of goals in excess of the “outperform” level. The target bonus awards for 2017 for our named executive officers varied between 75% and 100% of annual base salary.

The Compensation Committee believes that setting an achievable goal is important in motivating our employees appropriately and in constructing a pay package that allows us to compete successfully in the market for talented employees. The following chart sets forth the “threshold,” “target” and “outperform” performance targets established by the Compensation Committee in February 2017 for the bonus pools in which our named executive officers participate, and the actual results achieved for those bonus pools.

2017 Performance Bonus Program

Targets applicable to named executive officers ($ in millions)

	Corporate Pool (enterprise level)			S&D Unit Pool (operating unit level)			DSS CEO (operating unit level)
	EBITDA $	Operating Free Cash Flow $	Revenue $	EBITDA $	Operating Free Cash Flow $	Revenue $	DSS EBITDA $	Eden EBITDA $
“Threshold”	358.6	132.0	3,644.3	39.6	25.1	534.5	183.7	67.5
“Target”	448.2	165.0	3,836.1	44.0	27.9	593.9	211.2	71.2
“Outperform”	537.8	198.0	4,104.6	57.2	36.3	772.1	237.6	92.5

Actual	417.8	154.2	3,813.5	45.1	38.4	602.2	186.2	73.2

These metrics are interpolated on a straight-line basis between the “threshold,” “target,” and “outperform” performance levels, resulting in a payout percentage for each metric. The relative weighting for each metric as set forth in the chart below is applied to the payout percentages, and the results are aggregated, resulting in a bonus payout as a percentage of the target award. This percentage is then applied to the target bonus amount to determine the amount of a named executive officer’s bonus, subject to the discretion of the Board and the Compensation Committee to modify the performance bonus.

The following chart sets forth the calculation of the bonus payouts as a percentage of target award opportunities for the bonus pools in which our named executive officers participate.

2017 Performance Bonus Program

Calculation of bonus payout as a percent target award

	Corporate Pool (enterprise level)			S&D Unit Pool (operating unit level)			DSS CEO (operating unit level)
	EBITDA 70%	Operating Free Cash Flow 15%	Revenue 15%	EBITDA 70%	Operating Free Cash Flow 15%	Revenue 15%	DSS EBITDA 70%	Eden EBITDA 30%
% Payout (Per Metric)	83.0%	84.0%	94.0%	108.0%	200.0%	105.0%	30.0%	109.0%
% Payout—Weighted (Per Metric)	58.0%	14.0%	13.0%	75.0%	30.0%	16.0%	30.0%	76.0%

Bonus Payout % Target Award	85.0%			121.0%			53.7%

As noted above, actual results, when weighted as described above, resulted in a bonus payout of 85.0% of target award opportunity for our named executive officers other than the DSS CEO and the S&D CEO, 53.7% of target award opportunity for the DSS CEO and 121.0% of target award opportunity for the S&D CEO.

The Compensation Committee has determined to continue the same structure of corporate and individual performance metrics for 2018 for the performance bonuses for the named executive officers, other than the DSS CEO. The performance bonus for the DSS CEO for 2018 will be calculated based on DSS performance and Eden performance, weighted 70% and 30%, respectively, with DSS performance calculated based on achievement of DSS EBITDA and DSS operating free cash flow (weighted 85% and 15%, respectively) and with Eden performance calculated based on achievement of Eden EBITDA, Eden revenue and Eden operating free cash flow (weighted 70%, 15% and 15%, respectively).

Individual Performance Targets

During 2017, we used individual performance targets for named executive officers in two ways. First, the Compensation Committee could have reduced or modified a performance bonus based on a named executive officer’s achievement of or failure to achieve individual performance targets. The Compensation Committee determined that our named executive officers met their respective individual performance targets and, as a result, no reductions would be made to performance bonuses. Second, the Compensation Committee made salary adjustment decisions with respect to a named executive officer based in part upon achievement of individual performance targets, as discussed above under the heading “Compensation Components—Base Salary” on page 27 of this proxy statement. The targets set for 2017 varied by business unit and the named executive officer’s function within Cott. The individual targets for the Chief Executive Officer were approved by the Compensation Committee and the individual targets for the other named executive officers were approved by the Chief Executive Officer. The targets were set to reflect the executive’s role in ongoing and planned business initiatives and were designed to closely correlate with our business plan for 2017. In setting specific target levels, a variety of factors were considered, including our areas of focus for the year, our relationships with customers and suppliers, and general economic conditions. A description of the individual 2017 performance targets applicable to our named executive officers is set out below:

Chief Executive Officer:

•	Develop and implement strategic and operational initiatives for long-term growth of Cott; and

•	Achieve specific financial and operational targets.

Chief Financial Officer:

•	Implement strategic and operational initiatives for long-term growth of Cott; and

•	Achieve specific financial and operational targets.

DSS CEO:

•	Deliver certain operational and financial targets; and

•	Implement operational initiatives for long-term growth of the DSS and Eden businesses.

S&D CEO:

•	Deliver certain operational and financial targets; and

•	Implement operational initiatives for long-term growth of the S&D business.

Vice President, General Counsel and Secretary:

•	Develop and oversee legal support function for implementation of strategic and operational initiatives for long-term growth of Cott; and

•	Resolve certain litigation matters in a cost effective manner.

The individual performance targets are set in order to accomplish two objectives. First, the targets represent management’s and the Compensation Committee’s goals for Cott’s performance over time, based on market factors, customer relationships, commodity costs and other operational considerations that we weigh in preparing internal forecasts. Second, they provide executives with meaningful objectives, directly related to their job function, that motivate him or her to positively contribute to our success.

Long-Term Incentive Plans

In 2017, our senior-level employees were eligible to participate in our Amended and Restated Equity Plan. Generally, we use a methodology to determine award size based on benchmarking against our peer group and the industry in general, among other factors. The Amended and Restated Equity Plan provides the Compensation Committee and management with the flexibility to design compensatory awards responsive to Cott’s needs. Awards under the Amended and Restated Equity Plan may be in the form of stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, performance units or stock payments.

Beginning in December 2016, we began granting awards in the annual grant cycle for the following fiscal year. In December 2016, each of our named executive officers (other than the S&D CEO) received an equity award for the 2017 annual grant cycle, and in December 2017, each of our named executive officers (other than the S&D CEO) received an equity award for the 2018 annual grant cycle. Each of these awards is comprised of a combination of performance-based restricted share units weighted 37.5%, time-based restricted share units weighted 25% and stock options weighted 37.5%. The Compensation Committee determined to award this combination of equity to the named executive officers following a review of peer group and survey data. All of the time-based restricted share units and stock options vest in three equal annual installments, and the performance-based restricted share units vest based upon the achievement of a specific level of cumulative pre-tax income over a three-year period. The Compensation Committee selected a three-year performance period based upon input received from FW Cook regarding the time period utilized with respect to similar awards made by Cott’s peer group companies, as well as the Compensation Committee’s belief that a three-year measurement period reinforces the link between incentives and long-term Company performance. We believe that these equity awards incentivize our named executive officers, align the interests of our named executive officers with those of our shareowners and encourage executive retention. The December 2017 equity awards are reflected in the Summary Compensation Table on page 37, while the awards granted in December 2016 are reflected in the Summary Compensation Table in our 2017 annual meeting proxy statement.

The performance-based restricted share units granted in 2015 were originally granted with a pre-tax income target of $129.9 million. Following the sale of our traditional business to Refresco, the Compensation Committee determined to revise such target to $41.9 million to exclude from the target the pre-tax income attributable to the traditional business (discontinued operations) and to exclude the traditional business (discontinued operations) pre-tax income from the pre-tax income achieved for the three year period ending at the end of 2017. Set forth below are the pre-tax income thresholds and variable vesting percentages based on the level of pre-tax income achieved:

Achievement	Pre-Tax Income Threshold	Percentage of Performance Units Vested
125% of Target or greater	$52.4 million	200%
100% of Target	$41.9 million	100%
70% of Target	$29.3 million	40%
Less than 70% of Target	Less than $29.3 million	0%
Actual (continuing operations)	$116.7 million	200.0%

As noted above, our actual cumulative pre-tax income for our remaining businesses (or continuing operations) during the three-year period ending at the end of fiscal 2017 was $116.7 million, which included the benefit of pre-tax income contributed by acquired companies (notably Eden and S&D) and lower interest costs. As a result, the percentage of performance-based restricted share units that vested in February 2018 was 200.0%. For performance-based restricted share unit purposes, “pre-tax income” is GAAP income before income taxes. This metric may be adjusted to exclude the impact of certain items, as approved by the Compensation Committee and, as a result, it may not correspond to similarly titled reported measures used in Cott’s other disclosures or filings.

Mr. Harrington received in 2014 a grant of performance-based restricted share units with a grant date fair value of $5,000,000, which was to vest based upon the achievement of a specific level of DSS EBITDA (weighted 60%), DSS revenue (weighted 20%) and net cooler rental activity (weighted 20%) over the three-year period ending at the end of fiscal 2017. Such award did not ultimately vest.

Retirement Benefits

In 2017, as part of our cost management efforts, we continued to limit executive benefits to those specifically granted pursuant to employment agreements (as discussed in the narrative following the Summary

Compensation Table and below). Our named executive officers are eligible to participate in our 401(k) Plan, which is generally open to all employees in the United States except certain union employees. Employees can contribute a percentage of their eligible earnings, subject to annual contribution limits set by the Internal Revenue Service.

Perquisites and Other Personal Benefits

We provide our named executive officers with limited perquisites and other personal benefits that are not otherwise available to all of our employees, including an annual executive physical examination and a car allowance. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers to ensure that they are appropriately limited and effectively facilitate job performance. Perquisites and personal benefits are taken into account as part of the total compensation to executive officers.

Perquisites and other personal benefits for our named executive officers are set forth in the Summary Compensation Table, under the heading “All Other Compensation” and related footnotes on page 37 of this proxy statement.

Severance Arrangements

We have arrangements with our named executive officers to provide for payment and other benefits if such executive’s employment is terminated under certain circumstances. We have entered into such arrangements in order to discourage these executives from voluntarily terminating their employment with us in order to accept other employment opportunities, and to provide assurances to these executives that they will be compensated if terminated by us without cause. The specific arrangements for each officer may differ, depending on the terms of the officer’s employment agreement or whether such officer participates in the Severance Plan (as defined below).

Severance Plan

As of the last day of fiscal 2017, each of our named executive officers, other than the DSS CEO and the S&D CEO, participated in the Cott Corporation Severance and Non-Competition Plan (the “Severance Plan”), which we implemented in 2009. Subject to certain exceptions, the Severance Plan defines the entitlements for these executives upon a qualified termination of employment and replaces all previous termination and severance entitlements to which they may have been entitled. The Severance Plan and entitlements under such plan are described in more detail under the heading “Potential Payments Upon Termination or Change of Control—Severance Plan” on page 48 of this proxy statement.

Other Severance Payments

Neither the DSS CEO nor the S&D CEO participates in the Severance Plan. Their entitlements under a qualified termination of employment as of such date would be governed by their respective employment letter agreements. The terms of these arrangements are described in more detail under the heading “Potential Payments Upon Termination or Change of Control—Payments to Other Named Executive Officers” on page 51 of this proxy statement.

Treatment of Equity Awards upon Termination or Change of Control

Our Amended and Restated Equity Plan (see “Equity Compensation Plan Information” on page 52 of this proxy statement) contains provisions triggered by a change of control of Cott, thus providing assurances to our named executive officers and employees that their equity investment in Cott will not be lost in the event of the sale, liquidation, dissolution or other change of control of Cott. These terms provide for the acceleration of equity awards in limited circumstances, namely, when the awards (1) are not continued, assumed, or replaced by the surviving or successor entity or (2) are so assumed, but where a named executive officer or employee is involuntarily terminated for reasons other than Cause, or terminates his or her employment for Good Reason (as such capitalized terms are defined in the Amended and Restated Equity Plan), within two years after the change of control.

Additionally, our Amended and Restated Equity Plan contains provisions triggered when a named executive officer or employee retires, is terminated without Cause or resigns with Good Reason. The Amended and Restated Equity Plan provides for different vesting terms depending on the type of award. Performance-based awards, restricted shares and restricted share units contemplate partial vesting after termination based on the length of employment relative to the performance or vesting period. Options contemplate accelerated vesting, generally on the employment termination date.

A more detailed discussion of payments in connection with a termination or change of control is set forth under “Potential Payments Upon Termination or Change of Control” on page 46 of this proxy statement.

Share Ownership Guidelines

The Board has established minimum share ownership requirements for the Chief Executive Officer, Chief Financial Officer, all other executive officers, and certain other employees. Under these requirements, the Chief Executive Officer must own common shares having a minimum aggregate value equal to six times his annual base salary. The Chief Financial Officer must own common shares having a minimum aggregate value equal to two times his annual base salary. Other direct reports must own common shares having a minimum aggregate value equal to one and a half times his or her annual base salary. The Compensation Committee or the Board may, from time to time, reevaluate and revise these guidelines to give effect to changes in Cott’s common share price, capitalization, or changes in the base salary or the title of the above mentioned persons.

The value of shares owned by each of the above persons necessary to maintain compliance with the guidelines is recalculated on an annual basis on December 31 of each year. Compliance with the requirements is measured on December 31 of each year and reported to the Compensation Committee. Individuals are expected to monitor their own compliance throughout the year. Individuals subject to the guidelines are not required to attain the minimum ownership level by a particular deadline; however, until the guideline amount is achieved, the CEO is required to retain an amount equal to 100% of net shares received as equity compensation, and each other named executive officer is required to retain an amount equal to 75% of the net shares received as equity compensation. Once an individual achieves the applicable ownership guideline, he or she will be considered in compliance, regardless of any changes in base salary (except for promotional increases) or the price of Cott common shares, so long as he or she continues to own at least the number of Cott common shares owned at the time he or she achieved the applicable guideline. “Net shares” are defined as those shares that remain after shares are sold or netted to pay the exercise price of stock options (if applicable) and taxes payable upon the grant of a stock payment or the vesting of restricted shares, restricted share units, performance shares, performance share units or the exercise of stock options or stock appreciation rights. Shares purchased on the open market may be sold in compliance with Cott’s policies and applicable securities laws. Failure to meet or to show sustained progress toward meeting the guidelines may be a factor considered by the Compensation Committee in determining future long-term incentive equity grants to such persons. These requirements are designed to ensure that the economic interests of senior management correlate with the value of our stock and are thus closely aligned with the interests of Cott’s shareowners.

Employee Share Purchase Plan

We have maintained the Cott Corporation Employee Share Purchase Plan (the “ESPP”) since 2015. The purpose of the ESPP is to provide eligible employees of Cott and our designated subsidiaries with an opportunity to acquire an ownership interest in us through the purchase of our common shares through payroll deductions at a discounted price. Eligible employees may purchase common shares at a price equal to 90% of the lower of the closing price of common shares on the NYSE on the first and last day of the offering period. We believe the ESPP further aligns the interests of our employees and shareowners and aids in the recruitment and retention of employees.

Insider Trading Restrictions and Policy Against Hedging

Our insider trading policy prohibits directors, officers, employees and consultants of Cott and certain of their family members from purchasing or selling any type of security, whether issued by us or another company, while such person is aware of material non-public information relating to the issuer of the security or from providing such material non-public information to any person who may trade while aware of such information. Trades by directors, executive officers and certain other employees are prohibited during certain prescribed blackout periods and are required to be pre-cleared by our Vice President, General Counsel and Secretary, subject to limited exceptions for approved Rule 10b5-1 plans. This policy prohibits directors, officers, employees and consultants of Cott from engaging in “short sales” with respect to our securities, trading in put or call options, or engaging in hedging or monetization transactions, such as zero-cost collars and forward sale contracts, with respect to our securities. This policy also prohibits employees and directors, including the named executive officers, from holding Cott securities in a margin account or pledging Cott securities as collateral for a loan.

Policy Regarding Clawback of Incentive Compensation

Our Board has adopted a clawback policy that allows the Board to recoup any excess annual or long-term incentive compensation paid to our current and former executive officers in the event of a required accounting restatement of a financial statement of Cott, whether or not based on misconduct, due to material non-compliance with any financial reporting requirement under the securities laws of the United States. The clawback policy is intended to reduce potential risks associated with our incentive plans, and thus better align the long-term interests of our named executive officers and shareowners.

We believe that the clawback policy is sufficiently broad to reduce the potential risk that an executive officer would intentionally misstate results in order to benefit under an incentive program and provides a right of recovery in the event that an executive officer took actions that, in hindsight, should not have been rewarded.

Risk Management Considerations

The Compensation Committee believes that Cott’s performance-based cash bonus and long-term incentive plans provide incentives for our executives and other employees to create long-term shareowner value. Several elements of the program are designed to promote the creation of long-term value and thereby discourage behavior that leads to excessive risk:

•	The base salary portion of compensation is designed to provide a steady income regardless of Cott’s performance so that executives do not feel pressured to focus on achievement of certain performance goals at the expense of other aspects of Cott’s business.

•	The performance goals used to determine the amount of an executive’s bonus are measures that the Compensation Committee believes drive long-term shareowner value. The Compensation Committee attempts to set ranges for these measures that promote success without encouraging excessive risk-taking to achieve short-term results.

•	The measures used to determine whether performance-based restricted share units vest are based on performance over a three-year period. The Compensation Committee believes that the three-year measurement period reinforces the link between incentives and long-term Company performance, and the performance cycles overlap to reduce any incentive to maximize performance in a particular period at the expense of another.

•	Cash bonuses are capped at 200% of target. Similarly, vesting for performance-based restricted share units is capped at 200% of target.

•	The equity awarded to our named executive officers is a mix of performance-based restricted share units, time-based restricted share units and stock options. The Compensation Committee believes that this mix avoids having a relatively high percentage of compensation tied to one element, and that the time-based restricted share units and stock options should reduce risky behavior because these awards are designed to retain employees and because they are earned over time.

•	Compensation is balanced between short-term and long-term compensation, creating diverse time horizons.

•	The Compensation Committee believes that linking performance and the corresponding payout factor mitigates risk by avoiding situations where a relatively small amount of increased performance results in a relatively high corresponding amount of increased compensation.

•	Named executive officers are required to hold a certain amount of Cott shares, which aligns their interests with those of our shareowners.

•	We have implemented accounting policies and internal controls over the measurement and calculation of performance goals.

•	We have implemented a clawback policy, which is intended to reduce potential risks associated with our incentive plans, and thus better align the long-term interests of our named executive officers and shareowners.

•	We have a “no-hedging” policy that prohibits employees from engaging in any hedging or monetization transactions, such as zero-cost collars and forward sale contracts, with respect to Cott securities.

•	We have a policy prohibiting employees from engaging in any short-term, speculative transactions involving Cott securities, including purchasing securities on margin, engaging in short sales, buying or selling put or call options, and trading in options.

•	We have a policy prohibiting employees from holding Cott securities in a margin account or pledging Cott securities as collateral for a loan.

•	The Compensation Committee approves our short-term and long-term incentive compensation programs, which mitigates risk by empowering a group of independent directors with substantial experience and expertise.

•	The Compensation Committee has engaged an outside, independent compensation consultant who is knowledgeable regarding various compensation policies and their associated risks and is free from any conflict of interest.

The Compensation Committee has reviewed Cott’s compensation policies and practices for its employees and determined that the risks arising from those policies and practices are not reasonably likely to have a material adverse effect on Cott.

Tax and Accounting Implications

When determining amounts of long-term incentive grants to executives and employees, the Compensation Committee considers the accounting cost associated with the grants. Under FASB ASC Topic 718, “Share-based Payments,” grants of equity-classified awards result in compensation expense for Cott. The Compensation Committee considers the accounting and tax treatment accorded to equity awards and takes steps to ensure that any issues are addressed by management; however, such treatment has not been a significant factor in establishing Cott’s compensation programs or in the decisions of the Compensation Committee concerning the amount or type of equity award.

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Section 162(m) limits the deductibility of compensation in excess of $1 million paid to our Chief Executive Officer and our three other most highly compensated executive officers (other than our principal financial officer) serving on the last day of the year. Beginning in 2018, as a result of the passage of the Tax Cuts and Jobs Act of 2017 (the “TCJA”), the deductibility limitations of Section 162(m) will also apply to compensation paid to our principal financial officer and will continue to apply to each of these officers for all future years (including after death). Our Amended and Restated Equity Plan was intended to provide for the deductibility of payments in excess of the $1 million limitation with respect to awards under Cott’s annual performance bonus plan and awards of stock options and performance-based restricted share units, by designing these awards to constitute “qualified performance-based compensation.” Qualified performance-based compensation is exempt from the deductibility limitations of Section 162(m). Beginning in 2018, however, the TCJA eliminates the qualified performance-based compensation exemption from Section 162(m), except for certain grandfathered payments related to awards made prior to November 2, 2017. The adoption of the 2018 Equity Plan is intended, in part, to help preserve the grandfathered status of such awards under the Amended and Restated Equity Plan. In contrast, time-based restricted share units generally did not qualify as “performance-based compensation” under Section 162(m). Therefore, the vesting of time-based restricted share units in some cases could result in a loss of tax deductibility of compensation. While we review preserving tax deductibility as an important objective, we believe the primary purpose of our compensation program is to support our strategy and the long-term interests of our shareowners, and we intend to continue to make performance-based awards notwithstanding the elimination of the qualified performance-based compensation exception to the Section 162(m) deductibility limitation. In specific instances we have authorized, and in the future may authorize, compensation arrangements that are not fully tax deductible but that promote other important objectives of Cott and of our executive compensation program.

Summary Compensation Table

Name and Principal Position	Year		Salary ($)	Bonus ($)		Stock Awards(1) ($)		Option/ SAR Awards(2) ($)		Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation ($)		Total ($)
Jerry Fowden	2017		902,596	—		2,812,500		1,687,500		767,207	18,927	(4)	6,188,730
Chief Executive Officer (PEO)	2016		900,000	—		4,687,500	(5)	2,812,500	(5)	729,000	22,794		9,151,794	(5)
	2015		837,500	—		1,500,000		900,000		954,750	16,938		4,209,188

Jay Wells	2017		432,859	—		556,250		333,750		275,947	19,140	(6)	1,617,945
Chief Financial Officer (PFO)	2016		431,200	—		1,737,500	(5)	1,042,500	(5)	261,954	19,866		3,493,020	(5)
	2015		391,515	—		337,500		202,500		335,160	14,955		1,281,630

Thomas Harrington	2017		784,125	500,000	(7)	875,000		525,000		421,075	18,169	(8)	3,123,369
President Services / Chief Executive Officer— DSS	2016		774,663	—		1,312,500	(5)	787,500	(5)	—	22,200		2,896,863	(5)
	2015		759,014	250,000		—		—		457,406	21,687		1,488,107

Ron Hinson	2017	(9)	1,000,000	—		—		—		1,210,000	22,385	(10)	2,232,385
CEO—S&D Coffee and Tea

Marni Morgan Poe	2017		372,273	—		421,875		253,125		237,324	18,063	(11)	1,302,661
Vice President, General Counsel and Secretary	2016		370,847	—		1,062,500	(5)	637,500	(5)	225,290	15,525		2,311,662	(5)
	2015		352,939	—		265,625		159,375		301,976	13,500		1,093,415

(1)	Stock awards made in 2017 were time-based and performance-based restricted share units granted under the Amended and Restated Equity Plan. The amounts reported in this column for 2017 reflect the aggregate grant date fair values for time-based and performance-based restricted share units computed in accordance with FASB ASC Topic 718 (“ASC 718”), excluding the effect of estimated forfeitures. The assumptions used for the valuations are set forth in Note 7 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 30, 2017. Assuming achievement of the highest level of performance for these awards, the grant date fair values of awards subject to performance conditions would have been as follows: Mr. Fowden: $3,375,000; Mr. Wells: $667,500; Mr. Harrington: $1,050,000; and Ms. Poe: $506,250.

(2)	The values of option awards reflect the grant date fair values, as computed in accordance with ASC 718. The assumptions used for the valuations are set forth in Note 7 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 30, 2017.

(3)	The amounts under the Non-Equity Incentive Plan Compensation column reflect amounts earned under Cott’s annual performance bonus plan.

(4)	Includes a car allowance of $16,000, an annual medical exam and 401(k) match of $1,731.

(5)	The amounts reported include (i) awards granted in connection with the 2016 annual grant cycle to each of our named executive officers (other than the DSS CEO), (ii) awards granted to our Chief Financial Officer, Vice President, General Counsel and Secretary, and DSS CEO in August 2016 for the reasons noted below, and (iii) awards granted in connection with the 2017 annual grant cycle in December 2016. The Compensation Committee approved equity awards for the 2017 annual grant cycle at its December 2016 meeting, approved the equity awards for the 2018 annual grant cycle at its December 2017 meeting, and expects to approve annual grants in December each year going forward. The table below sets forth the grant date fair values for each of these awards.

Name	Grant Cycle		Time- Based RSUs ($)	Performance- Based RSUs ($)	Stock Awards ($)	Options ($)
Mr. Fowden	2017		1,000,000	1,500,000	2,500,000	1,500,000
	2016		875,000	1,312,500	2,187,500	1,312,500

Total					4,687,500	2,812,500

Mr. Wells	2017		135,000	202,500	337,500	202,500
	2016	*	175,000	262,500	437,500	262,500
	2016		385,000	577,500	962,500	577,500

Total					1,737,500	1,042,500

Mr. Harrington	2017		350,000	525,000	875,000	525,000
	2016	**	175,000	262,500	437,500	262,500

Total					1,312,500	787,500

Ms. Poe	2017		106,250	159,375	265,625	159,375
	2016	*	175,000	262,500	437,500	262,500
	2016		143,750	215,625	359,375	215,625

Total					1,062,500	637,500

*	Represents an equity award granted in August 2016 in recognition of efforts on the acquisitions of Eden Springs and S&D Coffee and to align total compensation more closely with our market median range.

**	Represents an equity award granted in August 2016 in recognition of increased oversight responsibilities over the newly acquired S&D and Eden Springs businesses. Mr. Harrington did not receive a grant in February 2016 during the 2016 annual grant cycle.

(6)	Includes a car allowance of $13,500, 401(k) match of $3,615, and a phone allowance of $2,025.

(7)	The terms of Mr. Harrington’s agreement provide for a retention bonus equal to one year of base salary, one-third of which was paid on December 16, 2015, with the remaining amount paid on December 16, 2017.

(8)	Includes a car allowance of $14,400 and a 401(k) match of $3,769.

(9)	Mr. Hinson was not a named executive officer in 2015 or 2016.

(10)	Includes a car allowance of $12,935 and a 401(k) match of $9,450.

(11)	Includes a car allowance of $13,500, an annual medical exam, 401(k) match of $2,538 and a phone allowance of $2,025.

CEO Pay Ratio

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Regulation S-K of the Exchange Act, we are providing the following information about the relationship of the annual total compensation of our CEO and the annual total compensation of our employees for 2017 (our “CEO pay ratio”). Our CEO pay ratio information is a reasonable good faith estimate calculated in a manner consistent with applicable SEC rules.

The ratio of the annual total compensation of our CEO, calculated as described above, to the median of the annual total compensation of all employees for 2017 was 132 to 1. This ratio was based on the following:

•	the annual total compensation of our CEO, determined as described above, was $6,188,730; and

•	the median of the annual total compensation of all employees (other than our CEO), determined in accordance with SEC rules, was $46,924.

On January 30, 2018, Cott sold its traditional business to Refresco Group N.V. Employees associated with the traditional business are no longer employed with Cott as of January 30, 2018. Re-measuring the employee population giving effect to the sale of the traditional business results in median annual total compensation of $42,247 and therefore changes the ratio to 146 to 1.

Methodology for Determining Our Median Employee

For purposes of the above CEO pay ratio disclosure, we are required to identify a median employee based on our worldwide workforce, without regard to their location, compensation arrangements or employment status (full-time versus part-time). The median employee is determined by identifying the employee whose compensation is at the median of the compensation of our employee population (other than our CEO). Accordingly, to identify the median of our employee population, the methodology and the material assumptions and estimates that we used were as follows:

Employee Population

We determined that, as of October 31, 2017, the date we selected to identify the median employee, our employee population consisted of approximately 13,600 individuals working for Cott Corporation and its consolidated subsidiaries.

Compensation Measure Used to Identify the Median Employee

Given the geographical distribution of our employee population, we use a variety of pay elements to structure the compensation arrangements of our employees. Consequently, for purposes of measuring the compensation of our employees to identify the median employee, rather than using annual total compensation, we selected base salary/wages and overtime pay, plus actual annual cash incentive compensation (annual bonus) paid through October 31, 2017 as the compensation measure. Additionally:

•	We annualized the compensation of employees to cover the full calendar year, and also annualized any new hires in 2017 as if they were hired at the beginning of the fiscal year, as permitted by SEC rules, in identifying the median employee;

•	We did not make any cost-of-living adjustments in identifying the median employee; and

•	Using this methodology, we determined that the median employee was an employee with base salary/wages and overtime pay plus actual annual bonus earned for the year ended December 31, 2017 of $41,345.

Using this same methodology, but excluding the employees associated with the traditional business, we determined the median employee was an employee with base salary/wages and overtime pay plus actual annual bonus earned for the year ended December 31, 2017 of $40,749.

Annual Total Compensation of Median Employee

In order to determine the annual total compensation of the median employee, we identified and calculated the elements of that employee’s compensation for 2017 in accordance with SEC requirements, resulting in annual total compensation in the amount of $46,924 for calculations including employees associated with the traditional business, and $42,247 for calculations excluding employees associated with the traditional business.

Annual Total Compensation of Chief Executive Officer

With respect to the annual total compensation of our CEO, in accordance with SEC rules, we included the amount reported for Mr. Fowden in the “Total” column for 2017 in the Summary Compensation Table included in this proxy statement.

Named Executive Officer Employment Agreements

Each of our named executive officers has a written employment agreement or offer letter setting forth the material terms of his or her employment. Under these employment agreements or offer letters, these executives receive annual base salaries at rates not less than the amounts reported in the Summary Compensation Table for 2017, which may be adjusted from time to time. Each of these agreements provides for:

•	eligibility to earn bonuses based upon the achievement of agreed-upon criteria established from time to time by the Compensation Committee; and

•	customary allowances and limited perquisites.

Each of the named executive officers employed by Cott as of the end of 2017 participates in both short-term and long-term incentive programs provided by us. The level of participation is determined by the Compensation Committee and varies by named executive officer. Each of our named executive officers is bound by restrictive covenants that generally limit their ability to compete with us in any countries in which we conduct business. They have also agreed to non-solicitation and non-disparagement covenants. These limitations continue during the term of employment and for a period of time following termination (regardless of the cause of the termination).

Potential severance payments in the event of termination or change of control of Cott for each named executive officer, as applicable, are described more particularly below under the heading “Potential Payments Upon Termination or Change of Control” on page 46 of this proxy statement.

Jerry Fowden Employment Agreement

In February 2009, we entered into an employment letter agreement with Jerry Fowden to serve as our Chief Executive Officer. The agreement has an indefinite term and provides for an annual base salary, which was increased to $913,500 in October 2017, and a car allowance. Mr. Fowden is eligible to participate in our annual performance bonus plan, and since 2011 his annual bonus target has been 100% of his base salary.

Mr. Fowden is also eligible to participate in all of our long-term incentive plans made available from time to time to our senior executives at the discretion of the Compensation Committee, including the Amended and Restated Equity Plan. The grants to Mr. Fowden under the Amended and Restated Equity Plan are set forth in the “Grants of Plan-Based Awards in Fiscal 2017” Table on page 42 of this proxy statement.

Mr. Fowden participates in the Severance Plan, pursuant to which he is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of his employment, regardless of the cause of the termination. He is also subject to a non-competition covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of one year following termination, regardless of the cause of the termination.

Jay Wells Employment Agreement

In January 2012, we entered into an offer letter agreement with Jay Wells to serve as our Chief Financial Officer. The agreement has an indefinite term and provides for an annual base salary, which was increased to $439,824 in October 2017, and a car allowance. Mr. Wells is eligible to participate in our annual performance bonus plan with an annual target bonus equal to 75% of his base salary.

Mr. Wells is also eligible to participate in our benefit plans made available to our employees and senior executives, as well as our long-term incentive plans at the discretion of the Compensation Committee, including the Amended and Restated Equity Plan. The grants to Mr. Wells under the Amended and Restated Equity Plan are set forth in the “Grants of Plan-Based Awards in Fiscal 2017” Table on page 42 of this proxy statement.

Mr. Wells participates in the Severance Plan, pursuant to which he is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of his employment, regardless of the cause of the termination. He is also subject to a non-competition covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of nine months following termination, regardless of the cause of the termination.

Thomas Harrington Employment Agreement

In December 2014, we entered into an amended and restated employment agreement with Thomas Harrington, which amended and restated his prior employment agreement with DSS, to serve as the Chief Executive Officer of DSS. The agreement has an indefinite term and provides for an annual base salary, which was increased to $784,125 in 2016, and a car allowance. Under the terms of his employment agreement, Mr. Harrington received in 2014 a grant of performance-based restricted share units with a grant date fair value of $5,000,000, which was to vest based upon the achievement of a specific level of DSS EBITDA (weighted 60%), DSS revenue (weighted 20%) and net cooler rental activity (weighted 20%) over the three-year period ending at the end of fiscal 2017. Such award did not ultimately vest. Additionally, the terms of Mr. Harrington’s agreement provide for a retention bonus equal to one year of base salary, one-third of which was paid on December 16, 2015, with the remaining amount paid on December 16, 2017. Mr. Harrington is eligible to participate in our annual performance bonus plan with an annual target bonus equal to 100% of his base salary.

Mr. Harrington is also eligible to participate in benefit plans made available to DSS employees and senior executives, as well as our long-term incentive plans at the discretion of the Compensation Committee, including the Amended and Restated Equity Plan. The grants to Mr. Harrington under the Amended and Restated Equity Plan are set forth in the “Grants of Plan-Based Awards in Fiscal 2017” Table on page 42 of this proxy statement.

Mr. Harrington is subject to a restrictive covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of one year following termination, regardless of the cause of the termination.

Ron Hinson Employment Agreement

On November 6, 2017, we entered into an amended and restated employment agreement with Ron Hinson, which amended and restated his prior employment agreement with S.& D. Coffee, Inc. (“S&D”), to serve as the Chief Executive Officer of S&D. The agreement has an indefinite term and provides for an annual base salary of $1,000,000. Mr. Hinson is eligible to participate in our annual performance bonus plan with an annual target bonus equal to 100% of his base salary.

Mr. Hinson is also eligible to participate in benefit plans made available to S&D employees and senior executives, as well as our long-term incentive plans at the discretion of the Compensation Committee, including the Amended and Restated Equity Plan. Mr. Hinson did not receive a grant under the Amended and Restated Equity Plan in 2017.

Mr. Hinson is subject to a restrictive covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of one year following termination, regardless of the cause of the termination.

Marni Morgan Poe Employment Agreement

In January 2010, we entered into an offer letter agreement with Marni Morgan Poe to serve as our Vice President, General Counsel. The agreement has an indefinite term and provides for an annual base salary, which was increased to $378,264 in October 2017, and a car allowance. Ms. Poe is eligible to participate in our annual performance bonus plan, and since 2012 her annual bonus target has been 75% of her base salary.

Ms. Poe is also eligible to participate in our benefit plans made available to our employees and senior executives, as well as our long-term incentive plans at the discretion of the Compensation Committee, including the Amended and Restated Equity Plan. The grants to Ms. Poe under the Amended and Restated Equity Plan are set forth in the “Grants of Plan-Based Awards in Fiscal 2017” Table on page 42 of this proxy statement.

Ms. Poe participates in the Severance Plan, pursuant to which she is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of her employment, regardless of the cause of the termination. She is also subject to a non-competition covenant that generally limits her ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of six months following termination, regardless of the cause of the termination.

Grants of Plan-Based Awards in Fiscal 2017

The following table sets forth information with respect to performance-based restricted share units, time-based restricted share units and stock options granted under the Amended and Restated Equity Plan during the year ended December 30, 2017 to each of our named executive officers, as well as the range of possible cash payouts to each of our named executive officers under our annual performance bonus plan for achievement of specified levels of performance in fiscal 2017.

Name	Grant Date	Board Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options(4) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock Awards and Options(5) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jerry Fowden	—	—	451,298	902,596	1,805,192	—	—	—	—	—	—	—
	12/7/2017	12/7/2017	—	—	—	38,571	96,428	192,856	—	—	—	1,687,500
	12/7/2017	12/7/2017	—	—	—	—	—	—	64,285	—	—	1,125,000
	12/7/2017	12/7/2017	—	—	—	—	—	—	—	350,103	17.50	1,687,500
Jay Wells	—	—	162,322	324,644	649,288	—	—	—	—	—	—	—
	12/7/2017	12/7/2017	—	—	—	7,628	19,071	38,142	—	—	—	333,750
	12/7/2017	12/7/2017	—	—	—	—	—	—	12,714	—	—	222,500
	12/7/2017	12/7/2017	—	—	—	—	—	—	—	69,242	17.50	333,750
Thomas Harrington	—	—	60,378	345,015	1,568,250	—	—	—	—	—	—	—
	12/7/2017	12/7/2017	—	—	—	12,000	30,000	60,000	—	—	—	525,000
	12/7/2017	12/7/2017	—	—	—	—	—	—	20,000	—	—	350,000
	12/7/2017	12/7/2017	—	—	—	—	—	—	—	108,921	17.50	525,000
Ron Hinson	—	—	250,000	1,000,000	2,000,000	—	—	—	—	—	—	—
Marni Morgan Poe	—	—	139,603	279,205	558,410	—	—	—	—	—	—	—
	12/7/2017	12/7/2017	—	—	—	5,786	14,464	28,928	—	—	—	253,125
	12/7/2017	12/7/2017	—	—	—	—	—	—	9,642	—	—	168,750
	12/7/2017	12/7/2017	—	—	—	—	—	—	—	52,515	17.50	253,125

(1)	The amounts in these columns show the range of possible cash payouts under our annual performance bonus plan for achievement of specified levels of performance in fiscal 2017. With respect to our named executive officers, other than Mr. Harrington, amounts reported in these columns are calculated solely based on EBITDA, operating free cash flow, and revenue targets, and assume no adjustment to bonus levels based on achievement of individual performance targets. With respect to Mr. Harrington, amounts reported in these columns are calculated solely based on DSS and Eden Springs EBITDA, and assume no adjustment to bonus levels based on achievement of individual performance targets. For additional information related to the annual cash incentive awards including performance goals, measures and weighting, see the “Compensation Discussion and Analysis” section of this proxy statement.

(2)	The amounts in these columns represent performance-based restricted share unit awards. The performance-based restricted share unit awards vest based on the achievement of a specified target level of cumulative pre-tax income over a three-year period. The amounts included in the “Threshold” column reflect the total number of shares that would be issued at the end of the three-year performance period if 70% of the “target” pre-tax income level is achieved. The amounts included in the “Target” column reflect the total number of shares that would be issued at the end of the three-year performance period if 100% of the “target” pre-tax income level is achieved. The amounts included in the “Maximum” column reflect the total number of shares that would be issued at the end of the three-year performance period if 125% of the “target” pre-tax income level is achieved.

(3)	The amounts in this column represent grants of time-based restricted share units. Time-based restricted share units granted in 2017 vest in three equal installments on the first, second and third anniversaries of the grant date.

(4)	The amounts in this column represent grants of stock options. Stock options granted in 2017 vest in three equal installments on the first, second and third anniversaries of the grant date.

(5)	The “Grant Date Fair Value of Stock Awards and Options” column shows the full grant date fair values of the stock options and performance- and time-based restricted share units granted in fiscal 2017. The grant date fair values of the awards are determined under ASC 718 and represent the amounts we would expense in our financial statements over the vesting schedule for the awards. In accordance with SEC rules, the amounts in this column reflect the actual ASC 718 accounting cost without reduction for estimates of forfeitures related to service-based vesting conditions. The assumptions used for determining values are set forth in Note 7 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 30, 2017. The amounts reflect our accounting for these grants and do not correspond to the actual values that may be realized by the named executive officers.

Outstanding Equity Awards at 2017 Fiscal Year End

The following table sets forth information with respect to equity awards outstanding at December 30, 2017 for each of our named executive officers.

	OPTION AWARDS							STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Type of Award	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Jerry Fowden	—		350,103	(2)	17.50	12/7/2027	—	—		—
	194,552	(3)	389,105	(3)	10.40	12/6/2026	—	—		—
	149,828	(4)	299,658	(4)	11.22	2/19/2026	—	—		—
	209,302	(5)	—		9.25	2/25/2025	—	—		—
	214,844	(6)	—		8.00	2/13/2024	—	—		—
	166,463	(7)	—		9.29	5/2/2023	—	—		—
	—		—		—	—	Performance-Based RSU	96,428	(10)	1,606,490
	—		—		—	—	Time-Based RSU	64,285	(11)	1,070,988
	—		—		—	—	Performance-Based RSU	144,230	(12)	2,402,872
	—		—		—	—	Time-Based RSU	64,102	(13)	1,067,939
	—		—		—	—	Performance-Based RSU	116,979	(14)	1,948,870
	—		—		—	—	Time-Based RSU	51,991	(15)	866,170
Jay Wells	—		69,242	(2)	17.50	12/7/2027	—	—		—
	26,264	(3)	52,529	(3)	10.40	12/6/2026	—	—		—
	19,315	(8)	38,632	(8)	16.99	8/11/2026	—	—		—
	65,924	(4)	131,850	(4)	11.22	2/19/2026	—	—		—
	47,093	(5)	—		9.25	2/25/2025	—	—		—
	52,734	(6)	—		8.00	2/13/2024	—	—		—
	41,959	(7)	—		9.29	5/2/2023	—	—		—
	40,610	(9)	—		6.58	2/21/2022	—	—		—
	—		—		—	—	Performance-Based RSU	19,071	(10)	317,723
	—		—		—	—	Time-Based RSU	12,714	(11)	211,815
	—		—		—	—	Performance-Based RSU	19,471	(12)	324,387
	—		—		—	—	Time-Based RSU	8,654	(13)	144,176
	—		—		—	—	Performance-Based RSU	15,450	(16)	257,397
	—		—		—	—	Time-Based RSU	6,867	(17)	114,404
	—		—		—	—	Performance-Based RSU	51,471	(14)	857,507
	—		—		—	—	Time-Based RSU	22,876	(15)	381,114
Thomas Harrington	—		108,921	(2)	17.50	12/7/2027	—	—		—
	68,093	(3)	136,187	(3)	10.40	12/6/2026	—	—		—
	19,315	(8)	38,632	(8)	16.99	8/11/2026	—	—		—
							Performance-Based RSU	30,000	(10)	499,800
	—		—		—	—	Time-Based RSU	20,000	(11)	333,200
	—		—		—	—	Performance-Based RSU	50,480	(12)	840,997
	—		—		—	—	Time-Based RSU	22,436	(13)	373,784
	—		—		—	—	Performance-Based RSU	15,450	(16)	257,397
	—		—		—	—	Time-Based RSU	6,867	(17)	114,404
Ron Hinson	—		—		—	—	Performance-Based RSU	176,574	(18)	2,941,723
Marni Morgan Poe	—		52,515	(2)	17.50	12/7/2027	—	—		—
	20,671	(3)	41,342	(3)	10.40	12/6/2026	—	—		—
	19,315	(8)	38,632	(8)	16.99	8/11/2026	—	—		—
	24,614	(4)	49,230	(4)	11.22	2/19/2026	—	—		—
	37,064	(5)	—		9.25	2/25/2025	—	—		—
	41,504	(6)	—		8.00	2/13/2024	—	—		—
	32,598	(7)	—		9.29	5/2/2023	—	—		—
	27,704	(9)	—		6.58	2/21/2022	—	—		—
	—		—		—	—	Performance-Based RSU	14,464	(10)	240,970
	—		—		—	—	Time-Based RSU	9,642	(11)	160,636
	—		—		—	—	Performance-Based RSU	15,324	(12)	255,298
	—		—		—	—	Time-Based RSU	6,811	(13)	113,471
	—		—		—	—	Performance-Based RSU	15,450	(16)	257,397
	—		—		—	—	Time-Based RSU	6,867	(17)	114,404
	—		—		—	—	Performance-Based RSU	19,218	(14)	320,172
	—		—		—	—	Time-Based RSU	8,542	(15)	142,310

(1)	The market value shown has been calculated based on the closing price of our common shares on the NYSE as of December 29, 2017 ($16.66), the last business day of our 2017 fiscal year.

(2)	This amount represents stock options granted on December 7, 2017, which vest in three equal installments on the first, second and third anniversaries of the grant date.

(3)	This amount represents stock options granted on December 6, 2016, which vest in three equal installments on the first, second and third anniversaries of the grant date.

(4)	This amount represents stock options granted on February 19, 2016, which vest in three equal installments on the first, second and third anniversaries of the grant date.

(5)	This amount represents stock options granted on February 25, 2015 that vested on the last day of our 2017 fiscal year.

(6)	This amount represents stock options granted on February 13, 2014 that vested on the last day of our 2016 fiscal year.

(7)	This amount represents stock options granted on May 2, 2013 that vested on the last day of our 2015 fiscal year.

(8)	This amount represents stock options granted on August 11, 2016, which vest in three equal installments on the first, second and third anniversaries of the grant date.

(9)	This amount represents stock options granted on February 21, 2012 that vested on the last day of our 2014 fiscal year.

(10)	This amount represents performance-based restricted share units granted on December 7, 2017. The performance-based restricted share units vest based on the achievement of a specified target level of cumulative pre-tax income for the period beginning on December 31, 2017 and ending on the last day of our 2020 fiscal year. The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of targeted pre-tax income that is achieved during such period. The amounts included reflect the total number of shares that would be issued at the end of the three-year performance period if Cott achieves 100% of the “target” pre-tax income level.

(11)	This amount represents time-based restricted share units granted on December 7, 2017, which vest in three equal installments on the first, second and third anniversaries of the grant date.

(12)	This amount represents performance-based restricted share units granted on December 6, 2016. The performance-based restricted share units vest based on the achievement of a specified target level of cumulative pre-tax income for the period beginning on January 1, 2017 and ending on the last day of our 2019 fiscal year. The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of targeted pre-tax income that is achieved during such period. The amounts included reflect the total number of shares that would be issued at the end of the three-year performance period if Cott achieves 100% of the “target” pre-tax income level.

(13)	This amount represents time-based restricted share units granted on December 6, 2016, which vest in three equal installments on the first, second and third anniversaries of the grant date.

(14)	This amount represents performance-based restricted share units granted on February 19, 2016. The performance-based restricted share units vest based on the achievement of a specified target level of cumulative pre-tax income for the period beginning on January 3, 2016 and ending on the last day of our 2018 fiscal year. The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of targeted pre-tax income that is achieved during such period. The amounts included reflect the total number of shares that would be issued at the end of the three-year performance period if Cott achieves 100% of the “target” pre-tax income level.

(15)	This amount represents time-based restricted share units granted on February 19, 2016, which vest in three equal installments on the first, second and third anniversaries of the grant date.

(16)	This amount represents performance-based restricted share units granted on August 11, 2016. The performance-based restricted share units vest based on the achievement of a specified target level of cumulative pre-tax income for the period beginning on January 1, 2017 and ending on the last day of our 2019 fiscal year. The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of targeted pre-tax income that is achieved during such period. The amounts included reflect the total number of shares that would be issued at the end of the three-year performance period if Cott achieves 100% of the “target” pre-tax income level.

(17)	This amount represents time-based restricted share units granted on August 11, 2016, which vest in three equal installments on the first, second and third anniversaries of the grant date.

(18)	This amount represents performance-based restricted share units granted on August 11, 2016. The performance-based restricted share units vest based on the achievement of specified target levels of S&D EBITDA (70%), S&D revenue (15%) and S&D free cash flow (15%) for the period beginning on January 1, 2017 and ending on the last day of our 2019 fiscal year. The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of achievement during such period. The amounts included reflect the total number of shares that would be issued at the end of the three-year performance period if S&D achieves 100% of the “target” levels of S&D EBITDA (70%), S&D revenue (15%) and S&D free cash flow (15%).

Option Exercises and Stock Vested In Fiscal 2017

The following table sets forth information with respect to option exercises and stock awards vesting during 2017 for each of our named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Jerry Fowden	—	—	317,505	4,946,199
Jay Wells	—	—	77,576	1,177,966
Thomas Harrington	—	—	14,650	247,737
Ron Hinson	—	—	—	—
Marni Morgan Poe	—	—	57,054	884,630

(1)	This amount represents time-based restricted share units and performance-based restricted share units granted in 2015. The time-based restricted share units granted in 2015 vested on the last day of our 2017 fiscal year, and the performance-based restricted share units vested in February 2018 upon certification by the Compensation Committee that the pre-tax income target with respect to such awards was achieved at the 200.0% level. This amount also includes time-based restricted share units granted in 2016, one-third of which vested on the first anniversaries of the applicable grant dates.

(2)	With respect to time-based restricted share units granted in 2015, the value realized on vesting has been calculated by utilizing the close price of our common shares on the NYSE as of December 29, 2017 ($16.66), the last business day of our 2017 fiscal year. With respect to performance-based restricted share units granted in 2015, the value realized on vesting has been calculated by utilizing the close price of our common shares on the NYSE as of February 14, 2018 ($15.48), the date the Compensation Committee certified that the pre-tax income target with respect to such awards was achieved at the 200.0% level. With respect to time-based restricted share units granted in 2016, the value realized on vesting has been calculated by utilizing the closing price of our common shares on the NYSE as of the applicable vesting dates (February 21, 2017 ($11.32), August 11, 2017 ($15.18) and December 6, 2017 ($17.44)).

Potential Payments Upon Termination or Change of Control

Amended and Restated Equity Plan

Under the Amended and Restated Equity Plan, in the event of a Change of Control, the surviving or successor entity may continue, assume or replace awards outstanding as of the date of the Change of Control. If (1) such awards are continued, assumed, or replaced by the surviving or successor entity, and within two years after the Change of Control a grantee experiences an involuntary termination of employment for reasons other than Cause, or terminates his or her employment for Good Reason, or (2) such awards are not continued, assumed or replaced by the surviving or successor entity, then (i) outstanding options and stock appreciation rights issued to a participant that are not yet fully exercisable will immediately become exercisable in full and will remain exercisable in accordance with their terms, (ii) all unvested restricted shares, restricted share units, performance shares and performance units will become immediately fully vested and non-forfeitable, and (iii) any performance objectives applicable to awards will be deemed to have been satisfied at the “target” level of performance specified in connection with the applicable award. Additionally, the Compensation Committee may terminate some or all of such outstanding awards, in whole or in part, as of the effective time of the Change of Control in exchange for payments to the holders as provided in the Amended and Restated Equity Plan.

The Amended and Restated Equity Plan defines “Change of Control” as (i) the consummation of a consolidation, merger, amalgamation, or other similar corporate reorganization of Cott with or into any other corporation whereby the voting shareholders of Cott immediately prior to such event receive less than 50% of the voting shares of the consolidated, merged or amalgamated corporation, or any acquisition or similar transaction or series of transactions whereby any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than Cott, any entity controlled by Cott, or any employee benefit plan sponsored by Cott or an entity that is controlled by Cott), is or becomes, including pursuant to a tender or exchange offer for Cott common shares, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Cott representing 50% or more of the combined voting power of Cott’s then outstanding securities; (ii) the consummation of a sale by Cott of all or substantially all of Cott’s assets; (iii) the date upon which individuals who, on the effective date of the Amended and Restated Equity Plan constitute Cott’s board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the board, provided that any person becoming a director subsequent to the effective date of the Amended and Restated Equity Plan whose appointment, election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors who remain on the board (either by a specific vote or by approval of the proxy statement of Cott in which such person is named as a nominee for director, without objection to such nomination) shall also be deemed to be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of Cott as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the board shall be deemed to be an Incumbent Director; or (iv) a proposal by or with respect to Cott being made in connection with a liquidation, dissolution or winding-up of Cott. The Amended and Restated Equity Plan defines “Cause” and “Good Reason” the same way as the Severance Plan described on page 48 of this proxy statement. If a Change of Control had occurred on December 30, 2017 and either (1) the surviving or successor entity continued, assumed or replaced awards and within two years after the Change of Control, a named executive officer was involuntarily terminated for reasons other than Cause, or terminated his or her employment for Good Reason, or (2) the surviving or successor entity did not continue, assume or replace awards outstanding as of such date, and the Compensation Committee had not in either case elected to terminate some or all of such outstanding awards in exchange for payments to the holders as provided in the Amended and Restated Equity Plan, the unvested awards granted to our named executive officers would have vested on an accelerated basis as set forth below:

Amended and Restated Equity Plan	Accelerated Vesting ($)(1)
Jerry Fowden	$13,029,267
Jay Wells	$3,654,618
Thomas Harrington	$3,272,112
Ron Hinson	$2,941,723
Marni Morgan Poe	$2,131,270

(1)	Includes the value, based on the closing price of our common shares on the NYSE as of December 29, 2017 ($16.66), the last business day of our 2017 fiscal year, of common shares issuable pursuant to (i) time-based restricted share units granted in 2016 and 2017 that had not vested as of December 30, 2017, (ii) performance-based restricted share units granted in 2016 and 2017, assuming the performance objectives applicable to such awards were satisfied at the “target” level of performance, and (iii) stock options granted in 2016 and 2017 that had not vested as of such date, assuming exercise of such options at applicable exercise prices. The stock options granted on August 11, 2016 and December 7, 2017 are not included in the table above, as the exercise price of such options exceeded the closing price of our common shares on the NYSE as of December 29, 2017.

These amounts, other than those listed for Messrs. Harrington and Hinson, are included in the applicable “Accelerated Vesting” column in the tables under the heading “Payments under the Severance Plan” on page 50 of this proxy statement.

In the case of a grantee’s termination without Cause or resignation with Good Reason, the number of restricted share units to be deemed earned by a grantee is equal to the pro rata number of restricted share units that he or she would have earned on the vesting date had he or she been continuously employed through such vesting date, as calculated by reference to the portion of the applicable restriction period or performance period during which the grantee was actually employed. Additionally, unvested options vest as of the later of the date of termination and the one year anniversary of the effective date of the award and continue to be exercisable for three years following the date of termination.

Assuming the employment of our named executive officers had been terminated on December 30, 2017 by Cott without Cause or by the named executive officers for Good Reason, they would have been entitled to the following:

Amended and Restated Equity Plan	Equity Awards ($)(1)
Jerry Fowden	$7,938,700
Jay Wells	$2,329,888
Thomas Harrington	$1,733,281
Ron Hinson	$1,359,371
Marni Morgan Poe	$1,250,365

(1)	Includes the value, based on the closing price of our common shares on the NYSE as of December 29, 2017 ($16.66), the last business day of our 2017 fiscal year, of common shares issuable pursuant to: (i) time-based restricted share units granted in 2016 and 2017 that had not vested as of December 30, 2017, (ii) performance-based restricted share units granted in 2016 and 2017, and (iii) stock options granted in 2016 and 2017 that had not vested as of such date, assuming exercise of such options at applicable exercise prices. Because the performance periods for the performance-based restricted share units granted to our named executive officers in 2016 and 2017 have not yet been completed, the number of common shares issuable pursuant to performance-based restricted share units that such named executive officers would have been entitled to on December 30, 2017 cannot be determined. As a result, this column includes the value of such performance-based restricted share units on a pro rata basis, assuming achievement of the performance goals at “target” and a share value equal to the closing price of our common shares on the NYSE as of December 29, 2017 ($16.66). Pursuant to the terms of the Amended and Restated Equity Plan, assuming the employment of such individuals had been terminated on December 30, 2017 by Cott without Cause or by such individual for Good Reason, the stock options granted in 2017 would vest on the one year anniversary of the grant date of such awards. Options granted on December 7, 2017 would therefore vest on December 7, 2018. The closing price of our common shares on December 7, 2018 is not yet determinable, and as a result, the value of those options are not included in the table above. Finally, the stock options granted on August 11, 2016 are not included in the table above, as the exercise price of such options exceeded the closing price of our common shares on the NYSE as of December 29, 2017.

These amounts are included in the applicable “Equity Awards” column in the tables under the headings “Payments under the Severance Plan” on page 50 of this proxy statement and “Payments to Other Named Executive Officers” on page 51 of this proxy statement.

Severance Plan

In February 2009, we commenced the Severance Plan. As of December 30, 2017, each of our named executive officers, other than Messrs. Harrington and Hinson, participated in such plan. The triggering events for any severance payments under the Severance Plan are designed to discourage executive officers from voluntarily terminating their employment with us in order to accept other employment opportunities. The triggering events also provide assurances to the executive officers that they will be compensated if terminated by us without Cause. The Severance Plan defines the entitlements for these executives upon a qualified termination of employment and replaces all previous termination and severance entitlements to which they may have been entitled.

The Compensation Committee determines which employees participate in the Severance Plan. Each participant is assigned to one of three groups, which correspond to severance multiples as follows: Level 1 Employees—1 times; Level 2 Employees—0.75 times; Level 3 Employees—0.50 times. Mr. Fowden is a Level 1 employee, Mr. Wells is a Level 2 employee, and Ms. Poe is a Level 3 employee.

The Severance Plan defines “Cause” to mean:

(i)	the willful failure of the participant to properly carry out the participant’s duties and responsibilities or to adhere to the policies of Cott after written notice by Cott of the failure to do so, and such failure remaining uncorrected following an opportunity for the participant to correct the failure within ten days of the receipt of such notice;

(ii)

theft, fraud, dishonesty or misappropriation by the participant, or the gross negligence or willful misconduct by the participant, involving the property, business or affairs of Cott, or in the carrying out of his duties, including, without limitation, any breach by the participant of the representations, warranties and covenants contained in the participant’s employment agreement or restrictive covenants set out in the Severance Plan;

(iii)	the participant’s conviction of or plea of guilty to a criminal offense that involves fraud, dishonesty, theft or violence;

(iv)	the participant’s breach of a fiduciary duty owed to Cott; or

(v)	the participant’s refusal to follow the lawful written reasonable and good faith direction of the Board.

The Severance Plan defines “Good Reason” to include any of the following:

(i)	a material diminution in the participant’s title or duties or assignment to the participant of materially inconsistent duties;

(ii)	a reduction in the participant’s then current annual base salary or target bonus opportunity as a percentage of annual base salary, unless such reduction in target bonus opportunity is made applicable to all participants serving in substantially the same capacity as participant;

(iii)	relocation of the participant’s principal place of employment to a location that is more than 50 miles away from his principal place of employment on the date upon which he became a participant, unless such relocation is effected at the request of the participant or with his approval;

(iv)	a material breach by Cott of any provisions of the Severance Plan, or any employment agreement to which the participant and Cott are parties, after written notice by the participant of the breach and such failure remaining uncorrected following an opportunity for Cott to correct such failure within ten days of the receipt of such notice; or

(v)	the failure of Cott to obtain the assumption in writing of its obligation to perform the Severance Plan by any successor to all or substantially all of the business or assets of Cott within 15 days after a merger, consolidation, sale or similar transaction.

If a participant’s employment is terminated by us without Cause or by the participant for Good Reason, he or she will receive a cash payment of an amount equal to the participant’s total annual base salary and average bonus (based on the actual bonus paid for the previous two years) for the year in which the termination takes place multiplied by his or her severance multiple, less applicable withholdings. The terminated participant would also be paid accrued salary and vacation through the date of termination, less applicable withholdings. In addition, the terminated participant would receive accelerated vesting of rights under our equity incentive plans and would continue to receive benefits under our benefit plans for the number of years equal to the severance multiple, where we may do so legally and in accordance with the applicable benefit plans in effect from time to time.

Level 1 Employees receive gross-up payments in the event excise tax is imposed. Payments to Level 2 or 3 Employees who would otherwise be subject to excise tax are reduced, or cut back, to an amount that will result in no portion of the payments being subject to the excise tax. The 280G excise tax and gross-up is an estimated amount assuming an effective individual income tax rate of 40%. This amount is determined on the basis that the amount subject to excise tax would not be decreased by amounts attributable to reasonable compensation for services before the change of control.

Participants whose employment terminates for Cause, or by voluntary resignation (other than for Good Reason), death, or disability are not entitled to benefits under the Severance Plan.

Participants in the Severance Plan agree to non-competition and non-solicitation provisions that continue beyond termination for the number of years equal to the applicable severance multiple, regardless of the cause of termination. Participants agree to execute a general release of claims against us in return for payments under the Severance Plan, and, except in the case of Mr. Fowden, the Severance Plan supersedes applicable provisions of each participant’s prior employment agreement.

Payments under the Severance Plan

As of December 30, 2017, each of our named executive officers, other than Messrs. Harrington and Hinson, participated in the Severance Plan. Under the Severance Plan, if their employment is terminated by Cott without Cause or by the executive for Good Reason, such executive would receive a cash payment equal to the sum of his or her annual base salary and bonus (based generally on his or her average bonus for the previous two years) times a severance multiple. Mr. Fowden’s employment agreement provides that he would receive a pro rata bonus for the year of termination based on the actual bonus he would have received had he been employed through the end of the year. Mr. Fowden’s severance multiple is 1.0, except that under the terms of his employment letter agreement if a termination occurs in connection with a change of control, his severance multiple would be 1.5. A change of control is defined in his employment letter agreement as a takeover, consolidation, merger, amalgamation, sale of all or substantially all assets or a similar transaction involving Cott.

Assuming his or her employment had been terminated on December 30, 2017 by Cott without Cause or by the executive for Good Reason, the applicable named executive officers would have been entitled to the following:

	Cash Severance ($)	Non Equity Incentive Plan Payment ($)	Medical Continuation ($)	Equity Awards ($)	Total ($)
Jerry Fowden	$913,500	$841,875	$13,155	$7,938,700	$9,707,230
Jay Wells	$329,868	$223,918	$14,451	$2,329,888	$2,898,125
Marni Morgan Poe	$189,132	$131,816	$9,634	$1,250,365	$1,580,948

Assuming his or her employment had been terminated in connection with a Change of Control on December 30, 2017, the applicable named executive officers would have been entitled to the following:

	Cash Severance ($)	Non Equity Incentive Plan Payment ($)	Medical Continuation ($)	Accelerated Vesting ($)	Total ($)
Jerry Fowden	$1,370,250	$1,262,813	$19,733	$13,029,267	$15,682,062
Jay Wells	$329,868	$223,918	$14,451	$3,654,618	$4,222,855
Marni Morgan Poe	$189,132	$131,816	$9,634	$2,131,270	$2,461,853

Payments to Other Named Executive Officers

Mr. Harrington and Mr. Hinson do not participate in the Severance Plan. Mr. Harrington’s employment agreement, dated December 16, 2014, provides that if his employment is terminated by Cott without Cause or by Mr. Harrington for Good Reason (each as defined therein), he would be entitled to receive a cash payment in an amount equal to the sum of his then-current annual base salary and the most recently paid annual bonus, payable within 60 days of such termination, as well as an amount equal to his estimated COBRA premiums for medical, dental, and vision coverage for a twelve-month period. Mr. Hinson’s employment letter agreement, dated November 6, 2017, provides that if his employment is terminated by Cott without Cause or by Mr. Hinson for Good Reason (each as defined therein), he would be entitled to receive a cash payment in an amount equal to the sum of twelve months of his then-current annual base salary and his average bonus in the two most recently completed calender years, less all applicable withholding taxes, payable within 30 days of such termination, except in the case of an involuntary termination that is a part of a group termination program, in which case the payment would be made within 60 days. Assuming their employment had been terminated on December 30, 2017 by Cott without Cause or by the executive for Good Reason, Mr. Harrington and Mr. Hinson would have been entitled to the following cash payments:

	Cash Payments ($)	Non Equity Incentive Plan Payment ($)	Medical Continuation ($)	Equity Awards ($)	Total ($)
Thomas Harrington	$784,125	—	$13,529	$1,733,281	$2,530,935
Ron Hinson	$1,000,000	$1,000,000	$33,007	$1,359,371	$3,392,379

Assuming their employment had been terminated in connection with a Change of Control on December 30, 2017, the applicable named executive officers would have been entitled to the following:

	Cash Payments ($)	Non Equity Incentive Plan Payment ($)	Medical Continuation ($)	Equity Awards ($)	Total ($)
Thomas Harrington	$784,125	—	$13,529	$3,272,112	$4,069,767
Ron Hinson	$1,000,000	$1,000,000	$33,007	$2,941,723	$4,974,730

Termination by Cott for Cause; Resignation by the Executive Officer other than for Good Reason

We are not obligated to make any cash payment or benefit to any of our executive officers if the executive officer’s employment is terminated by us for Cause or if the executive officer resigns for other than Good Reason (each as defined in applicable employment or severance arrangements), other than the payment of unpaid salary and accrued and unused vacation pay.

Termination because of Death or Disability

Upon an executive officer’s death or disability, we pay accrued salary and a prorated target bonus to the executive officer or the executive officer’s estate (except in the case of Mr. Harrington, who would receive any unpaid bonus for the year preceding his death or disability at the time such bonuses are generally paid to other employees). Upon an executive officer’s death, a pro rata portion of any restricted shares, restricted share units, performance shares or performance units granted to such executive officer under the Amended and Restated Equity Plan vest and are paid, in the case of performance shares or units, upon certification by the Compensation Committee of the achievement of the results for the applicable performance period, and in the case of restricted shares or restricted share units, following the executive officer’s death. We provide executive-level life, short-term disability, and long-term care benefits to our executive officers that are not also available to our employees generally. Amounts in respect of such benefits are disclosed in the Summary Compensation Table on page 37 of this proxy statement.

THE HUMAN RESOURCES AND COMPENSATION COMMITTEE REPORT

The Human Resources and Compensation Committee of Cott’s Board (collectively, the “Compensation Committee”) has submitted the following report for inclusion in this proxy statement:

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on the Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into Cott’s Annual Report on Form 10-K for the fiscal year ended December 30, 2017 for filing with the SEC and with all applicable Canadian securities authorities.

The foregoing report is provided by the following directors, who constitute the Compensation Committee:

ANDREW PROZES, CHAIR

BETTY JANE HESS

MARIO PILOZZI

February  27, 2018

EQUITY COMPENSATION PLAN INFORMATION

Set out below is information about the Amended and Restated Equity Plan, the only plan with awards outstanding as of December 30, 2017. The Amended and Restated Equity Plan generally requires us to issue shares that would be dilutive to our shareowners.

Plan	Number of Common Shares to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)			Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Amended and Restated Equity Plan(1)	8,408,340	(2)	US$	11.41	(3)	2,432,533	(4)

(1)	The Amended and Restated Equity Plan was approved by shareowners on April 30, 2013.

(2)	Represents 502,487 shares pursuant to time-based restricted share units, 2,899,414 shares pursuant to performance-based restricted share units, and 5,006,439 shares pursuant to stock options granted (and not exercised, forfeited or cancelled, as applicable) under the Amended and Restated Equity Plan. If any of the shares to be issued pursuant to time-based restricted share units, performance-based restricted share units, or stock options are forfeited, expired, or are cancelled or settled without the issuance of shares, they will return to the pool of shares available for issuance under the Amended and Restated Equity Plan. As of March 12, 2018, there were 6,424,169 shares to be issued upon the vesting or exercise of outstanding time-based restricted share units, performance-based restricted share units and stock options under the Amended and Restated Equity Plan.

(3)	Represents the weighted-average exercise price of stock options granted under the Amended and Restated Equity Plan.

(4)	Represents the number of shares available for future issuance under the Amended and Restated Equity Plan. Based on the share counting methodology provided for in the Amended and Restated Equity Plan, shares issued under the plan will be applied to reduce the maximum number of shares remaining available for issuance under the plan; provided that the total number of shares available for issuance will be reduced 2.0 shares for each share issued pursuant to “full value” awards made after April 30, 2013. “Full value” awards include any awards other than options or stock appreciation rights. As of December 30, 2017, there were 4,946,842 full value awards that were issued after April 30, 2013, which reduce the shares available for future issuance under the Amended and Restated Equity Plan by 9,893,683. “Full value” awards that lapse or are forfeited are returned to the pool at the same 2.0 multiple at which they were debited. As of March 12, 2018, approximately 4,815,745 shares remained available for issuance under the Amended and Restated Equity Plan.

The Amended and Restated Equity Plan is administered by the Compensation Committee or any other Board committee as may be designated by the Board from time to time. The Amended and Restated Equity Plan provides the Compensation Committee flexibility to design compensatory awards that are responsive to Cott’s needs. Subject to the terms of the Amended and Restated Equity Plan and applicable statutory and regulatory requirements, the Compensation Committee has the discretion to determine the persons to whom awards will be granted under the plan, the nature and extent of such awards, the times when awards will be granted, the duration of each award, and the restrictions and other conditions to which payment or vesting of awards may be subject.

Our annual equity grant rate, or “burn rate,” for 2017, calculated based on applicable TSX requirements, was 13.9%.

The Compensation Committee has recommended, and the Board has approved, subject to TSX and shareowner approval, the 2018 Equity Plan. Future awards are expected to be governed by the terms of both the Amended and Restated Equity Plan and the 2018 Equity Plan. Awards under the Amended and Restated Equity Plan will continue in accordance with the terms of the Amended and Restated Equity Plan until vested, exercised, forfeited or terminated, as applicable. Further discussion of the terms of the 2018 Equity Plan appears under the heading “Approval of Cott Corporation 2018 Equity Incentive Plan” on page 67 of this proxy statement.

DIRECTORS’ AND OFFICERS’ INSURANCE

We provide insurance for the benefit of our directors and officers against certain liabilities that may be incurred by them in their capacity as directors and officers, as specified in the policy. The current annual policy limit is $85,000,000. We are reimbursed for amounts paid to indemnify directors and officers, subject to a deductible of $750,000 for securities claims and a deductible of $500,000 for all other claims. The deductible is our responsibility. There is no applicable deductible if we are unable to indemnify. The annual premium, which is currently $626,245, is paid by us.

Under the terms of our by-laws and agreements with each of our directors, we indemnify our directors and officers against certain liabilities incurred by them in their capacity as directors and officers to the extent permitted by law.

CORPORATE GOVERNANCE

Board and Management Roles

The Board has explicitly assumed responsibility for the stewardship of Cott, including:

•	the adoption of a strategic planning process;

•	the identification of the principal risks for Cott and the implementation of appropriate risk management systems;

•	succession planning and monitoring of senior management;

•	ensuring that we have in place a communications policy to enable us to communicate effectively and in a timely manner with our shareowners, other stakeholders and the public generally; and

•	the integrity of our internal control and management information systems.

All decisions materially affecting Cott, our business and operations, including long-term strategic and operational planning, must be approved by the Board prior to implementation. Management develops and prioritizes strategic plans on an annual basis. Management then reviews these strategic plans with the Board during an annual Board strategy meeting, along with industry dynamics, Cott’s challenges, and legal, regulatory and governance developments, among other factors. At the conclusion of this annual strategy meeting, the Board approves Cott’s strategic plan. Additionally, the Board reviews and approves the annual budget under the existing strategy. Management provides the Board with comprehensive updates throughout the year regarding the implementation and results of Cott’s strategic plans, which facilitate the Board’s assessment of Cott’s performance against its stated business objectives. This process allows the Board to understand and impact Cott’s strategic plans, including plans related to return of capital to shareowners, mergers and acquisitions, competitive challenge and changing marketplace conditions. As a result, the Board has substantial oversight of the development and implementation of Cott’s strategic plans and the Board is able to effectively monitor Cott’s progress with respect to the strategic goals and objectives.

To assist in discharging its responsibilities effectively, the Board has established three committees: the Audit Committee, the Corporate Governance Committee and the Compensation Committee. The roles of the committees as part of our governance process are outlined below, and their charters may be viewed on our website at www.cott.com. Each committee has the authority to retain its own legal, accounting or other advisors.

Allocation of Responsibility between the Board and Management

The Board has adopted a written mandate, the text of which is set out in Appendix H. The business and affairs of Cott are managed by or under the supervision of the Board in accordance with all applicable laws and regulatory requirements. The Board is responsible for providing direction and oversight, approving our strategic direction and overseeing the performance of our business and management. Management is responsible for presenting strategic plans to the Board for review and approval and for implementing our strategic direction. The Board has approved a job description for the Chief Executive Officer, which specifically outlines the responsibilities of this position. One of these responsibilities is to prepare, on behalf of management, a written statement of management’s objectives, plans and standards of performance. This report is reviewed and approved annually by both the Compensation Committee and the entire Board. Additionally, we have established a lead independent director role and position descriptions for the chairman of the Board and for each committee chair.

Board Oversight of Risk

Pursuant to the written mandate, management is responsible for day-to-day risk management and is responsible for implementing the risk management strategy for Cott. Risk oversight is a responsibility of the full Board that is administered by the Audit Committee pursuant to the Audit Committee Charter. The Audit Committee:

•	oversees Cott’s Enterprise Risk Management (“ERM”) program and requests reports from management on its monitoring and mitigation of risks;

•	discusses with management the relationship between Cott’s risk appetite and business strategies; and

•	reviews major financial risk exposures and oversees the guidelines and policies used to govern the ERM program.

Other Board committees also play the following roles in risk oversight:

•	The Audit Committee oversees the ERM program guidelines and policies, and considers Cott’s major financial risk exposures, as well as risks associated with financial reporting and fraud.

•	The Compensation Committee considers executive officer succession planning as well as major compensation-related risks when reviewing our compensation strategy, plans and programs.

•	The Corporate Governance Committee considers our Board’s succession planning and our corporate governance matters.

Management implements the ERM program through its Internal Audit function, which is responsible for supporting and coordinating management’s ERM process and activities; documenting risk assessments using a consistent approach; identifying and validating controls to mitigate risk; and reporting on results of risk evaluations.

Management provides regular presentations and updates on risk management efforts to the Audit Committee and the Board. In addition, the Board or the Audit Committee may conduct additional risk assessments at any time, and the Board—and each of its committees—is empowered to engage outside advisors to assist in performing its risk oversight duties.

In 2017, the Board and Audit Committee paid particular attention to risks related to data privacy and security.

We believe that the Board’s oversight and involvement in risk assessment provides effective oversight of Cott’s enterprise risks.

Board’s Expectations of Management

The Board expects management to:

•	produce timely, complete and accurate information on our operations and business and on any other specific matter that may, in management’s opinion, have material consequences for us, our shareowners and other stakeholders;

•	act on a timely basis and make appropriate decisions with regard to our operations, in accordance with all the relevant requirements and obligations and in compliance with our policies, with a view to increasing shareowner value;

•	apply a rigorous budget process and closely monitor our financial performance in terms of the annual budget approved by the Board;

•	develop and implement a strategic plan in light of trends in the market; and

•	promote high ethical standards and practices in conducting our business.

Board Leadership

Our Board is composed of 10 directors, 9 of whom are independent (although as described under the heading “Election of Directors,” effective immediately prior to the annual meeting, the Board will be composed of 9 directors, 8 of whom are independent). Mr. David Gibbons is the Chairman of our Board. Mr. Eric Rosenfeld serves as our Lead Independent Director. The only nominee for director who is not independent is Mr. Jerry Fowden, our Chief Executive Officer. See “Certain Relationships and Related Transactions” on page 18 of this proxy statement for further discussion of the Board’s determinations as to independence.

Cott has a separate Chairman of the Board and Chief Executive Officer. The Board feels that separating the role of Chairman and Chief Executive Officer is in the best interests of shareowners at this time. This structure ensures a greater role for independent directors in the oversight of Cott and active participation by the independent directors in establishing priorities and procedures for the work of the Board. The Board believes that its leadership structure has not been affected by the Board’s administration of the risk oversight function.

For each regular Board meeting and most special meetings the Chairman establishes the agenda. Each member of the Board may suggest items for the agenda and may also raise at any meeting subjects that are not on the agenda for that meeting.

The Board believes that it is beneficial to designate a Lead Independent Director, and our Corporate Governance Guidelines require it whenever the Chairman is not independent. While David Gibbons was serving as Interim Chief Executive Officer in 2008 and early 2009, Mr. Rosenfeld became Lead Independent Director. The Board determined to continue this arrangement even after Mr. Gibbons ceased to serve as Interim Chief Executive Officer and became independent Chairman. The Lead Independent Director acts in a supportive capacity to the Chairman and acts as Chairman in the event the Chairman is unavailable.

The Board conducts an annual evaluation to determine whether it and its committees are functioning effectively, which includes an evaluation of whether the current leadership structure continues to be optimal for Cott and its shareowners. The Board conducted this evaluation for 2017 and determined not to make changes to the leadership structure.

Shareowner Communications

We seek to maintain a transparent and accessible exchange of information with all of our shareowners and other stakeholders with regard to our business and performance, subject to the requirements of all applicable laws and any other limitations of a legal or contractual nature. In addition to our timely and continuous disclosure obligations under applicable law, we regularly distribute information to our shareowners and the investment community through conferences, webcasts made available to the public and press releases. Shareowners and other interested parties are invited to communicate with one or more of our directors, including the Chairman, the Lead Independent Director or with our non-management directors as a group, by sending a letter to the attention of the directors, or any one of them, c/o Cott Corporation, Corporate Center III, Suite 400, 4221 W. Boy Scout Blvd., Tampa, Florida U.S.A. 33607 or by sending an e-mail to Cottboard@cott.com. The letter or e-mail should indicate that you are a Cott shareowner or your other interest in Cott. Unless the letter or e-mail contains unsolicited advertising material, it will be forwarded to the director or directors to whom it is addressed (or, if it is not directed toward a specific director, to our Chairman).

Composition of the Board

Our articles of amalgamation permit a minimum of three and a maximum of 15 directors. The Board is currently comprised of 10 members. On February 27, 2018, Mr. Andrew Prozes advised the Board that he would not stand for re-election as a director of the Company at the end of his term, which will conclude immediately prior to the 2018 Annual and Special Meeting of Shareowners. The Board is currently in the process of identifying qualified individuals for appointment to the Board. In identifying new candidates, the Board will take into account the mix of director characteristics and diverse experiences, perspective and skills appropriate for the Company. Following the identification of a suitable candidate, the Board will appoint the new director to fill the vacancy. Board members are encouraged to attend each annual meeting of shareowners. All of our directors attended the 2017 annual and special meeting in person.

Directors are elected, on an individual basis and in accordance with our Majority Voting and Director Resignation Policy, for a term of one year. The Board does not currently impose, nor does it believe that it should establish, term limits on its directors, as such limits may cause the loss of experience and expertise important to the optimal operation of the Board. The annual self-evaluation and Board assessment process referred to below under “Corporate Governance Committee” will be an important determinant for Board tenure. The Board has adopted a mandatory retirement policy for directors, which provides that no director may stand for election or re-election to the Board after the director has reached the age of 75. A director that turns 75 during his or her term, however, may serve out the remainder of that term.

We are proud to be an equal opportunity and affirmative action employer. It is our goal to have a work force that reasonably reflects the diversity of qualified talent that is available in relevant labor markets. We seek to recruit, develop and retain the most talented people from a diverse candidate pool.

As described in our Code of Conduct and Ethics, we base employment decisions, including selection, development and compensation decisions, on an individual’s qualifications, skills and performance. We do not base these decisions on personal characteristics or status, such as race, color, sex, pregnancy, national origin, citizenship, religion, age, disability, veteran status, sexual orientation, gender identity, marital status, and/or genetic information. We are fully committed to equal employment opportunity and compliance with the letter and spirit of the full range of fair employment practices and non-discrimination laws in the countries in which we do business.

Recommendations concerning director nominees are, foremost, based on merit and performance. However, diversity, including gender diversity, is taken into consideration, as it is beneficial that a diversity of backgrounds, views and experiences be present at the Board and management levels. In its evaluation of a potential member of the Board, the Corporate Governance Committee will give consideration to (i) what skills and competencies the Board should possess, (ii) what skills and competencies each director currently possesses and (iii) what skills and competencies the potential nominee will bring. This process is designed to ensure that the Board includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. The Board, taking into consideration the recommendations of the Corporate Governance Committee, will be responsible for selecting the nominees for election to the Board, for appointing directors to fill vacancies, and determining whether a nominee or appointee is independent.

There is currently one woman on the Board (i.e., 10.0%) and one in an executive officer position at Cott (i.e., 14.3%).

We have not adopted a written policy relating to the identification and nomination of women directors or executive officers as the Board does not believe that quotas, strict rules or targets set forth in a formal written policy will necessarily result in the identification or selection of the best director and executive officer candidates. However, the level of representation of women has been, and will continue to be, considered by Cott, the Board and the Corporate Governance Committee in the identification and nomination of directors and the making of executive officer appointments.

The Board is mindful of the benefit of diversity on the Board and management of Cott and the need to maximize the effectiveness of the Board and management and their respective decision-making abilities. Accordingly, in searches for new directors and executive officers, the Corporate Governance Committee will consider the level of female representation and diversity on the Board and management and this will be one of several factors used in its search process. This will be achieved through continuously monitoring the level of female representation on the Board and in senior management positions and, where appropriate, recruiting qualified female candidates as part of our overall recruitment and selection process to fill Board or senior management positions, as the need arises, through vacancies, growth or otherwise.

Independence of the Board

The only nominee for director who is not independent is Mr. Fowden, our Chief Executive Officer. See “Certain Relationships and Related Transactions” on page 18 of this proxy statement for further discussion of the Board’s determinations as to independence. Mr. Rosenfeld serves as our Lead Independent Director.

At all meetings of the Board and committees of the Board, any non-management Board member may request that all members of management, including management directors, be excused so that any matter may be discussed without any representative of management being present. The non-management directors, all of whom are independent, meet independently of management as part of each regularly scheduled meeting of the Board. In addition, directors who have a material interest in a transaction or agreement are required to disclose the interest to the Board and to refrain from voting on the matter, and they do not participate in discussions relating to the transaction or agreement.

Each of the Compensation Committee, the Corporate Governance Committee and the Audit Committee is comprised entirely of independent directors. The Board oversees the establishment and function of all committees, the appointment of committee members and their conduct. The Board has considered the independence of each of its members for purposes of the rules of the NYSE and, where applicable, NI 58-101. See “Certain Relationships and Related Transactions” on page 18 of this proxy statement.

Board Committees

The Board has the following standing committees: Corporate Governance Committee, Audit Committee and Compensation Committee. The charters of these committees are available on our website, www.cott.com. From time to time, the Board may form additional committees in its discretion.

Corporate Governance Committee

Members: Eric Rosenfeld (Chair), David T. Gibbons, Stephen H. Halperin, Andrew Prozes

The Board has determined that each member of the Corporate Governance Committee is independent within the meaning of the rules of the NYSE and NI 58-101. The Corporate Governance Committee is responsible for developing and monitoring our approach to corporate governance issues in general. Specifically, the Corporate Governance Committee is responsible for:

•	developing and maintaining a set of corporate governance principles applicable to Cott and monitoring, on behalf of the Board, Cott’s approach to corporate governance issues;

•	reviewing periodically and recommending changes to the governing documents and the mandates of the Board committees;

•	establishing and articulating qualifications and other selection criteria for the members of the Board or any Board committee;

•	advising the Board regarding the appropriate number of directors, and identifying and recommending the nomination of new members to the Board and its committees from time to time and nominees for each annual meeting of shareowners (and as such functions as a nominating committee);

•	in the event that a director’s principal employment responsibilities change (except for internal promotions within his or her organization) and that director tenders his or her resignation from the Board as required pursuant to the Corporate Governance Guidelines, recommending to the Board whether or not such resignation should be accepted;

•	advising the Board with respect to the Board’s leadership structure and the positions held by the members of the Board;

•	ensuring that management develops, implements and maintains appropriate orientation and education programs for directors and schedules periodic presentations for directors to ensure the Board is aware of major business trends and industry and corporate governance practices;

•	developing and recommending to the Board for approval an annual self-evaluation process of the Board and its committees (including each member thereof) and management;

•	monitoring the quality of the relationship between management and the Board and recommending any areas for improvement;

•	reporting on corporate governance as required by all applicable public disclosure requirements;

•	reviewing and assessing annually Cott’s Corporate Governance Guidelines;

•	reviewing and, as appropriate, modifying the Code of Business Conduct and Ethics, and pre-approving any request for a waiver of such Code;

•	reviewing all related party transactions, whether or not reportable pursuant to applicable U.S. and Canadian securities laws and regulations;

•	reviewing, on at least an annual basis, the way in which Cott’s corporate governance is being evaluated by relevant external organizations and publications;

•	develop and administer a mandatory retirement age policy;

•	being responsible for those matters assigned to it under Cott’s Code of Business Conduct and Ethics and Code of Ethics for Senior Officers;

•	reviewing and reassessing the adequacy of the Corporate Governance Committee’s charter annually and recommending any proposed changes to the Board for approval;

•	reviewing and assessing the Corporate Governance Committee’s own performance on an annual basis and reporting regularly to the Board regarding the results of the Corporate Governance Committee’s activities; and

•	retaining, to the extent it deems necessary or appropriate, outside consultants and other outside advisors to the Committee at the expense of Cott, including any search firm engaged to identify potential candidates for directorship.

In selecting candidates for the Board, the Corporate Governance Committee applies a number of criteria, including:

•	each director should be an individual of the highest character and integrity;

•	each director should have sufficient experience to enable the director to make a meaningful contribution to the Board and to Cott;

•	each director should have sufficient time available to devote to our affairs in order to carry out his or her responsibilities as a director;

•	each person who is nominated as an independent director should meet all of the criteria established for independence under applicable securities or stock exchange laws, rules or regulations;

•	whether the residency of the nominee will impact residency and qualification requirements under applicable legislation relating to the composition of the Board and its committees; and

•	whether the person is being nominated, or is precluded from being nominated, to fulfill any contractual obligation we may have.

In addition to the factors considered above, the Corporate Governance Committee also considers how a nominee will contribute to the diversity of the Board, which is measured by a number of factors, including professional background, education, race, gender, and residence (subject to any applicable law or regulation).

The Corporate Governance Committee considers suggestions as to nominees for directors from any source, including any shareowner. In addition, our by-laws fix a deadline by which shareowners must submit director nominations prior to any meeting of shareowners. In the case of annual meetings, advance notice must be delivered to us not less than 30 nor more than 60 days prior to the date of the annual meeting; provided, however, that if the annual meeting is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, advance notice may be made not later than the close of business on the 10th day following the date on which the public announcement of the date of the annual meeting is first made by us. In the case of a special meeting of shareowners (which is not also an annual meeting), advance notice must be delivered to us no later than the close of business on the 15th day following the day on which the public announcement of the date of the special meeting is first made by us. Our by-laws also require any shareowner making a director nomination to provide certain important information about its nominees with its advance notice. Only shareowners who comply with the requirements of our by-laws will be permitted to nominate directors to the Board unless the “advance notice” requirements of our by-laws are waived by the Board in its sole discretion.

Shareowners wishing to submit a director nomination should write to our Secretary and include the following:

•	the name, age, principal occupation and contact information of the nominee;

•	whether the nominee is a resident Canadian within the meaning of the Canadian Business Corporation Act (the “Act”);

•	the class or series and number of shares of the Company which are controlled or which are owned beneficially or of record by the nominee as of the record date for the meeting of shareowners (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

•	any relationships, agreements or arrangements between the nominee or any of its affiliates and the nominating shareowner, any person acting jointly or in concert with the nominating shareowner or any of their respective affiliates;

•	any other information relating to the nominee that would be required to be disclosed in a dissident’s proxy statement in connection with solicitations of proxies for election of directors pursuant to the Act and applicable securities laws; and

•	duly completed personal information form in respect of the nominee in the form prescribed by the NYSE and TSX.

Such nominating shareowner giving the notice must also include the following:

•	the name and record address of the nominating shareowner;

•	the class or series and number of shares of the Company which are controlled or which are owned beneficially or of record by the nominating shareowner as of the record date for the meeting of shareowners (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

•	any derivatives or other economic or voting interests in the Company and any hedges implemented with respect to the nominating shareowners’ interests in the Company;

•	any proxy, contract, arrangement, understanding or relationship pursuant to which the nominating shareowner has a right to vote any shares of the Company;

•	whether the nominating shareowner intends to deliver a proxy statement and form of proxy to any shareowners of the Company in connection with the election of directors; and

•	any other information relating to the nominating shareowner that would be required to be made in a dissident’s proxy statement in connection with solicitations of proxies for election of directors pursuant to the Act and applicable securities laws.

You are advised to review our by-laws, which contains additional requirements about advance notice of director nominations.

The Corporate Governance Committee conducts assessments of the Board and its committees at least annually. Directors are required to complete an evaluation of the performance of the Board, its committees and directors, which are then reviewed by the Corporate Governance Committee, and conclusions and recommendations resulting therefrom are reported to the full Board.

Management, working with the Corporate Governance Committee, provides orientations and education programs for new directors to familiarize them with Cott and its business. They also meet with Company representatives to review the mandates and roles of the Board and its committees, as well as applicable corporate policies. Directors regularly meet with management to discuss corporate developments and participate in plant tours from time to time. In addition, directors are provided with materials concerning matters to be discussed at an upcoming meeting prior to the meeting.

The Corporate Governance Committee may from time to time engage outside advisors to assist in identifying and evaluating potential nominees to the Board.

The Corporate Governance Committee met four times in 2017.

Audit Committee

Members: Graham W. Savage (Chair), Gregory Monahan, Kenneth C. Keller, Jr.

The Audit Committee reports directly to the Board. Each member has been determined by the Board to be independent within the meaning of the rules of the NYSE and Rule 10A-3 of the Exchange Act.

The Audit Committee, on behalf of the Board, oversees the integrity of our annual and interim consolidated financial statements, compliance with applicable legal and regulatory requirements, significant financial reporting issues, the internal audit function, the annual independent audit of our financial statements, the qualifications and independence of our independent auditor, the performance of our internal auditors and independent auditor and is responsible for satisfying itself that we have implemented appropriate systems of internal controls. The Audit Committee reviews the terms of engagement and proposed overall scope of the annual audit with management and the independent auditor. See “Independent Registered Certified Public Accounting Firm—Audit Committee Report” on page 64 of this proxy statement.

The Audit Committee is also tasked with fulfilling the Board’s oversight role with respect to risk management.

The Audit Committee operates pursuant to a written charter that was most recently updated in February 2017, the text of which is set out in Appendix I. Each member of the Audit Committee is financially literate. Additionally, the Board has determined that Mr. Savage qualifies as an “audit committee financial expert” as such term is defined in the rules of the SEC. The Audit Committee met five times in 2017.

Human Resources and Compensation Committee

Members: Andrew Prozes (Chair), Betty Jane Hess, Mario Pilozzi

The Board has determined that each member of the Compensation Committee is independent within the meaning of the rules of the NYSE and NI 58-101. See “Certain Relationships and Related Transactions” on page 18 of this proxy statement. The Compensation Committee’s charter includes:

•	recommending to the independent members of the Board the annual compensation of the Chief Executive Officer, including base salary, incentive bonus structure, targets, pay-out levels, long-term incentive awards and perquisites;

•	establishing the annual compensation of our other executive officers;

•	periodically reviewing with the Board and approving short-term and long-term incentive compensation programs and equity-based plans, including general plan administration such as determining eligibility, and setting targets;

•	reviewing and recommending to the board the remuneration to be paid to non-employee members of the Board;

•	reviewing all executive compensation disclosure before such information is publicly disclosed by Cott; and

•	evaluating whether and to what extent Cott’s compensation policies or practices create incentives that affect risk taking.

The Compensation Committee also is responsible for reviewing and reporting periodically to the Board on our organizational structure and ensuring that an appropriate succession plan for the Chief Executive Officer and our executive officers has been developed. On at least an annual basis, the Chief Executive Officer and the

Senior Vice President Global Human Resources present to the Compensation Committee on Chief Executive Officer and executive officer succession candidates, “next-generation” leadership development and external hiring initiatives for senior positions. The annual reviews of the succession planning process include a review of specific individuals identified as active succession candidates, and each of those individuals is reviewed with respect to progress in current job position and progress toward meeting defined development goals in strategy, leadership and execution. The Compensation Committee then reports on succession planning to the full Board, and the Board discusses such matters in executive session. The Board and individual Board members seek to become familiar with Chief Executive Officer and other senior and “next generation” leaders in the Company. Directors are expected to become sufficiently familiar with Cott’s executive officers to be able to provide perspective on the experience, capabilities and performance of potential Chief Executive Officer candidates. Board meetings are planned to specifically include presentations and attendance by active succession candidates and other senior leaders in the Company.

The Compensation Committee met five times in 2017.

In determining the amount of compensation for directors, the Compensation Committee reviews industry publications and trends provided by FW Cook to determine the appropriate level of compensation. The Compensation Committee then reports its findings and makes recommendations to the Board for approval.

In 2017, the Compensation Committee continued to retain FW Cook as its sole independent compensation consultant. FW Cook only performs work for and reports directly to the Compensation Committee and attends Compensation Committee meetings as requested. FW Cook provided recommendations to the Compensation Committee on the competiveness and appropriateness of all elements of executive compensation, including the Chief Executive Officer’s compensation. FW Cook did not provide any additional services to the Board or management in 2017.

The Compensation Committee has considered the independence of FW Cook in light of SEC rules and NYSE listing standards. In connection with this process, the Compensation Committee has reviewed, among other items, a report from FW Cook addressing the independence of FW Cook and the members of the consulting team serving the Compensation Committee, including the following factors: (i) other services provided to Cott by FW Cook; (ii) fees paid by Cott as a percentage of FW Cook’s total revenue; (iii) policies or procedures of FW Cook that are designed to prevent conflicts of interest; (iv) any business or personal relationships between the senior advisor of the consulting team with a member of the Compensation Committee; (v) any Cott stock owned by the senior advisor or any immediate family member; and (vi) any business or personal relationships between our executive officers and the senior advisor. The Compensation Committee discussed these considerations and concluded that the work performed by FW Cook and its senior advisor involved in the engagement did not raise any conflict of interest.

For more information regarding the function of the Compensation Committee, see “Compensation Discussion and Analysis” beginning on page 20 of this proxy statement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is or was during 2017 an employee, or is or ever has been an officer, of Cott or its subsidiaries. No executive officer of Cott served as a director or a member of the Compensation Committee of another company, one of whose executive officers served as a member of Cott’s Board or Compensation Committee.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

Approval of Appointment of Independent Registered Certified Public Accounting Firm

At the meeting you will be asked to approve the appointment of PricewaterhouseCoopers LLP, as our independent registered certified public accounting firm for the 2018 fiscal year. A majority of the votes cast must be in favor of this resolution in order for it to be approved. The appointment of PricewaterhouseCoopers LLP will be approved if a majority of the votes cast by those of you who are present in person or represented by proxy at the meeting are in favor of this action.

We recommend that you vote FOR the approval of the appointment of PricewaterhouseCoopers LLP.

IF YOU PROPERLY COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY, YOUR SHARES WILL BE VOTED FOR THE APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP UNLESS YOU SPECIFICALLY INDICATE OTHERWISE ON THE FORM OF PROXY.

Principal Accounting Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services performed by PricewaterhouseCoopers LLP for us for 2017 and 2016 were as follows:

	Fees ($)
	2017	2016
Audit Fees (including out-of-pocket expenses)	7,377,600	7,444,200
Audit-Related Fees	2,549,400	331,000
Tax Fees	733,200	421,800
All Other Fees	11,500	4,000

Total	10,671,700	8,201,000

Audit Fees

Audit fees are those for services related to the audit of our annual financial statements for inclusion in our Annual Report on Form 10-K for the 2017 and 2016 fiscal years, including the integrated audit of internal controls over financial reporting, and for the review of the financial statements included in our Quarterly Reports on Form 10-Q for those years. In addition, services rendered in 2017 and 2016 included services related to the audit of statutory filings and various SEC filings (for example, comfort letters and consents).

Audit-Related Fees

Audit-related fees for the 2017 and 2016 fiscal years consisted primarily of audits of significant divestitures.

Tax Fees

Tax fees for the 2017 and 2016 fiscal years consisted of tax compliance services and advice.

All Other Fees

All other fees for the 2017 and 2016 fiscal years consisted of fees for access to accounting research software resources.

Pre-Approval Policies and Procedures

In engaging Cott’s independent registered certified public accounting firm, the Audit Committee considers the following guidelines:

•	For audit services, the independent auditor is to provide the Audit Committee with an engagement letter for each fiscal year outlining the scope of the audit services proposed to be performed. If agreed to by the Audit Committee, this engagement letter will be formally accepted by the Audit Committee. The independent auditor is to submit an audit services fee proposal for approval by the Audit Committee.

•	For non-audit services, management and the independent auditor will periodically submit to the Audit Committee for approval in advance a description of particular non-audit services. Management and the independent auditor will each confirm to the Audit Committee that each proposed non-audit service is permissible under applicable legal requirements. The Audit Committee must approve permissible non-audit services in order for us to engage the independent auditor for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this process.

•	If management proposes that the Audit Committee engage the independent auditor to provide a non-audit service that is not contemplated or approved by the Audit Committee pursuant to the process outlined above, management will submit the request to the Audit Committee. Our management and the independent auditor will each confirm to the Audit Committee that such non-audit service is permissible under all applicable legal requirements. Management will also provide an estimate of the cost of such non-audit service. The Audit Committee must approve the engagement for the non-audit service and the fees for such service prior to our engagement of the independent auditor for the purposes of providing such non-audit service.

Any amendment or modification to an approved permissible non-audit service must be approved by the Audit Committee or the chair of the Audit Committee prior to the engagement of the auditor to perform the service.

Our audit-related fees, tax fees, and all other fees in 2017 were pre-approved by the Audit Committee. The Audit Committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the independent auditor’s independence.

The Audit Committee has selected PricewaterhouseCoopers LLP as Cott’s independent registered certified public accounting firm for the 2018 fiscal year, subject to shareowner approval at the 2018 Annual and Special Meeting of Shareowners. One or more representatives of PricewaterhouseCoopers LLP will be present at the meeting, will have an opportunity to make a statement as he or she may desire and will be available to respond to appropriate questions.

Audit Committee Report

The Audit Committee reviewed and discussed with management Cott’s audited financial statements for the year ended December 30, 2017. The Audit Committee reviewed with the independent auditor its judgment as to the quality, not just the acceptability, of Cott’s accounting principles and such other matters as the Audit Committee and the auditor are required to discuss under generally accepted auditing standards, in particular those matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees”, as adopted by the Public Company Accounting Oversight Board. The Audit Committee also reviewed with management and the independent auditor the critical accounting policies underlying Cott’s financial statements and how these policies were applied to the financial statements for the year ended December 30, 2017.

The Audit Committee received the written disclosures and the letter from the auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor its independence from Cott and management. Additionally, the Audit Committee has considered the compatibility of non-audit services with the auditor’s independence.

The Audit Committee also discussed with the independent auditor the overall scope and plans for the audit. The Audit Committee met with the independent auditor, with and without management present, to discuss the results of their examination, their evaluation of Cott’s internal controls and the overall quality of Cott’s financial reporting.

In performing all of these functions, the Audit Committee acts in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of Cott’s management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting and for preparing the financial statements, and other reports, and of the independent auditor, who is engaged to audit and report on Cott’s consolidated financial statements and the effectiveness of Cott’s internal control over financial reporting.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in Cott’s Annual Report on Form 10-K for the year ended December 30, 2017 for filing with the U.S. Securities and Exchange Commission and the Canadian securities regulators.

GRAHAM SAVAGE, CHAIR

GREGORY MONAHAN

KENNETH C. KELLER, JR.

February 27, 2018

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that we provide our shareowners with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. Consistent with our shareowners’ preference expressed in voting at the 2017 annual and special meeting of shareowners, the Board determined that an advisory vote on the compensation of our named executive officers will be conducted every year. As described in detail under the heading “Compensation Discussion and Analysis,” beginning on page 20 of this proxy statement, we seek to closely align the interests of our named executive officers with the interests of our shareowners. Our compensation programs are designed to reward executives based on the achievement of both individual and corporate performance targets, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. In considering our executive compensation program for 2017, we believe our shareowners will find important the information under the heading “Compensation Discussion and Analysis-Executive Summary” on page 20 of this proxy statement.

For these reasons, the Board is asking shareowners to vote to support our pay practices.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. Although the vote we are asking you to cast is advisory and non-binding, our Board and the Compensation Committee value the views of our shareowners and will consider the outcome of the vote when making future compensation decisions for our named executive officers. We believe that Cott benefits from constructive dialogue with our shareowners, and while we will continue to reach out to our shareowners on these and other important issues, we also encourage our shareowners to contact us. Shareowners who wish to communicate with our Board should refer to “Shareowner Communications” on page 56 in this proxy statement for additional information on how to do so.

The text of the resolution is as follows:

“Be it resolved as a resolution of the shareowners that the Company’s shareowners hereby approve, on an advisory basis, the compensation paid to Cott Corporation’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion.”

The Board unanimously recommends a vote “FOR” the advisory approval of the compensation of our named executive officers, as disclosed in this proxy statement. Because the vote on executive compensation is advisory, there is technically no minimum vote requirement for this proposal. Notwithstanding the advisory nature of the vote, the resolution will be considered passed with the affirmative vote of a majority of the votes cast by shareowners that are present or represented and entitled to vote at the meeting. Unless a proxy specifies that the shares it represents should abstain from voting or vote against the resolution set out above, the persons named in the enclosed proxy intend to vote in favor of the resolution.

APPROVAL OF COTT CORPORATION 2018 EQUITY INCENTIVE PLAN

The Board adopted the 2018 Equity Plan on February 28, 2018 and is submitting the 2018 Equity Plan to Cott’s shareowners for approval. The 2018 Equity Plan will become effective if it is approved by Cott’s shareowners. The existing Amended and Restated Equity Plan will remain in effect and will not be affected by the adoption of the 2018 Equity Plan.

The Board believes that the 2018 Equity Plan will advance Cott’s long-term success by (i) encouraging the long-term commitment of key employees and non-employee directors, (ii) motivating the performance of key employees and non-employee directors by means of long-term performance-related incentives, (iii) attracting and retaining outstanding key employees and non-employee directors by providing incentive compensation opportunities, and (iv) enabling participation by key employees and non-employee directors in the long-term growth and financial success of Cott. If the 2018 Equity Plan is approved, the amount of awards to our non-employee directors, executive officers and other employees is not determinable at this time because such awards would be made in the future.

Summary of Changes to Amended and Restated Equity Plan

The 2018 Equity Plan generally tracks the existing Amended and Restated Equity Plan, however it does not include provisions that were included in the prior plan solely to enable the Compensation Committee to make awards that constituted “qualified performance-based compensation” within the meaning of Code Section 162(m). Prior to the enactment of the TCJA, qualified performance-based compensation was not subject to the $1,000,000 limitation on deductibility imposed by Code Section 162(m) on compensation paid to “covered employees,” as defined in Section 162(m). The TCJA, however, eliminated the qualified performance-based compensation exception to Code Section 162(m), except for certain grandfathered plans. The 2018 Equity Plan, however, retains the authority of the Compensation Committee to make awards that require the achievement of performance objectives as a condition to vesting. The 2018 Equity Plan also clarifies that all awards will have a minimum vesting period of one year, subject to certain limited exceptions set forth in the plan.

Administration of the 2018 Equity Plan

The 2018 Equity Plan is administered by the Compensation Committee or any other Board committee as may be designated by the Board from time to time. The 2018 Equity Plan provides the Compensation Committee flexibility to design compensatory awards that are responsive to Cott’s needs. Subject to the terms of the 2018 Equity Plan and applicable statutory and regulatory requirements, the Compensation Committee has the discretion to determine the persons to whom awards will be granted under the plan, the nature and extent of such awards, the times when awards will be granted, the duration of each award, and the restrictions and other conditions to which payment or vesting of awards may be subject. The Compensation Committee also may establish, amend and rescind rules and regulations relating to the plan, interpret the plan and any award or related agreement made under the plan, and otherwise make all other determinations it deems necessary for administering the plan.

The Compensation Committee also may amend the terms of outstanding awards, subject to certain conditions set forth in the plan. In the event of the occurrence of certain specified events, the Compensation Committee may amend or modify the vesting criteria (including performance objectives and related performance goals) of any outstanding award that is based in whole or in part on the financial performance of Cott (or any subsidiary or division or other subunit thereof) so as equitably to reflect such event.

The Compensation Committee may delegate to specified senior officers of the Company the authority to approve awards to certain non-executive employees of the Company, subject to prescribed limits.

Types of Awards Granted under the 2018 Equity Plan

Awards under the 2018 Equity Plan may be in the form of stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, performance units or stock payments.

Persons Eligible to Receive Awards

Full-time, part-time or contract employees of Cott and its subsidiaries and non-employee directors of Cott may be selected by the Compensation Committee to receive awards under the 2018 Equity Plan. The benefits or amounts that may be received by or allocated to participants under the 2018 Equity Plan will be determined at the discretion of the Compensation Committee and are not presently determinable.

Classes of Eligible Persons

Full-time, part-time or contract employees of Cott or its subsidiaries and non-employee directors of Cott are eligible to participate in the 2018 Equity Plan, as selected and approved by the Compensation Committee. Approximately 10,400 employees and 8 non-employee directors would be eligible to participate in the 2018 Equity Plan.

Definition of Fair Market Value

Fair market value means, with respect to a share on any determination date, the closing price of the shares on the NYSE on the last trading day on which Cott’s common shares traded prior to such date; provided that if no shares traded in the five trading days prior to the determination date, the Compensation Committee shall determine the fair market value on a reasonable basis using a method that complies with Code Section 409A and guidance issued thereunder.

The fair market value of one common share on the NYSE on March 12, 2018 was $15.50.

Shares Available for Issuance under the 2018 Equity Plan

The 2018 Equity Plan provides that up to 8,000,000 shares may be issued under such plan. This limit is subject to adjustments by the Compensation Committee as provided in the 2018 Equity Plan for share splits, share dividends, recapitalizations and other similar transactions or events. This amount represents 5.74% of Cott’s outstanding common shares on December 30, 2017. Available shares from all existing equity plans represent 7.48% of Cott’s outstanding common shares on December 30, 2017.

Share Counting Rules

Shares that are issued in the future under the 2018 Equity Plan will be applied to reduce the maximum number of shares remaining available for issuance under the 2018 Equity Plan; provided that the total number of shares available for issuance under the 2018 Equity Plan will be reduced by 2.0 shares for each share issued pursuant to a “full-value” award (i.e. an award other than an option or stock appreciation right).

Any shares subject to an award that, at any time, lapses, is forfeited or cancelled, expires or for any reason is terminated unexercised or unvested, or is settled or paid in cash or any form other than shares, will not count towards the maximum number of shares that may be issued under the 2018 Equity Plan and will be available for future awards, with each share made available for awards in connection with the lapse, forfeiture, cancellation, termination or cash settlement of full-value awards increasing the number of shares available for reissuance by 2.0 shares. Similarly, any shares that are withheld by Cott, or any previously-acquired shares that are tendered (either actually or by attestation), in either case to satisfy any tax withholding obligation with respect to a full-value award, will not count towards the maximum number of shares that may be issued under the 2018 Equity

Plan and will be available for future awards, with each share made available for awards under this provision increasing the number of shares available for reissuance by 2.0 shares. The following shares will not again become available for issuance under the 2018 Equity Plan: (i) any and all shares awarded as part of an option or stock appreciation right that are withheld by Cott to satisfy any tax withholding obligation, and any previously-acquired shares tendered (actually or by attestation) in payment of any taxes relating to an option or stock appreciation right; (ii) shares that would have been issued upon exercise of an option but for the fact that the exercise was pursuant to a “net exercise” arrangement or by any previously-acquired shares tendered in payment of such exercise price; (iii) shares covered by a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right upon its exercise and (iv) shares that are repurchased by Cott using option exercise proceeds or otherwise.

Certain Limitations on Awards

In no event will the number of common shares issued under the plan upon the exercise of incentive stock options exceed 8,000,000 shares, representing 5.74% of Cott’s outstanding common shares on December 30, 2017. These limits are subject to adjustments by the Compensation Committee as provided in the 2018 Equity Plan for share splits, share dividends, recapitalizations and other similar transactions or events.

The number of common shares issuable to insiders of Cott (as defined in Part I of the Toronto Stock Exchange Company Manual) at any time, and the number of shares issued to insiders of Cott within any one year period, under the 2018 Equity Plan or when combined with all of Cott’s other security based compensation arrangements (as described in the Toronto Stock Exchange Company Manual), may not exceed 10% of Cott’s issued and outstanding common shares, respectively. In addition, neither the Board nor the Compensation Committee may, without further shareowner approval, grant to non-employee directors an amount equal to the lesser of (i) 3% of Cott’s issued and outstanding shares; and (ii) an annual equity award of $500,000 per such director.

Terms Upon Which Options May Be Awarded

Stock options entitle the optionee to purchase common shares at a price equal to or greater than the fair market value on the date of grant. Options may be either incentive stock options or nonqualified stock options; provided that only nonqualified stock options may be granted to non-employee directors. The option may specify that the exercise price is payable (i) in cash, (ii) by the transfer to Cott of unrestricted shares that have an aggregate value at the time of exercise that is equal to the exercise price (including through a net exercise), (iii) with any other legal consideration the Compensation Committee may deem appropriate or (iv) any combination of the foregoing. In addition, the option may specify that the exercise price is payable by cashless exercise. No stock option may be exercised more than 10 years from the date of grant. Each grant may provide a period of continuous employment that is necessary before the options become vested, or may specify performance objectives of Cott or its subsidiaries that must be met before the stock option becomes vested. Options that vest solely as a result of the passage of time and continued service by the participant will be subject to a vesting period of not less than one year from the date of grant of the applicable award (but permitting pro rata vesting over such time), subject to certain exceptions as provided in the plan.

Terms Upon Which Stock Appreciation Rights May Be Awarded

Stock appreciation rights represent the right to receive an amount equal to the difference between the “base price” established for such rights and the fair market value of Cott’s common shares on the date the rights are exercised. The base price must not be less than the fair market value of the common shares on the date the right is granted. The grant may specify that the amount payable upon exercise of the stock appreciation right may be paid by Cott (i) in cash, (ii) in common shares of Cott valued at the fair market value of Cott’s common shares on the date of exercise or (iii) any combination of the foregoing. Any grant may specify a waiting period or periods before the stock appreciation rights may become exercisable and permissible dates or periods on or during which the stock appreciation rights shall be exercisable, and stock appreciation rights that vest solely as a result of the passage of time and continued service will have a minimum vesting period of one year (but permitting pro rata vesting over such time). No stock appreciation right may be exercised more than 10 years from the grant date.

Terms Upon which Restricted Shares and Restricted Share Units May Be Awarded

An award of restricted stock involves the immediate transfer by Cott to a participant of ownership of a specific number of common shares in return for the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares, subject to the discretion of the Compensation Committee; provided, however, that if the award of restricted shares is conditioned upon the attainment of certain performance objectives, the participant is not entitled to receive dividends until the restricted shares become vested unless otherwise determined by the Compensation Committee. Each grant may be made without a requirement for additional payment by the participant. Any grant or vesting of restricted shares may be further conditioned upon the attainment of one or more performance objectives. Upon expiration of the restriction period referred to below and satisfaction of any other terms or conditions (including performance objectives) set forth in an award agreement, the restricted shares become immediately non-forfeitable and are released by Cott to the participant without transferability restrictions.

A restricted share unit is denominated in units and represents the right to receive common shares of Cott. An award of restricted share units is payable to the participant in common shares of Cott as determined by the Compensation Committee. The participant is not entitled to any rights as a shareowner with respect to shares underlying such award until the underlying shares are issued to the participant, unless otherwise determined by the Compensation Committee. Each grant may be made without a requirement for additional payment by the participant. Any grant or the vesting of restricted share units may be conditioned upon the attainment of performance objectives established by the Compensation Committee.

Restricted shares and restricted share units must be subject to a “substantial risk of forfeiture” within the meaning of Code Section 83 for a period to be determined by the Compensation Committee on the grant date, and any grant or sale may provide for the earlier termination of such risk of forfeiture in the event of a change in control of Cott or other similar transaction or event. If a participant ceases to be an employee or a non-employee director, the number of shares subject to the award, if any, to which the participant is entitled is determined in accordance with the plan and the applicable award agreement. All remaining shares underlying restricted shares or restricted share units as to which restrictions apply at the date of termination will be forfeited subject to such exceptions, if any, authorized by the Compensation Committee. Restricted shares and restricted share units that vest solely as a result of the passage of time and continued service by the participant will be subject to a vesting period of not less than one year from the date of grant of the applicable award (but permitting pro rata vesting over such time), subject to certain exceptions as provided in the plan. Additionally, restricted shares and restricted share units whose vesting is subject to the achievement of specified performance objectives over a performance period will be subject to a performance period of not less than one year from the date of grant of the applicable award, subject to certain exceptions as provided in the plan.

Terms Upon Which Performance Shares and Units May Be Granted

A performance share is the equivalent of one common share, and a performance unit is the equivalent of $1.00. Each grant will specify one or more performance objectives to be met during a specified performance period. A grant of performance shares or units may specify a threshold performance objective, below which no payment will be made, and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum level. A grant of performance shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Compensation Committee on the grant date. A grant of performance units may specify that the amount payable, or the number of shares issued, with respect thereto may not exceed maximums specified by the Compensation Committee on the grant date. Performance shares or units must be subject to a “substantial risk of forfeiture” within the meaning of Code

Section 83 for a period to be determined by the Compensation Committee on the grant date and any grant or sale may provide for the earlier termination of such risk of forfeiture in the event of a change of control of Cott or similar event. The Compensation Committee may adjust the performance objectives and the related minimum acceptable level of achievement if it determines that events or transactions have occurred after the grant date that are unrelated to the performance of the participant and result in distortion of the performance objectives or the related minimum acceptable level of achievement. To the extent earned, the performance shares or performance units will be paid to the participant at the time and in the manner determined by the Compensation Committee in cash, common shares of Cott or any combination thereof.

Terms Upon Which Stock Payments May Be Awarded

The Compensation Committee may issue unrestricted shares to participants, in such amounts and subject to such terms and conditions as the Compensation Committee may determine. A stock payment may be granted as, or in payment of, non-employee director fees, bonuses, or to provide incentives or recognize special achievements or contributions.

Consequences of Termination

Stock Options and Stock Appreciation Rights

Unless otherwise determined by the Compensation Committee, in the case of a participant’s termination due to retirement, death, resignation with Good Reason, or termination without Cause, the participant’s outstanding stock options and/or stock appreciation rights that have vested prior to the date of termination will continue to be exercisable during the period ending on the three year anniversary of the date of termination. In addition, the participant’s outstanding options and/or stock appreciation rights that have not vested prior to the date of termination will vest and become exercisable as of the later of the date of termination and the one year anniversary of the effective date of the award and thereafter will continue to be exercisable for the remaining portion of the period ending on the three year anniversary of the date of termination. For stock options and stock appreciation rights that are subject to performance-based vesting, a participant’s outstanding options and/or stock appreciation rights that have vested prior to the date of termination will continue to be exercisable during the period ending on the three year anniversary of the date of termination. In addition, the number of options and/or stock appreciation rights that vest on each subsequent applicable vesting date shall equal the pro rata number of options and/or stock appreciation rights that he or she would have earned on that vesting date had he or she been continuously employed through such date, as calculated by reference to the portion of the applicable performance period during which the participant was actually employed and thereafter will continue to be exercisable for the remaining portion of the period ending on the three year anniversary of the date of termination.

In the case of a participant’s resignation without Good Reason, the participant’s outstanding stock options and/or stock appreciation rights that have not vested prior to the date of termination will be forfeited and cancelled as of such date of termination and the participant’s outstanding stock options and/or stock appreciation rights that have vested prior to the participant’s date of termination will continue to be exercisable during the 90 day period following such date of termination.

Restricted Shares, Restricted Share Units, Performance Shares, and Performance Share Units

Unless otherwise determined by the Compensation Committee, in the case of a participant’s death or termination due to retirement or termination without Cause or resignation with Good Reason, the number of restricted shares, restricted share units, performance shares and performance units to be deemed earned by such participant on each subsequent applicable vesting date will equal the pro rata number of restricted shares, restricted share units, performance shares and performance units that he or she would have earned on that vesting date had he or she been continuously employed through such date, as calculated by reference to the portion of the applicable restriction period or performance period during which the participant was actually employed.

In the event of a participant’s termination due to the participant’s voluntary resignation (other than upon retirement or with Good Reason), the participant’s unvested restricted shares, restricted share units, performance shares and performance units will be forfeited immediately.

Termination for Cause

In the case of a participant’s termination for Cause, any and all then outstanding awards (other than stock payments) granted to the participant, whether or not vested, will be immediately forfeited and cancelled, without any consideration therefor, as of the commencement of the day that notice of such termination is given.

Change in Control

Definition

A change in control under the 2018 Equity Plan will occur upon:

(i)	the consummation of a consolidation, merger, amalgamation or other similar corporate reorganization of Cott whereby the voting shareowners of Cott prior to such event receive less than 50% of the voting shares of the surviving corporation, or, subject to certain limited exceptions, the acquisition by any person of securities representing 50% or more of the combined voting power of Cott’s then outstanding securities;

(ii)	the consummation by Cott of a sale of all or substantially all of its assets;

(iii)	the date on which a majority of Cott’s Board is not comprised of individuals who are members of the Board, or individuals whose appointment, election or nomination is not approved by at least two thirds of the incumbent directors; or

(iv)	a liquidation, dissolution or winding up of Cott.

Continuation, Assumption or Replacement of Awards

In the event of a change in control, the surviving or successor entity (or its parent corporation) may continue, assume or replace awards outstanding as of the date of the change in control (with such adjustments as may be required or permitted by the 2018 Equity Plan), and such awards or replacements will remain outstanding and be governed by their respective terms, subject to the terms of the 2018 Equity Plan. A surviving or successor entity may elect to continue, assume or replace only some awards or portions of awards.

Acceleration of Awards

If and to the extent that outstanding awards under the 2018 Equity Plan are not continued, assumed or replaced in connection with a change in control, then (i) outstanding options and stock appreciation rights issued to a participant that are not yet fully exercisable will immediately become exercisable in full and will remain exercisable in accordance with their terms, (ii) all unvested restricted shares, restricted share units, performance shares and performance units will become immediately fully vested and non-forfeitable; and (iii) any performance objectives applicable to awards will be deemed to have been satisfied to the “target” level of performance specified in connection with the applicable award.

Payment for Awards

If and to the extent that outstanding awards under the 2018 Equity Plan are not continued, assumed or replaced in connection with a change in control, then the Compensation Committee may terminate some or all of such outstanding awards, in whole or in part, as of the effective time of the change in control in exchange for payments to the holders, as provided in the 2018 Equity Plan. Any payment will be made in such form, on such terms and subject to such conditions as the Compensation Committee determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to Cott’s shareowners in connection with the change in control, and may include subjecting such payments to vesting conditions comparable to those of the award surrendered.

Termination After a Change in Control

If and to the extent that awards are continued, assumed or replaced, and if within two years after the change in control a participant experiences an involuntary termination of employment or other service for reasons other than Cause, or terminates his or her employment or other service for Good Reason, then (i) outstanding options and stock appreciation rights issued to the participant that are not yet fully exercisable will immediately become exercisable in full and shall remain exercisable in accordance with their terms, (ii) all unvested restricted shares, restricted share units, performance shares and performance units will become immediately fully vested and non-forfeitable; and (iii) any performance objectives applicable to awards will be deemed to have been satisfied to the “target” level of performance specified in connection with the applicable award.

Impact of the 2018 Equity Plan on Cott’s Dilution or Overhang

Overhang is an analysis of potential dilution to shareowners from the equity being transferred to employees via equity incentive plans. Overhang is calculated by dividing (a) the number of outstanding awards under Cott’s equity compensation plans plus the number of common shares available for future grant under Cott’s equity compensation plans by (b) the number of shares described in clause (a) plus the total number of common shares outstanding. As of December 30, 2017, Cott’s overhang was approximately 7.21%. After approval of the 2018 Equity Plan, Cott estimates that its overhang will be approximately 11.90%.

Share Usage

In evaluating whether to institute the 2018 Equity Plan and determining the number of shares to request for approval, the Board considered the Company’s historical gross burn rate (the number of equity awards granted during a period in proportion to the Company’s weighted average shares outstanding) and issued equity overhang (outstanding incentive awards and shares available for future awards in proportion to the Company’s outstanding shares). The Company’s gross burn rate for the 2017 fiscal year was 0.85% and the three-year average gross burn rate for fiscal years 2015 through 2017 was 2.00%.

	Awards Granted
			Restricted Share Units
Period	Stock Options	Board Annual Equity Fee	Performance- Based	Time-Based	Time-Based in Connection with Acquisitions	Total Shares
Fiscal Year 2015	684,000	110,000	320,180	213,453	—	1,327,633
Fiscal Year 2016*	2,975,500	62,046	1,418,926	1,016,370	513,660	4,959,182
Fiscal Year 2017	734,500	84,060	235,299	134,840	—	1,188,699

*	Fiscal Year 2016 total shares includes performance-based grants in consideration of acquisitions and two years of annual equity grants due to the shifting of the grant of equity awards for the 2017 annual grant cycle to December 2016.

Period	Total Shares	Weighted Average Shares Outstanding	Burn Rate
Fiscal Year 2015	1,327,633	103,000,000	1.29%
Fiscal Year 2016	4,959,182	128,300,000	3.87%
Fiscal Year 2017	1,188,699	139,078,000	0.85%

The Board determined in light of these factors among others that it was appropriate to approve the 2018 Equity Plan.

Performance Objectives

The 2018 Equity Plan provides that grants of performance shares, performance units or, when determined by the Compensation Committee, options, restricted shares, restricted share units or other stock-based awards may be made based upon performance objectives.

Adjustments

In the event of any equity restructuring that causes the per share value of shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the Compensation Committee will make such adjustments as it deems equitable and appropriate to the aggregate number and kind of shares or other securities issued or reserved for issuance under the plan, the number and kind of shares or other securities subject to outstanding awards, the exercise price of outstanding options and stock appreciation rights, and any maximum limitations prescribed by the plan with respect to certain types of awards or the grants to individuals of certain types of awards. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of Cott, the above mentioned adjustments may be made as determined to be appropriate and equitable by the Compensation Committee to prevent dilution or enlargement of rights of participants.

Transferability of Awards Made Under the 2018 Equity Plan

No award granted under the 2018 Equity Plan may be transferred or assigned other than by will or the laws of descent and distribution for normal estate settlement purposes, and stock options and stock appreciation rights may be exercised during the participant’s lifetime only by the participant or, in the event of the participant’s legal incapacity, by the guardian or legal representative acting in a fiduciary capacity on behalf of the participant under state law.

Termination of the 2018 Equity Plan

The 2018 Equity Plan will terminate on the tenth anniversary of the date that the plan is adopted by the Board, and no awards will be granted under the 2018 Equity Plan after that date. Termination of the 2018 Equity Plan will not affect any participant’s rights under any then outstanding award without the written consent of such participant.

Amendment of the 2018 Equity Plan

The 2018 Equity Plan may be amended by the Board, but without further approval by the shareowners of Cott no such amendment may increase the limitations on the number of shares that may be issued under the 2018 Equity Plan, the limitations on the amount of awards to individual participants, or the limitations on the value of vested awards to individual participants. In addition, no such amendment may modify the re-pricing prohibition set forth in the plan. The Board may condition any amendment on the approval of the shareowners if such approval is necessary or deemed advisable with respect to the applicable listing or other requirements of an applicable securities exchange or other applicable laws, policies or regulations. Shareowner approval will be required in the case of any reduction in the exercise price or extension of the term of an award benefiting an insider of Cott. The following amendments may be made without the approval of Cott’s shareowners: (1) amendments of a “housekeeping” nature; (2) a change to vesting provisions; (3) a change to employment termination provisions that does not entail an extension beyond the original expiry date; and (4) any other amendment that does not require shareowner approval pursuant to the rules of any applicable securities exchange.

United States Federal Income Tax Consequences

The following is a brief summary of certain of the United States federal income tax consequences of certain transactions under the 2018 Equity Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

In general, an optionee will not recognize income at the time a nonqualified stock option is granted. At the time of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the exercise price paid for the shares and the fair market value of the shares on the date of exercise. At the time of sale of shares acquired pursuant to the exercise of a nonqualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as capital gain (or loss).

An optionee generally will not recognize income upon the grant or exercise of an incentive stock option. If shares issued to an optionee upon the exercise of an incentive stock option are not disposed of in a disqualifying disposition within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the exercise price generally will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Subject to certain exceptions for death or disability, if an optionee exercises an incentive stock option more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a nonqualified stock option. In addition, if an optionee is subject to federal “alternative minimum tax,” the exercise of an incentive stock option will be treated essentially the same as a nonqualified stock option for purposes of the alternative minimum tax.

A recipient of restricted shares generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the recipient) at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Code Section 83. However, a recipient who so elects under Code Section 83(b) within 30 days of the date of transfer of the restricted shares will recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the restricted stock (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

A participant generally will not recognize income upon the grant of performance shares or performance units. Upon payment, with respect to performance shares or performance units, the participant generally will recognize as ordinary income an amount equal to the amount of cash received and the fair market value of any unrestricted stock received. To the extent that a participant recognizes ordinary income in the circumstances described above, Cott or the subsidiary for which the participant performs services will be entitled to a corresponding deduction; provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Code Section 280G.

Awards of stock appreciation rights, performance shares and performance units under the 2018 Equity Plan may, in some cases, result in the deferral of compensation that is subject to the requirements of Code Section 409A. To date, the U.S. Treasury Department and Internal Revenue Service have issued only preliminary guidance regarding the impact of Code Section 409A on the taxation of these types of awards. Generally, to the extent that deferrals of these awards fail to meet certain requirements under Code Section 409A, such awards will be subject to immediate taxation and tax penalties in the year they vest unless the requirements of Code Section 409A are satisfied. It is the intent of Cott that awards under the 2018 Equity Plan will be structured and administered in a manner that complies with the requirements of Code Section 409A.

Failure to Adopt Resolution

If the resolution set out at Appendix A is not approved by the shareowners, the 2018 Equity Plan will not become effective.

Existing Amended and Restated Equity Plan

The existing Amended and Restated Equity Plan is not affected by the adoption of the 2018 Equity Plan, and the Company may continue to make grants under the Amended and Restated Equity Plan in accordance with the terms of such plan.

The Board and management recommend that you vote FOR the resolution adopting the 2018 Equity Plan. A majority of the votes cast must be in favor of the resolution adopting the 2018 Equity Plan, which is set out at Appendix A on page A-1, in order for it to be approved. Unless a proxy specifies that the shares it represents should abstain from voting or vote against the resolution set out in Appendix A, the persons named in the enclosed proxy intend to vote in favor of the resolution. The full text of the 2018 Equity Plan is attached at Appendix B at page B-1 of this proxy statement. The foregoing discussion of the 2018 Equity Plan is qualified in its entirety by reference to the 2018 Equity Plan at Appendix B.

APPROVAL OF COTT CORPORATION SHAREHOLDER RIGHTS PLAN

At the 2018 Annual and Special Meeting of Shareowners, shareowners will be asked to consider and vote upon, with or without variation, a resolution in the form set forth in Appendix C of this proxy statement. A copy of the Rights Plan is included as Appendix D of this proxy statement.

Summary

Pursuant to the Rights Plan, one common share purchase right (individually, a “Right” and, collectively, the “Rights”) will be issued for each outstanding common share to shareowners of record at the close of business on the Record Date (which shall be the day following approval of the Rights Plan at the 2018 Annual and Special Meeting of Shareowners) (the “Record Time”). The Rights Plan will utilize the mechanism of a “Permitted Bid” (as described below) to protect shareowners by requiring all potential bidders to comply with the conditions specified in the Permitted Bid provisions or else such bidders will be subject to the dilutive features of the Rights Plan.

Under the Rights Plan, the Rights will be evidenced by the certificates evidencing Common Shares until the close of business on the 10th trading day after the earliest of: (i) the first date of public announcement by Cott or an “Acquiring Person” (as defined below) of facts indicating that a person has become an Acquiring Person; (ii) the date of commencement of, or first public announcement of the intent of any person (other than Cott or any subsidiary of Cott) to commence, a take-over bid, other than a Permitted Bid or a Competing Permitted Bid (as defined below); or (iii) two days following the date upon which a Permitted Bid or Competing Permitted Bid ceases to qualify as such, or such later date as may be determined by the Board (the “Separation Time”). Prior to the Separation Time, the Rights will not be exercisable. Following the Separation Time, each Right will entitle the registered holder to purchase from Cott one common share at a price equal to three times the market price per voting share, subject to adjustment pursuant to the terms of the Rights Plan (the “Exercise Price”).

Under the Rights Plan, if a transaction or event occurs that results in a person becoming an Acquiring Person (a “Flip-in Event”) then the Rights beneficially owned by an Acquiring Person, its associates, affiliates and any person acting jointly or in concert with the foregoing (including transferees) will become void and the Rights (other than those beneficially owned by the Acquiring Person, its associates, affiliates and any person acting jointly or in concert with the foregoing or any transferee) entitle the holder to purchase, effective at the close of business on the 10th business day after the first date of public announcement by Cott or an Acquiring Person of facts indicating that a person has become an Acquiring Person, for the Exercise Price, that number of Common Shares having an aggregate market price equal to twice the Exercise Price, subject to adjustment in certain circumstances.

An “Acquiring Person” is a person that beneficially owns 20% or more of Cott’s outstanding Common Shares, other than Cott or any subsidiary of Cott, an underwriter or member of a banking or selling group acquiring voting shares from Cott in connection with a distribution of securities, or any person that would become an Acquiring Person as a result of certain exempt transactions. These exempt transactions include, among others, (i) acquisitions pursuant to a Permitted Bid, (ii) certain other specified exempt acquisitions, and (iii) transactions to which the application of the Rights Plan has been waived by the Board.

The Rights Plan will not be triggered by a Permitted Bid or a Competing Permitted Bid.

A “Permitted Bid” is a take-over bid where the bid is made by way of a take-over bid circular to all registered holders of Cott’s voting shares, other than the offeror, and the bid is subject to irrevocable and unqualified conditions (and only so long as all the conditions are met) that (i) no voting shares shall be taken up or paid for prior to the close of business on a date which is not less than 105 days after the date of the take-over bid and then only if more than 50% of the outstanding voting shares held by Independent Shareholders (as defined below) have been deposited or tendered pursuant to the take-over bid and not withdrawn, (ii) voting shares may be deposited pursuant to the take-over bid (unless the take-over bid is withdrawn) at any time prior to the close of business on the date on which voting shares are first taken up and paid for under the take-over bid and may be withdrawn until taken up and paid for, and (iii) if on the date on which voting shares may be taken up and paid for, more than 50% of the voting shares held by Independent Shareholders have been deposited or tendered pursuant to the take-over bid and not withdrawn, that fact will be publicly announced by the offeror and the take-over bid will be extended for at least 10 business days following such announcement.

“Independent Shareholders” means holders of Common Shares, but shall not include (i) any Acquiring Person, (ii) any offeror, (ii) any person acting jointly or in concert with an Acquiring Person or an offeror, (iv) any affiliate or associate of such Acquiring Person or such offeror, or (v) any person holding Common Shares under any employee benefit plan, stock purchase plan, deferred profit sharing plan or any similar plan or trust for the benefit of employees of Cott or a subsidiary of Cott, unless the beneficiaries of any such plan or trust direct the manner in which the Common Shares are to be voted or withheld from voting or direct whether the Common Shares are to be tendered to a take-over bid.

A “Competing Permitted Bid” is a take-over bid made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry of that Permitted Bid or Competing Permitted Bid and that satisfies all the criteria of a Permitted Bid except that since it is made after a Permitted Bid has been made, the minimum deposit period and the time period for the take-up of and payment for voting shares tendered under a Competing Permitted Bid is not 105 days, but is instead no earlier than 10 days from the date of Cott’s public announcement announcing the fact that the requirements of a Competing Permitted Bid have been satisfied.

Neither a Permitted Bid nor a Competing Permitted Bid is required to be approved by the Board and such bids may be made directly to shareowners. Acquisitions of Cott’s voting shares made pursuant to a Permitted Bid or a Competing Permitted Bid do not give rise to a Flip-in Event.

Certificates and Transferability

The Rights Plan will provide that, until the Separation Time, the Rights may be transferred with and only with the Common Shares and certificates for Common Shares will evidence one Right for each common share represented by the certificate. Certificates for Common Shares issued after the Record Time shall bear a legend stating that each certificate also represents one Right. Promptly after the Separation Time, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of Common Shares as of the Separation Time (other than an Acquiring Person and other excluded persons pursuant to the terms of the Rights Plan). Such separate Right Certificates alone will evidence the Rights. Until a Right is exercised, the holder thereof, as such, will have no rights as a shareowner, including no right to vote or to receive dividends.

Redemption, Waiver and Amendment

The Board may, at any time prior to the occurrence of a Flip-In Event, with the consent of the majority of Independent Shareholders if prior to the Separation Time or the majority of the holders of Rights (other than an Acquired Person or other holder excluded by the terms of the Rights Plan) if after the Separation Time, redeem the Rights in whole, but not in part, at a price of $0.00001 per Right, subject to adjustment (the “Redemption Price”). Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

The Board may, at any time prior to the occurrence of a Flip-in Event that would occur by reason of an acquisition of the Common Shares otherwise than pursuant to a take-over bid made by means of a take-over bid circular to all holders of record of Voting Shares, with the prior consent of the majority of Independent Shareholders, waive the application of the Rights Plan to such Flip-in Event.

The Board may also waive the application of the Rights Plan to a Flip-in Event, if the Board has determined that the Acquiring Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person. Any such waiver must be on the condition that such Acquiring Person has, within 14 days after the Board’s determination (or such earlier or later date as the Board decides), reduced its beneficial ownership of the Common Shares such that it is no longer an Acquiring Person. In the event of such waiver, for the purposes of the Rights Plan, the Flip-in Event shall be deemed never to have occurred.

In the event that, prior to the occurrence of a Flip-in Event, a person acquires Common Shares pursuant to a Permitted Bid, a Competing Permitted Bid or pursuant to a take-over bid for which the Board has waived the application of the Rights Plan, then Cott shall, immediately upon such acquisition and without further formality, redeem the Rights at the Redemption Price.

The Board may, at any time prior to the occurrence of a Flip-in Event that would occur by reason of a take-over bid for all of the voting shares made by means of a take-over bid circular sent to all holders of record of voting shares, waive the application of the Rights Plan to such Flip-in Event by prior written notice delivered to the Rights Agent (as defined in the Rights Plan), provided however, that if the Board waives the application of the Rights Plan to such Flip-in Event, the Board shall be deemed to have waived the application of the Rights Plan to any other Flip-in Event occurring by reason of any take-over bid for all voting shares which is made by means of a take-over bid circular sent to all holders of record of voting shares prior to the expiry of any take-over bid in respect of which a waiver is, or is deemed to have been granted.

Prior to the Separation Time, Cott may, by resolution of the Board and with the prior consent of the majority of Independent Shareholders, supplement, amend, vary, rescind or delete any of the provisions of the Rights Plan and the Rights (whether or not such action would materially adversely affect the interests of the holders of the Rights generally). Following the Separation Time, Cott may, by resolution of the Board and with the prior consent of the majority of the holders of the Rights (other than an Acquiring Person or other holder as excluded by the terms of the Rights Plan), amend, vary or rescind any of the provisions of the Rights Plan and the Rights (whether or not such action would materially adversely affect the interests of the holders of the Rights generally).

Term

If approved at the 2018 Annual and Special Meeting of Shareowners, the Rights Plan must be reconfirmed at every third annual meeting of Cott’s shareowners following the 2018 Annual and Special Meeting of Shareowners. The Rights Plan and the Rights will terminate on the date of such third annual meeting if the Rights Plan is not reconfirmed or presented for reconfirmation at such meeting.

Notwithstanding the foregoing, the Rights will terminate on the close of business on the 10th anniversary of its adoption.

Objectives of Rights Plan

The objectives of the Rights Plan are to encourage the fair treatment of all shareowners in connection with any initiative to acquire control of Cott, to ensure, to the extent possible, that the shareowners and the Board have adequate time to consider and evaluate any unsolicited take-over bid made for all or a portion of the outstanding shares of Cott and that the Board has adequate time to identify, develop and negotiate value-enhancing alternatives, as appropriate, to any unsolicited take-over bid made for all or a portion of the outstanding shares of Cott.

The recent amendments to the take-over bid rules as set out in National Instrument 62-104 Take-Over Bids and Issuer Bids (the “New Take-over Bid Rules”) address some of the concerns relating to unsolicited formal (non-exempt) take-over bids that rights plans address, namely, by lengthening the minimum bid period, adding a minimum tender condition and adding a minimum extension period. However, the New Take-over Bid Rules do not address concerns relating to “creeping” (exempt) take-over bids, such as where a bidder gains control or effective control of a target by (i) acquiring blocks of shares by private agreement from one or a small group of shareowners at a premium to market price which is not shared with the other shareowners, or (ii) slowly accumulating shares through stock exchange acquisitions which may result, over time, in an acquisition of control or effective control without paying a control premium or without sharing of any control premium among all shareowners fairly. Rights Plans are designed to protect a target company from creeping take-over bids.

The Rights Plan is not intended to and will not prevent take-over bids that are equal or fair to shareowners. For example, shareowners may tender to a bid that meets the “permitted bid” criteria set out in the Rights Plan without triggering the Rights Plan, even if the Board does not feel the bid is acceptable. Even in the context of a bid that does not meet the “permitted bid” criteria, the Board must consider every bid made, and must act in all circumstances honestly and in good faith with a view to the best interests of Cott.

Furthermore, any person or group that wishes to make a take-over bid for Cott may negotiate with the Board to have the Rights Plan waived or terminated, subject in both cases to the terms of the Rights Plan, or may apply to a securities commission or court to have the Rights Plan terminated. Both of these approaches provide the Board with more time and control over the process to enhance shareowner value, lessen the pressure upon shareowners to tender to a bid and encourage the fair and equal treatment of all Independent Shareholders in the context of an acquisition of control.

The Board and management recommend that you vote FOR the resolution adopting the Rights Plan. A majority of the votes cast must be in favor of the resolution adopting the Rights Plan, which is set out at Appendix C on page C-1, in order for it to be approved. Unless a proxy specifies that the shares it represents should abstain from voting or vote against the resolution set out in Appendix C, the persons named in the enclosed proxy intend to vote in favor of the resolution. If approved, the Rights Plan will be effective as of 12:01 a.m. on May 2, 2018. The full text of the Rights Plan is attached at Appendix D at page D-1 of this proxy statement. The foregoing discussion of the Rights Plan is qualified in its entirety by reference to the Rights Plan at Appendix D.

APPROVAL OF AMENDMENT TO COTT CORPORATION ARTICLES OF INCORPORATION (CHANGE OF REGISTERED OFFICE ADDRESS)

Cott wishes to amend its Articles of Incorporation (the “Articles”) to change the province for its registered office address from Quebec to Ontario given that Cott no longer maintains a physical location in the Province of Quebec.

The Board and management recommend that you vote FOR the resolution adopting the amendment to the Articles to change Cott’s registered office address from Quebec to Ontario. Not less than two-thirds (2/3) of the votes cast must be in favor of the resolution adopting such amendment to the Articles, which is set out at Appendix E on page E-1, in order for it to be approved. Unless a proxy specifies that the shares it represents should abstain from voting or vote against the resolution set out in Appendix E, the persons named in the enclosed proxy intend to vote in favor of the resolution.

APPROVAL OF AMENDMENTS TO COTT CORPORATION ARTICLES OF INCORPORATION AND COTT CORPORATION BY-LAWS (PLACE OF MEETINGS)

Cott wishes to amend its Articles and its By-Laws to expand the places where meetings of the shareowners may be held to include anywhere inside or outside of Canada.

The Board and management recommend that you vote FOR the resolutions adopting such amendments to the Articles and the By-Laws. A majority of the votes cast must be in favor of the resolution adopting such amendment to the By-Laws, which is set out at Appendix F on page F-1, in order for it to be approved. Not less than two-thirds (2/3) of the votes cast must be in favor of the resolution adopting such amendment to the Articles, which is also set out at Appendix F on page F-1, in order for it to be approved. Unless a proxy specifies that the shares it represents should abstain from voting or vote against the resolutions set out in Appendix F, the persons named in the enclosed proxy intend to vote in favor of the resolutions. The full text of the amendment to the By-Laws is attached at Appendix G at page G-1 of this proxy statement. The foregoing discussion of the amendment to the By-Laws is qualified in its entirety by reference to the amendments to the By-Laws at Appendix G.

ADDITIONAL INFORMATION

Information about Cott

Upon request to our Secretary you may obtain a copy of our Annual Report on Form 10-K for the fiscal year ended December 30, 2017, our 2017 audited financial statements, and additional copies of this document. Copies of these documents may also be obtained on our website at www.cott.com, on the SEDAR website maintained by the Canadian securities regulators at www.sedar.com and on the EDGAR website maintained by the SEC at www.sec.gov.

In addition, we have made available on our website our Code of Business Conduct and Ethics and our Corporate Governance Guidelines, as well as the charters of each of our Compensation Committee, Corporate Governance Committee and Audit Committee. Copies of any of these documents are available in print to any shareowner upon request to our Secretary.

Householding

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one Notice, or if applicable, only one copy of our proxy statement or annual report may have been sent to multiple shareowners in your household. We will promptly deliver a separate copy of any of these documents to you if you request one by writing or calling as follows: Cott Corporation, Corporate Center III, Suite 400, 4221 W. Boy Scout Blvd., Tampa, Florida U.S.A. 33607, Attention: Investor Relations Department; telephone number (813) 313-1732. If you want to receive separate copies of future materials, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

Approval

Cott’s Board has approved the contents and sending of this proxy statement.

MARNI MORGAN POE
Vice President, General Counsel and Secretary

March 21, 2018

APPENDIX A

RESOLUTION APPROVING

COTT CORPORATION 2018 EQUITY INCENTIVE PLAN

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREOWNERS THAT:

1.	The Cott Corporation 2018 Equity Incentive Plan, as described in the proxy statement dated March 21, 2018 for Cott Corporation’s annual and special meeting of shareowners to be held on May 1, 2018, under the heading “Approval of Cott Corporation 2018 Equity Incentive Plan”, be and the same is hereby authorized and approved.

2.	Any officer or director of Cott Corporation be and is hereby authorized and directed, for and on behalf of Cott Corporation, to execute and deliver all such documents and to do all such acts and things as he or she may determine necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination.

A-1

APPENDIX B

COTT CORPORATION 2018 EQUITY INCENTIVE PLAN

1.	Purpose. The purposes of the Cott Corporation 2018 Equity Incentive Plan (the “Plan”) are to foster and promote the long-term financial success of the Company and its Subsidiaries and materially increase the value of the Company and/or its Subsidiaries by (i) encouraging the long-term commitment of key Employees and Nonemployee Directors (as such terms are defined below), (ii) motivating the performance of key Employees and Nonemployee Directors by means of annual and long-term performance-related incentives, (iii) attracting and retaining outstanding key Employees and Nonemployee Directors by providing incentive compensation opportunities, and (iv) enabling participation by key Employees and Nonemployee Directors in the long-term growth and financial success of the Company.

2.	Effective Date. The Plan shall become effective upon its approval by the shareholders of the Company.

3.	Definitions. As used in this Plan, the following terms shall be defined as set forth below:

(a)	“Award” means any Option, Stock Appreciation Right, Restricted Shares, Restricted Share Units, Performance Shares, Performance Units, or Stock Payments granted under the Plan.

(b)	“Award Agreement” means an agreement, certificate, resolution or other form of writing (including in electronic medium) approved by the Committee which sets forth the terms and conditions of an Award.

(c)	“Base Price” means the price to be used as the basis for determining the Spread upon the exercise of a Stock Appreciation Right.

(d)	“Board” means the Board of Directors of the Company.

(e)	“Cause” means any action by the Grantee or inaction by the Grantee that constitutes:

(1)	A wilful failure to properly carry out the Grantee’s duties and responsibilities or to adhere to the policies of the Company or a Subsidiary;

(2)	Theft, fraud, dishonesty or misappropriation, or the gross negligence or wilful misconduct, involving the property, business or affairs of the Company or a Subsidiary, or in the carrying out of the Grantee’s duties, including, without limitation, any breach of the representations, warranties and covenants contained in any employment agreement between the Grantee and the Company or a Subsidiary;

(3)	Conviction of or plea of guilty to a criminal offense that involves fraud, dishonesty, theft or violence;

(4)	Breach of a fiduciary duty owed to the Company or a Subsidiary;

(5)	Refusal to follow the lawful written reasonable and good faith direction of the Board; or

(6)	Any other action that constitutes cause for termination of the Grantee’s employment with the Company or a Subsidiary under any other agreement to which the Grantee is a party or under applicable law.

(f)	“Change in Control” means:

(1)

the consummation of a consolidation, merger, amalgamation or other similar corporate reorganization of the Company with or into any other corporation whereby the voting shareholders of the Company immediately prior to such event receive less than 50% of the voting shares of the consolidated, merged or amalgamated corporation, or any acquisition or similar transaction or series of transactions whereby any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) (other than the Company, any entity controlled by the Company, or any employee benefit plan sponsored by the Company or an entity that is controlled by the Company), is or becomes, including pursuant to a tender or exchange offer for Shares, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(2)	the consummation of a sale by the Company of all or substantially all of the Company’s assets;

(3)	the date upon which individuals who, on the effective date of this Plan constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the effective date of this Plan whose appointment, election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors who remain on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall also be deemed to be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; or

(4)	the liquidation, dissolution or winding-up of the Company.

(g)	“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

(h)	“Committee” means the Human Resources and Compensation Committee of the Board.

(i)	“Company” means Cott Corporation, a corporation amalgamated under the laws of Canada.

(j)	“Date of Termination” or “Termination” means (i) the date of termination of a Grantee’s active employment or service with the Company or a Subsidiary (other than in connection with the Grantee’s transfer to or from employment with a Subsidiary), but not including a Grantee’s absence from active employment or service during a period (not exceeding 90 days) of vacation, temporary illness, authorized leave of absence or short or long-term disability, (ii) in the case of a Grantee who does not return to active employment or service with the Company or a Subsidiary immediately following a period of absence exceeding 90 days due to vacation, temporary illness, authorized leave of absence or short or long-term disability, the last day of such period of absence, or (iii) if applicable, the date of termination of a Grantee’s active employment or service with the Company or a Subsidiary as defined under any other agreement to which the Grantee is a party. Unless otherwise determined by the Board or Committee, for the purposes of this Plan and all matters relating to the Awards, the Date of Termination or Termination shall be determined without regard to any applicable notice of termination, severance or termination pay, damages, or any claim thereto (whether express, implied, contractual, statutory, or at common law).

(k)	“Employee” means a full-time, part-time or contract employee of the Company or a Subsidiary.

(l)	“Fair Market Value” means, with respect to a Share on any determination date, the closing price of the Shares on the New York Stock Exchange on the last trading day on which Shares traded prior to such date; provided that if no Shares traded in the five trading days prior to the determination date, the Committee shall determine Fair Market Value on a reasonable basis using a method that complies with Code Section 409A and guidance issued thereunder.

(m)	“Good Reason” shall mean any of the following:

(1)	A material diminution in the Grantee’s title or duties or assignment to the Grantee of materially inconsistent duties;

(2)	A reduction in the Grantee’s then-current annual base salary or target bonus opportunity as a percentage of annual base salary, unless such reduction in target bonus opportunity is made applicable to all other Grantees serving in substantially the same capacity;

(3)	Relocation of the Grantee’s principal place of employment to a location that is more than 50 miles away from the Grantee’s principal place of employment on the Grantee’s date of hire, unless such relocation is effected at the Grantee’s request or with the Grantee’s approval;

(4)	A material breach by the Company or a Subsidiary of any provisions of any employment agreement to which the Grantee and the Company or Subsidiary are parties, after written notice by the Grantee of the breach and such failure remaining uncorrected following an opportunity for the Company or Subsidiary to correct such failure within 10 days of the receipt of such notice;

(5)	The failure of the Company or Subsidiary to obtain the assumption in writing of an employment agreement to which the Grantee and the Company or Subsidiary are parties by any successor to all or substantially all of the business or assets of the Company or Subsidiary within 15 days after a merger, consolidation, sale or similar transaction; or

(6)	Any other action that constitutes good reason for resignation or termination from or of the Grantee’s employment with the Company or Subsidiary under any other agreement to which the Grantee is a party or under applicable law.

(n)	“Grant Date” means the date specified by the Committee on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

(o)	“Grantee” means an Employee or Non-employee Director who has been selected by the Committee (or by the Company’s Chief Executive Officer and/or Vice President—Human Resources pursuant to authority delegated by the Committee pursuant to Section 5(a)) to receive an Award and to whom an Award has been granted.

(p)	“Incentive Stock Option” means any Option that is intended to qualify as an “incentive stock option” under Code Section 422 or any successor provision.

(q)	“Nonemployee Director” means a member of the Board who is not an Employee.

(r)	“Nonqualified Stock Option” means an Option that is not intended to qualify as an Incentive Stock Option.

(s)	“Option” means any option to purchase Shares granted under Section 6 of the Plan.

(t)	“Option Price” means the purchase price payable upon the exercise of an Option.

(u)	“Performance Period” means a period of time established under Section 9 of the Plan within which the performance objectives relating to a Performance Share, Performance Unit, Restricted Share or Restricted Share Unit are to be achieved.

(v)	“Performance Share” means a bookkeeping entry that records the equivalent of one Share awarded pursuant to Section 9 of the Plan.

(w)	“Performance Unit” means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 9 of the Plan.

(x)	“Restricted Shares” mean Shares granted under Section 8 of the Plan.

(y)	“Restricted Share Unit” means an Award granted under Section 8 of the Plan and denominated in units representing rights to receive Shares.

(z)	“Retirement” means retirement from office or employment with the Company or a Subsidiary at the election of the Grantee and as agreed to by the Company or applicable Subsidiary, in its sole discretion.

(aa)	“Shares” means the common shares in the capital of the Company, or any security into which Shares may be converted by reason of any transaction or event of the type referred to in Section 14 of the Plan.

(bb)	“Spread” means, in the case of a Stock Appreciation Right, the amount by which the Fair Market Value per Share on the date when any such right is exercised exceeds the Base Price specified in such right.

(cc)	“Stock Appreciation Right” means a right granted under Section 7 of the Plan.

(dd)	“Stock Payment” means Shares granted under Section 10 of the Plan.

(ee)	“Subsidiary” means a corporation or other entity that controls or is controlled by the Company or that is controlled by the same person that controls the Company within the meaning of National Instrument 45-106, provided that for purposes of determining whether any person may be a Grantee for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation (within the meaning of the Code) in which the Company owns or controls directly or indirectly more than 50% of the total combined voting power represented by all classes of stock issued by such corporation at the time of such grant.

(ff)	“Tax Act” means the Income Tax Act (Canada) and all regulations thereunder, as amended or restated from time to time. Any reference in the Agreement to a provision of the Tax Act includes any successor provision thereto.

4.	Shares Available Under the Plan.

(a)	Reserved Shares. Subject to adjustment as provided in Section 14 of the Plan, the maximum number of Shares that may be issued from treasury with respect to Awards shall not in the aggregate exceed 8,000,000 Shares. The Shares issued by the Company hereunder may at the Company’s option be either (i) evidenced by a certificate registered in the name of the Grantee or his or her designee; or (ii) credited to a book-entry account for the benefit of the Grantee maintained by the Company’s stock transfer agent or its designee.

Shares that are issued under the Plan or that are potentially issuable pursuant to outstanding Awards will be applied to reduce that maximum number of Shares remaining available for issuance under the Plan; provided, however, that the total number of Shares remaining available for issuance under the Plan shall be reduced 2.0 Shares for each Share issued pursuant to an Award other than an Option or Stock Appreciation Right (each such other Award being referred to herein as a “full-value” Award). Any Shares subject to an Award that, at any time, lapses, is forfeited or cancelled, expires, or for any reason is terminated unexercised or unvested, or is settled or paid in cash or any form other than Shares shall not count towards the maximum number of Shares that may be issued under the Plan as set forth in this Section 4 and shall be available for future Awards, with each Share made available for Awards under this provision in connection with the lapse, forfeiture, cancellation, termination or cash settlement of full-value Awards increasing the number of Shares available for reissuance by 2.0 Shares. Similarly, any Shares that are withheld by the Company, or any previously-acquired shares that are tendered (either actually or by attestation), in either case to satisfy any tax withholding obligation with respect to a full-value Award shall not count towards the maximum number of Shares that may be issued under the Plan as set forth in this Section 4 and shall be available for future Awards, with each Share made available for Awards under this provision increasing the number of Shares available for reissuance by 2.0 Shares. Notwithstanding anything to the contrary in this Section 4(a), the following Shares shall not again become available for issuance under the Plan: (i) any and all Shares awarded as part of an Option or Stock Appreciation Right that are withheld by the Company to satisfy any tax withholding obligation, and any previously-acquired Shares tendered (actually or by attestation) in payment of any taxes relating to an Option or Stock Appreciation Right; (ii) Shares that would have been issued upon exercise of an Option but for the fact that the exercise was pursuant to a “net exercise” arrangement or by any previously-acquired shares tendered in payment of such Exercise Price; (iii) Shares covered by a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon its exercise; and (iv) Shares that are repurchased by the Company using Option exercise proceeds or otherwise.

(b)	Incentive Stock Option Maximum. In no event shall the number of Shares issued from treasury or otherwise upon the exercise of Incentive Stock Options exceed 8,000,000 Shares, subject to adjustment as provided in Section 15 of the Plan.

(c)	Certain Additional Limits. The number of Shares issuable to insiders of the Company (as defined in Part I of the Toronto Stock Exchange Company Manual) at any time, and the number of Shares issued to insiders of the Company within any one year period, under this Plan or when combined with all of the Company’s other security based compensation arrangements (as described in the Toronto Stock Company Manual), shall not exceed 10% of the issued and outstanding Shares, respectively. In addition, neither the Board nor the Committee may, without further shareholder approval, grant to Nonemployee Directors an amount that is equal to or greater than (x) the lesser of (i) 3% of the Company’s issued and outstanding Shares, and (ii) an annual equity award of $500,000 per Nonemployee Director. Notwithstanding Section 17(a) of the Plan, the aforementioned restriction may not be amended without further shareholder approval.

5.	Plan Administration. This Plan shall be administered by the Committee or any other Board committee as may be designated by the Board from time to time.

(a)	In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the individuals to be selected as Grantees; (ii) the nature and extent of the Awards to be made to each Grantee (including the number of Shares to be subject to each Award, any exercise price, the manner in which Awards will vest or become exercisable and whether Awards will be granted in tandem with other Awards) and the form of written or electronic agreement, if any, evidencing such Award; (iii) the time or times when Awards will be granted; (iv) the duration of each Award; and (v) the restrictions and other conditions to which the payment or vesting of Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to (A) establish, amend or rescind rules to administer the Plan; (B) interpret the Plan and any Award or related agreement made under the Plan; (C) make all other determinations necessary or desirable for the administration of the Plan; and (D) pay the intrinsic value of any Award in the form of cash, Shares or any combination of both. Notwithstanding the foregoing, the Committee may delegate to the Company’s Chief Executive Officer and/or Vice President—Human Resources the authority to approve Awards to Employees other than (i) those subject to Section 16 of the Exchange Act, and (ii) those that report directly to the Company’s Chief Executive Officer. Any such delegations shall be in writing and shall specify the maximum number of Shares that may be awarded pursuant to such authority. The Committee may also delegate to the Chief Executive Officer and/or Vice President—Human Resources the authority to Award to Employees who are not subject to Section 16 of the Exchange Act and who do not report directly to the Company’s Chief Executive Officer, any Shares previously subject to Awards that have been forfeited due to the Grantee’s Termination prior to the date on which the Grantee became vested in such Award.

(b)	Subject to Section (d) below, the Committee will have the authority under the Plan to amend or modify the terms of any outstanding Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Award, accept the surrender of any outstanding Award or, to the extent not previously exercised or vested, authorize the grant of new Awards in substitution for surrendered Awards; provided, however that (i) the amended or modified terms are permitted by the Plan as then in effect; and (ii) any Grantee divested of his or her existing rights under the Plan with respect to previously-granted Awards by such amended or modified terms shall have consented to such amendment or modification unless such amendment is necessary to comply with applicable law or stock exchange rules.

(c)	In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin off) or any other change in corporate structure or shares; (ii) any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; (iv) any uninsured catastrophic losses or extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 or in management’s discussion and analysis of financial performance appearing in the Company’s annual report to shareholders for the applicable year; or (v) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Grantee, amend or modify the vesting criteria (including performance objectives and related performance goals) of any outstanding Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

(d)	Notwithstanding any other provision of this Plan other than Section 14, the Committee may not, without prior approval of the Company’s shareholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; (B) Restricted Share Awards; or (C) Restricted Share Unit Awards or Performance Shares or Performance Units in exchange; or (iii) repurchasing the underwater Options or Stock Appreciation Rights for cancellation. For purposes of this Section, an Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of a Share is less than the exercise price of the Option or Stock Appreciation Right. Notwithstanding any other provision of this Plan, neither the Board nor the Committee may, without prior approval of the Company’s shareholders, extend the term of Awards that benefit insiders.

(e)	In addition to the authority of the Committee under Section (b) and notwithstanding any other provision of the Plan, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to Grantees resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or Subsidiary’s interests, or to meet objectives of the Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws. The Committee shall have no authority, however, to take action pursuant to this Section: (i) to reserve shares or grant Awards in excess of the limitations provided in the Plan; (ii) to effect any repricing in violation of the Plan; (iii) to grant Options having an exercise price less than 100% of the Fair Market Value of one share of Common Stock on the date of grant in violation of the Plan; or (iv) for which stockholder approval would then be required pursuant to Section 422 of the Code or Section 162(m) of the Code or the rules of the New York Stock Exchange or the Toronto Stock Exchange.

(f)	Notwithstanding anything in this Plan to the contrary, the Committee will determine whether an Award is subject to the requirements of Code Section 409A and, if determined to be subject to Code Section 409A, the Committee will make such Award subject to such written terms and conditions determined necessary or desirable to cause such Award to comply in form with the requirements of Code Section 409A. Further, the Plan, as it relates to Awards that are subject to Code Section 409A, will be administered in a manner that is intended to comply with the requirements of Code Section 409A and any regulations or rulings issued thereunder.

6.	Options. The Committee may from time to time authorize grants to Grantees of Options to purchase Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(a)	Number of Shares. Each grant shall specify the number of Shares to which it pertains.

(b)	Option Price. Each grant shall specify an Option Price per Share, which shall be equal to or greater than the Fair Market Value per Share on the Grant Date.

(c)	Consideration. Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted Shares owned by the Grantee at the time of exercise and which have a value at the time of exercise that is equal to the Option Price (including through a net exercise), (iii) any other legal consideration that the Committee may deem appropriate on such basis as the Committee may determine in accordance with this Plan, or (iv) any combination of the foregoing. In the case of a “net exercise” of an Option, the Company will not require a payment of the Option Price from the Grantee but will reduce the number of Shares issued upon the exercise by the largest number of whole Shares that has a Fair Market Value that does not exceed the aggregate Option Price for the Shares exercised under this method. Shares will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) Shares used to pay the Option Price of an Option under the “net exercise,” (ii) Shares actually delivered to the Grantee as a result of such exercise and (iii) any Shares withheld for purposes of tax withholding.

(d)	Cashless Exercise. To the extent permitted by applicable law, any grant may provide for deferred payment of the Option Price from the proceeds of sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the Option Price, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by the Grantee by reason of such exercise, or through simultaneous sale through a broker of Shares acquired upon exercise.

(e)	Performance-Based Options. Any grant of an Option may specify performance objectives that must be achieved as a condition of the Option.

(f)	Vesting. Each Option grant may specify a period of continuous employment of the Grantee by the Company or any Subsidiary (or, in the case of a Nonemployee Director, service on the Board) that is necessary before the Options or installments thereof shall become exercisable.

(g)	Incentive Stock Option Dollar Limitation. Options granted under this Plan may be Incentive Stock Options, Nonqualified Stock Options or a combination of the foregoing, provided that only Nonqualified Stock Options may be granted to Nonemployee Directors. Each grant shall specify whether (or the extent to which) the Option is an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value of the Shares as of the Grant Date with respect to which Options designated as Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options.

(h)	Exercise Period. No Option granted under this Plan may be exercised more than ten years from the Grant Date.

(i)	Dividends. No dividends or other distribution or award of dividend equivalents may be granted with respect to any Option.

(j)	Award Agreement. Each Option grant shall be evidenced by an Award Agreement containing such terms and provisions as the Committee may determine that are not inconsistent with this Plan.

7.	Stock Appreciation Rights. The Committee may from time to time authorize grants to Grantees of Stock Appreciation Rights. A Stock Appreciation Right is the right of the Grantee to receive from the Company an amount equal to the Spread at the time of the exercise of such right. Any grant of Stock Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(a)	Payment in Shares or Cash. Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right may be paid by the Company in cash, Shares valued at Fair Market Value on the date of exercise or any combination thereof at the discretion of the Committee at the time of payment.

(b)	Exercise Period. Any grant may specify (i) a waiting period or periods before Stock Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Stock Appreciation Rights shall be exercisable. No Stock Appreciation Right granted under this Plan may be exercised more than ten years from the Grant Date.

(c)	Dividends. No dividends or other distribution or award of dividend equivalents may be granted with respect to any SAR.

(d)	Award Agreement. Each grant shall be evidenced by an Award Agreement which shall describe the subject Stock Appreciation Rights, specify the Base Price (which shall be equal to or greater than the Fair Market Value on the Grant Date), state that the Stock Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine consistent with this Plan.

8.	Restricted Shares and Restricted Share Units. The Committee may from time to time authorize grants to Grantees of Restricted Shares and Restricted Share Units upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(a)	Transfer of Shares. Each grant of Restricted Shares shall constitute an immediate transfer of the ownership of Shares to the Grantee in consideration of the performance of services, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to. Upon expiration of the restriction period and satisfaction of any other terms or conditions (including, but not limited to, performance objectives) and as set forth in the Restricted Share Award Agreement, the Restricted Share shall immediately become vested and the Shares underlying such award of Restricted Share shall be released by the Company to the Grantee without restrictions on transfer. Restricted Share Units shall become payable to a Grantee in Shares at the time or times determined by the Committee and set forth in the Restricted Share Unit Award Agreement.

(b)	Consideration. Each grant of Restricted Shares or Restricted Share Units may be made without a requirement for additional payment by the Grantee.

(c)	Substantial Risk of Forfeiture. Each grant shall provide that the Restricted Shares or Restricted Share Units covered thereby shall be subject to a “substantial risk of forfeiture” within the meaning of Code Section 83 for a period to be determined by the Committee on the Grant Date, and any grant or sale may provide for the earlier termination of such risk of forfeiture in the event of a Change in Control of the Company or other similar transaction or event. If a Grantee ceases to be an Employee or a Non-Employee Director, the number of Shares subject to the Award, if any, to which the Grantee shall be entitled shall be determined in accordance with the Plan and the applicable Award Agreement. All remaining Shares underlying Restricted Shares or Restricted Share Units as to which restrictions apply at the Date of Termination shall be forfeited subject to such exceptions, if any, authorized by the Committee.

(d)

Dividend, Vesting and Other Ownership Rights. Unless otherwise determined by the Committee, an Award of Restricted Shares shall entitle the Grantee to dividend, voting and other ownership rights during the period for which such substantial risk of forfeiture is to continue; provided however that unless otherwise determined by the Committee, the Award Agreement with respect to an Award of Restricted Shares that is conditioned on the attainment of performance goals shall provide that the Grantee shall not receive any dividends unless and until such time as the Restricted Shares becomes vested. Alternatively, an Award Agreement may require that any or all dividends or other distributions paid on the Restricted Shares during the period for which the substantial risk of forfeiture is to continue be automatically sequestered and reinvested in additional Shares, which may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine. Unless otherwise determined by the Committee, a Grantee shall not have any rights as a shareholder with respect to Shares underlying an Award of Restricted Share Units until such time, if any, as the underlying Shares are actually issued to the Grantee, which may, at the option of the Company be either (i) evidenced by delivery of a certificate registered in the name of the Grantee or his or her designee; or (ii) credited to a book-entry account for the benefit of the Grantee maintained by the Company’s stock transfer agent or its designee. The Committee may provide in a Restricted Share Unit Award Agreement for the payment of dividend equivalents and distributions to the Grantee at such times as paid to shareholders generally or at the time of vesting or other payout of the Restricted Share Units, provided, however, if the payment or crediting of dividends or dividend equivalents is in respect of an Award that is subject to Code Section 409A, then the payment or crediting of such dividends or dividend equivalents shall conform to the requirements of Code Section 409A and such requirements shall be specified in writing.

(e)	Performance-Based Restricted Shares and Restricted Share Units. Any grant or the vesting thereof may be further conditioned upon the attainment of performance objectives established by the Committee in accordance with the applicable provisions of Section 9 of the Plan regarding Performance Shares and Performance Units.

(f)	Award Agreements. Each grant of Restricted Shares or Restricted Share Units shall be evidenced by an Award Agreement containing such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Grantee with respect to such Shares, shall be held in custody by the Company until all restrictions thereon lapse.

9.	Performance Shares and Performance Units. The Committee may from time to time authorize grants of Performance Shares and Performance Units, which shall become payable to the Grantee upon the achievement of specified performance objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(a)	Number of Performance Shares or Units. Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

(b)	Performance Objectives and Performance Period. Each grant shall specify the performance objectives that are to be achieved by the Grantee during a specified performance period.

(c)	Threshold Performance Objectives. Each grant may specify in respect of the specified performance objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified performance objectives.

(d)	Payment of Performance Shares and Units. Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, Shares or any combination thereof and may either grant to the Grantee or reserve to the Committee the right to elect among those alternatives.

(e)	Maximum Payment. Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Grant Date. Any grant of Performance Units may specify that the amount payable, or the number of Shares issued, with respect thereto may not exceed maximums specified by the Committee on the Grant Date.

(f)	Dividend Equivalents. Any grant of Performance Shares may provide for the payment to the Grantee of dividend equivalents thereon in cash or additional Shares, provided however that the Award Agreement shall provide that the Grantee shall not receive any dividends unless and until such time as the Performance Shares are earned and paid, and provided further that if the payment or crediting of dividends or dividend equivalents is in respect of an Award that is subject to Code Section 409A, then the payment or crediting of such dividends or dividend equivalents shall conform to the requirements of Code Section 409A and such requirements shall be specified in writing.

(g)	Adjustment of Performance Objectives. If provided in the terms of the grant, the Committee may adjust performance objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Grant Date that are unrelated to the performance of the Grantee and result in distortion of the performance objectives or the related minimum acceptable level of achievement.

(h)	Substantial Risk of Forfeiture. Each grant shall provide that the Performance Shares or Performance Units shall be subject to a “substantial risk of forfeiture” within the meaning of Code Section 83 for a period to be determined by the Committee on the Grant Date, and any grant may provide for the earlier termination of such risk of forfeiture in the event of a Change in Control of the Company or other similar transaction or event. If a Grantee ceases to be an Employee or a Non-Employee Director, the portion, if any, to which the Grantee shall be entitled shall be determined in accordance with the Plan and the applicable Award Agreement. All remaining portions as to which restrictions apply at the Date of Termination shall be forfeited subject to such exceptions, if any, authorized by the Committee.

(i)	Award Agreement. Each grant shall be evidenced by an Award Agreement which shall state that the Performance Shares or Performance Units are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan.

10.	Stock Payments. If not prohibited by applicable law, the Committee may from time to time issue unrestricted Shares to Grantees, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. A Stock Payment may be granted as, or in payment of, Nonemployee Director fees, bonuses, or to provide incentives or recognize special achievements or contributions.

11.	Minimum Vesting Periods. Except as otherwise provided in this Section 11, Awards shall be subject to a vesting period of not less than one year from the date of grant of the applicable Award. The minimum vesting periods shall not apply: (A) to a termination of employment due to death or disability; (B) upon a Change in Control; (C) to a substitute award that does not reduce the vesting period of the award being replaced; or (D) to Awards involving an aggregate number of Shares not in excess of 5% of the number of Shares reserved for issuance under Section 4(a) of the Plan.

12.	Consequences of Termination.

(a)	Options/Stock Appreciation Rights (Not Performance-Based). Unless otherwise determined by the Committee, outstanding Options and/or Stock Appreciation Rights that are held by a Grantee (or the executors or administrators of such Grantee’s estate, and any person or persons who acquire the right to exercise Options and/or Stock Appreciation Rights directly from the Grantee by bequest or inheritance) as of the Grantee’s Date of Termination and are not subject to vesting conditions based upon the satisfaction of performance objectives shall be subject to the following clauses (1) and (2), as applicable, except that in all events, the period for exercise of Options and/or Stock Appreciation Rights shall end no later than the last day of the maximum term thereof established under Section 6(h) or 7(d), as applicable.

(1)	In the case of a Grantee’s death or a Grantee’s Termination due to Retirement, or the Grantee’s resignation with Good Reason, or the Grantee’s Termination without Cause, (x) those of the

Grantee’s outstanding Options and/or Stock Appreciation Rights that have become vested prior to the Grantee’s Date of Termination shall continue to be exercisable during the period ending on the three (3) year anniversary of the Date of Termination and (y) those of the Grantee’s outstanding Options and/or Stock Appreciation Rights that have not become vested prior to the Grantee’s Date of Termination shall become Vested and exercisable as of the later of the Date of Termination and the one year anniversary of the Effective Date of the Award thereof and thereafter shall continue to be exercisable for the remaining portion of the period ending on the three (3) year anniversary of the Date of Termination.

(2)	In the case of a Grantee’s Termination due to the Grantee’s resignation voluntarily (other than upon Retirement or with Good Reason), (x) those of the Grantee’s outstanding Options and/or Stock Appreciation Rights that have not become vested prior to the Date of Termination shall be forfeited and cancelled as of such Date of Termination and (y) those of the Grantee’s outstanding Options and/or Stock Appreciation Rights that have become vested prior to the Grantee’s Date of Termination shall continue to be exercisable during the 90 day period following such Date of Termination.

Options and/or Stock Appreciation Rights that are not exercised prior to the expiration of the exercise period following a Grantee’s Date of Termination permitted under this Section 12(a) shall automatically expire on the last day of such period.

(b)	Options/Stock Appreciation Rights (Performance-Based). Unless otherwise determined by the Committee, outstanding Options and/or Stock Appreciation Rights that are held by a Grantee (or the executors or administrators of such Grantee’s estate, and any person or persons who acquire the right to exercise Options and/or Stock Appreciation Rights directly from the Grantee by bequest or inheritance) as of the Grantee’s Date of Termination and are subject to vesting conditions based upon the satisfaction of performance objectives shall be subject to the following clauses (1) and (2), as applicable, except that in all events, the period for exercise of Options and/or Stock Appreciation Rights shall end no later than the last day of the maximum term thereof established under Section 6(h) or 7(d), as applicable.

(1)	In the case of a Grantee’s death or a Grantee’s Termination due to Retirement, or the Grantee’s resignation with Good Reason, or the Grantee’s Termination without Cause, (x) those of the Grantee’s outstanding Options and/or Stock Appreciation Rights that have become vested prior to the Grantee’s Date of Termination shall continue to be exercisable during the period ending on the three (3) year anniversary of the Date of Termination and (y) any employment requirements under Section 6(f) and 7(b) shall not apply, in which case the number of Options and/or Stock Appreciation Rights that become vested on each subsequent applicable vesting date shall equal the pro rata number of Options and/or Stock Appreciation Rights that he or she would have earned on that vesting date had he or she been continuously employed through such date, as calculated by reference to the portion of the applicable Performance Period during which the Grantee was actually employed and thereafter shall continue to be exercisable for the remaining portion of the period ending on the three (3) year anniversary of the Date of Termination.

(2)	In the case of a Grantee’s Termination due to the Grantee’s resignation voluntarily (other than upon Retirement or with Good Reason), (x) those of the Grantee’s outstanding Options and/or Stock Appreciation Rights that have not become vested prior to the Date of Termination shall be forfeited nd cancelled as of such Date of Termination and (y) those of the Grantee’s outstanding Options and/o Stock Appreciation Rights that have become vested prior to the Grantee’s Date of Termination shall continue to be exercisable during the 90 day period following such Date of Termination.

Options and/or Stock Appreciation Rights that are not exercised prior to the expiration of the exercise period following a Grantee’s Date of Termination permitted under this Section 12(b) shall automatically expire on the last day of such period.

(c)	Restricted Shares. Restricted Share Units. Performance Shares and Performance Units. Unless otherwise determined by the Committee, outstanding Restricted Shares, Restricted Share Units, Performance Shares and Performance Units of the Grantee (and the executors and administrators of such Grantee’s estate, and any person or persons acquiring any interest directly from the Grantee by bequest or inheritance) as of the Grantee’s Date of Termination shall be subject to the following clauses (1) and (2), as applicable.

(1)	In the case of a Grantee’s death or a Grantee’s Termination due to Retirement or Termination without Cause or resignation with Good Reason, any employment requirements of Section 8(c) and 9(i) and the applicable Award Agreement shall not apply, in which case the number of Restricted Shares, Restricted Share Units, Performance Shares and Performance Units to be deemed earned by such Grantee on each subsequent applicable vesting date shall equal the pro rata number of Restricted Shares, Restricted Share Units, Performance Shares and Performance Units that he or she would have earned on that vesting date had he or she been continuously employed through such date, as calculated by reference to the portion of the applicable Restriction Period or Performance Period during which the Grantee was actually employed.

(2)	In the event of a Grantee’s Termination due to the Grantee’s resignation voluntarily (other than upon Retirement or with Good Reason), all of the Grantee’s unvested Restricted Shares, Restricted Share Units, Performance Shares and Performance Units will be forfeited immediately.

(d)	Termination for Cause. Notwithstanding any other provision hereof or in any instrument of grant, in the case of a Grantee’s Termination for Cause, any and all then outstanding Awards (other than Stock Payments) granted to the Grantee, whether or not Vested, shall be immediately forfeited and cancelled, without any consideration therefore, as of the commencement of the day that notice of such termination is given.

13.	Nontransferability. No Award granted under this Plan (including Options) shall be transferable or assignable by a Grantee other than by will or the laws of descent and distribution for normal estate settlement purposes, and Options and Stock Appreciation Rights shall be exercisable during a Grantee’s lifetime only by the Grantee or, in the event of the Grantee’s legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Grantee under state law. Any attempt to transfer or assign an Award in violation of this Plan shall render such Award null and void.

14.	Adjustments. In the event of any equity restructuring (within the meaning of FASB ASC Topic 718, Compensation-Stock Compensation) that causes the per share value of Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the Committee shall make such adjustments as it deems equitable and appropriate to (i) the aggregate number and kind of Shares or other securities issued or reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to outstanding Awards, (iii) the Option Price of outstanding Options and Stock Appreciation Rights, and (iv) any maximum limitations prescribed by the Plan with respect to certain types of Awards or the grants to individuals of certain types of Awards. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) to prevent dilution or enlargement of rights of Grantees. In either case, any such adjustment shall be conclusive and binding for all purposes of the Plan. No adjustment shall be made pursuant to this Section 14 in connection with the conversion of any convertible securities of the Company, or in a manner that would cause Incentive Stock Options to violate Code Section 422(b) or cause an Award to be subject to adverse tax consequences under Code Section 409A.

15.	Fractional Shares. The Company shall not be required to issue any fractional Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

16.	Withholding Taxes. If, for any reason whatsoever, the Company or a Subsidiary becomes obligated to withhold and/or remit to any applicable tax authority (whether domestic or foreign) any amount in connection with this Plan in respect of a Grantee, then the Company or such Subsidiary shall make the necessary arrangements, as acceptable to the Company or such Subsidiary, in connection with the amount that must be withheld and/or remitted. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit.

17.	Amendments and Other Matters.

(a)	Plan Amendments. This Plan may be amended from time to time by the Board, but no such amendment shall increase any of the limitations specified in Section 4 of the Plan, other than to reflect an adjustment made in accordance with Section 14 of the Plan, or amend this Section 17(a), or modify the repricing prohibition in Section 5(d) of this Plan, without the further approval of the shareholders of the Company. The Board may condition any amendment on the approval of the shareholders of the Company if such approval is necessary or deemed advisable with respect to the applicable listing or other requirements of an applicable securities exchange or other applicable laws, policies or regulations. Shareholder approval will be required in the case of any reduction in the Option Price or extension of the term of an Award benefiting an insider of the Company. No amendment, alteration, suspension or termination of the Plan shall divest any Grantee of his or her existing rights under the Plan with respect to any Awards previously granted to such Grantee, unless mutually agreed otherwise between the Grantee and the Company, which agreement must be in writing and signed by the Grantee and the Company. Notwithstanding the foregoing, the following amendments may be made without the approval of shareholders of the Company:

(1)	Amendments of a “housekeeping” nature;

(2)	A change to vesting provisions;

(3)	A change to employment termination provisions that does not entail an extension beyond the original expiry date; and

(4)	Any other amendment that does not require shareholder approval pursuant to the rules of the Toronto Stock Exchange.

(b)	No Employment Right. This Plan shall not confer upon any Grantee any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Grantee’s employment or other service at any time.

(c)	Tax Qualification. To the extent that any provision of this Plan would prevent any Option that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan shall be null and void with respect to such Option, provided that such provision shall remain in effect with respect to other Options, and there shall be no further effect on any provision of this Plan.

(d)	Change in Control. Unless otherwise provided in an agreement evidencing an Award, the following provisions shall apply to outstanding Awards in the event of a Change in Control.

(1)

Continuation, Assumption or Replacement of Awards. In the event of a Change in Control, the surviving or successor entity (or its parent corporation) may continue, assume or replace Awards outstanding as of the date of the Change in Control (with such adjustments as may be required or permitted by the Plan), and such Awards or replacements therefore shall remain outstanding and be governed by their respective terms, subject to subsection (4) below. A surviving or successor entity may elect to continue, assume or replace only some Awards or portions of Awards. For purposes of this subsection (1), an Award shall be considered assumed or replaced if, in connection with the Change in Control and in a manner consistent with Sections 409A and 424 of the Code, either (i) the contractual obligations represented by the Award are expressly assumed by the surviving or successor entity (or its parent corporation) with appropriate adjustments to the number and type of securities subject to the Award and the exercise price thereof that preserves the intrinsic value of the Award existing at the time of the Change in Control, or (ii) the Grantee has received a comparable equity—based award that preserves the intrinsic value of the Award existing at the time of the Change in Control and provides for a vesting or exercisability schedule that is the same as or more favorable to the Grantee.

(2)	Acceleration of Awards. If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Change in Control, then (i) outstanding Options and Stock Appreciation Rights issued to the Grantee that are not yet fully exercisable shall immediately become exercisable in full and shall remain exercisable in accordance with their terms, ii) all unvested Restricted Shares, Restricted Share Units, Performance Shares and Performance Units will become immediately fully vested and non-forfeitable; and (iii) any performance objectives applicable to Awards will be deemed to have been satisfied at the “target” level of performance specified in connection with the applicable Award.

(3)	Payment for Awards. If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Change in Control, then the Committee may terminate some or all of such outstanding Awards, in whole or in part, as of the effective time of the Change in Control in exchange for payments to the holders as provided in this subsection (3). The Committee will not be required to treat all Awards similarly for purposes of this Section (3). The payment for any Award or portion thereof terminated shall be in an amount equal to the excess, if any, of (i) the fair market value (as determined in good faith by the Committee) of the consideration that would otherwise be received in the Change in Control for the number of Shares subject to the Award or portion thereof being terminated, or, if no consideration is to be received by the Company’s shareholders in the Change in Control, the Fair Market Value of such number of shares immediately prior to the effective date of the Change in Control, over (ii) the aggregate exercise price (if any) for the Shares subject to the Award or portion thereof being terminated. If there is no excess, the Award may be terminated without payment. Any payment shall be made in such form, on such terms and subject to such conditions as the Committee determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company’s shareholders in connection with the Change in Control, and may include subjecting such payments to vesting conditions comparable to those of the Award surrendered.

(4)	Termination After a Change in Control. If and to the extent that Awards are continued, assumed or replaced under the circumstances described in subsection (1), and if within two years after the Change in Control a Grantee experiences an involuntary termination of employment or other service for reasons other than Cause, or terminates his or her employment or other service for Good Reason, then (i) outstanding Options and Stock Appreciation Rights issued to the Grantee that are not yet fully exercisable shall immediately become exercisable in full and shall remain exercisable in accordance with their terms, (ii) all unvested Restricted Shares, Restricted Share Units, Performance Shares and Performance Units will become immediately fully vested and non—forfeitable; and (iii) any performance objectives applicable to Awards will be deemed to have been satisfied at the “target” level of performance specified in connection with the applicable Award.

(e)

Foreign Grantees. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, provided that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

18.	Currency. Dollar amounts set forth in the Plan are expressed in U.S. dollars.

19.	Termination. This Plan shall terminate on the tenth anniversary of the date on which this amendment and restatement is adopted by the Board, and no Award shall be granted after that date.

20.	Compliance with Applicable Laws. The granting of Awards and the issuance, purchase, and delivery of Shares shall be carried out in compliance with applicable law, including, without limitation, the rules, regulations and by—laws of the Toronto Stock Exchange, the New York Stock Exchange, the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations (including Rule 10b-5) promulgated thereunder, and the policies and regulations of applicable securities regulatory authorities. If the Committee determines in its discretion that, in order to comply with any such statutes or regulations, certain action is necessary or desirable as a condition of or in connection with the granting of an Award or the issuance or purchase or delivery of Shares under this Plan, no Award may be granted and no Shares may be issued, purchased, or delivered unless that action shall have been completed in a manner satisfactory to the Committee. It is intended that the Plan and all Awards hereunder be administered in a manner that will comply with Code Section 409A, including the final regulations and other guidance issued by the United States Secretary of the Treasury and the Internal Revenue Service with respect thereto. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code (including any transition or grandfather rules relating thereto). Notwithstanding anything in this Section to the contrary, with respect to any Award subject to Section 409A of the Code, no amendment to or payment under such Award will be made unless permitted under Section 409A of the Code and the regulations or rulings issued thereunder. Without limiting the generality of the foregoing, if any amount shall be payable with respect to any Award hereunder as a result of a Grantee’s “separation from service” at such time as the Grantee is a “specified employee” (as those terms are defined for purposes of Section 409A of the Code) and such amount is subject to the provisions of Section 409A of the Code, then no payment shall be made, except as permitted under Section 409A of the Code, prior to the first day of the seventh calendar month beginning after the Grantee’s separation from service (or the date of his or her earlier death). The Company may adopt a specified employee policy that will apply to identify the specified employees for all deferred compensation plans subject to Section 409A of the Code; otherwise, specified employees will be identified using the default standards contained in the regulations under Section 409A of the Code.

21.	Governing Law. The Plan and any Award Agreements and any and all determinations made and actions taken in connection with the Plan and Award Agreements, shall be governed by and construed in accordance with the laws of the State of Florida and the laws of the United States applicable therein.

APPENDIX C

RESOLUTION APPROVING

COTT CORPORATION SHAREHOLDER RIGHTS PLAN

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREOWNERS THAT:

1.	The shareholder rights plan (the “Rights Plan”) adopted by the board of directors of Cott Corporation subject to approval by shareowners, the full text of which is reproduced as Appendix D to the accompanying proxy statement of Cott Corporation dated March 21, 2018, be and is hereby authorized, approved and adopted as the rights plan for Cott Corporation.

2.	Any one director or officer of Cott Corporation is hereby authorized and directed for and on behalf of Cott Corporation to execute, under the seal of Cott Corporation or otherwise, and to deliver all documents and do all such other acts or things as such person determines to be necessary or desirable to give effect to this resolution, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination.

C-1

APPENDIX D

COTT CORPORATION SHAREHOLDER RIGHTS PLAN

SHAREHOLDER RIGHTS PLAN AGREEMENT

Between

COTT CORPORATION

(the “Corporation”)

- and -

COMPUTERSHARE INVESTOR SERVICES INC.

(the “Rights Agent”)

Dated as of ●, 2018

ARTICLE 1 INTERPRETATION	D-1
1.1 Certain Definitions	D-1
1.2 Currency	D-10
1.3 Number and Gender	D-10
1.4 Headings	D-10
1.5 Calculation of Beneficial Ownership of Outstanding Common Shares	D-10
1.6 Acting Jointly and in Concert	D-10
1.7 Convertible Securities	D-10

ARTICLE 2 THE RIGHTS	D-11
2.1 Issuance and Evidence of Rights	D-11
2.2 Initial Exercise Price; Exercise of Rights; Detachment of Rights	D-11
2.3 Adjustments to Exercise Price; Number of Rights	D-13
2.4 Date on Which Exercise is Effective	D-17
2.5 Execution, Authentication, Delivery and Dating of Rights Certificates	D-17
2.6 Registration, Transfer and Exchange	D-17
2.7 Mutilated, Destroyed, Lost and Stolen Rights Certificates	D-18
2.8 Persons Deemed Owners	D-18
2.9 Delivery and Cancellation of Certificates	D-19
2.10 Agreement of Rights Holders	D-19
2.11 Rights Certificate Holder not Deemed a Shareholder	D-20

ARTICLE 3 ADJUSTMENTS TO THE RIGHTS	D-20
3.1 Flip-In Event	D-20

ARTICLE 4 THE RIGHTS AGENT	D-21
4.1 General	D-21
4.2 Merger or Amalgamation or Change of Name of Rights Agent	D-22
4.3 Duties of Rights Agent	D-22
4.4 Change of Rights Agent	D-24

ARTICLE 5 MISCELLANEOUS	D-25
5.1 Redemption of Rights	D-25
5.2 Waiver of Flip-In Events	D-25
5.3 Fiduciary Duties of the Directors	D-26
5.4 Expiration	D-26
5.5 Issuance of New Rights Certificates	D-26
5.6 Supplements and Amendments	D-26
5.7 Fractional Rights and Fractional Common Shares	D-28
5.8 Rights of Action	D-28
5.9 Notice of Proposed Actions	D-28
5.10 Notices	D-28
5.11 Declaration as to Non-Canadian Holders	D-29
5.12 Costs of Enforcement	D-30
5.13 Successors	D-30
5.14 Benefits of this Agreement	D-30
5.15 Governing Law	D-30
5.16 Language	D-30
5.17 Severability	D-30
5.18 Effective Date	D-30
5.19 Reconfirmation	D-30
5.20 Determination and Actions by the Board of Directors	D-31
5.21 Time of the Essence	D-31
5.22 Execution In Counterparts	D-31

D-i

SHAREHOLDER RIGHTS PLAN AGREEMENT

SHAREHOLDER RIGHTS PLAN AGREEMENT, dated as of the • day of •, 2018 between Cott Corporation, a corporation existing under the laws of Canada (the “Corporation”) and Computershare Investor Services, Inc., a corporation existing under the laws of Canada (the “Rights Agent”, which term will include any successor Rights Agent under this Agreement);

RECITALS:

1.	The Board of Directors has determined it is advisable and in the best interests of the Corporation to adopt a shareholder rights plan agreement (the “Rights Plan”) to ensure, to the extent possible, that all shareholders of the Corporation are treated fairly in connection with any take-over offer for the Corporation.

2.	In order to implement the Rights Plan, the Board of Directors has confirmed its authorization and issuance of:

(a)	one Right (as defined below) in respect of each Common Share (as defined below) outstanding at the Record Time (as defined below), effective as at the close of business (as defined below) on the Record Date (as defined below);

(b)	one Right in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time (as defined below) and the Expiration Time (as defined below); and

(c)	the Rights Certificates (as defined below) to the holders of Rights pursuant to the terms and subject to the conditions set out in this Agreement.

3.	Each Right entitles the holder of the Right, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set out in this Agreement.

4.	The Corporation desires to appoint the Rights Agent to act on behalf of the Corporation and the holders of Rights, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates, the exercise of Rights and other matters referred to in this Agreement.

NOW THEREFORE, in consideration of the respective covenants and agreements set out in this Agreement, the parties agree as follows:

ARTICLE 1

INTERPRETATION

1.1	Certain Definitions

For purposes of this Agreement, the following terms have the meanings indicated:

(a)	“Acquiring Person” means any Person who is the Beneficial Owner of 20% or more of the outstanding Common Shares; provided, however, that the term “Acquiring Person” will not include:

(i)	the Corporation or any Subsidiary of the Corporation;

(ii)	any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of one or any combination of:

(A)	a Voting Share Reduction,

(B)	a Permitted Bid Acquisition,

(C)	an Exempt Acquisition,

(D)	a Pro Rata Acquisition, or

(E)	a Convertible Security Acquisition;

in each such case, until such time thereafter as such Person shall become the Beneficial Owner (otherwise than pursuant to any one or more of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro-Rata Acquisition, or a Convertible Security Acquisition) of additional Voting Shares constituting more than 1% of the Voting Shares then outstanding, in which event such Person shall become an Acquiring Person as of the date and time of acquisition of such additional Voting Shares;

(iii)	for a period of 10 days after the Disqualification Date (as defined below), any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of that Person becoming disqualified from relying on Section 1.1(e)(iii)(B) of the definition of Beneficial Owner solely because that Person makes or announces a current intention to make a Take-over Bid, either alone or by acting jointly or in concert with any other Person. For the purposes of this definition, “Disqualification Date” means the first date of public announcement that any Person is making or has announced an intention to make a Take-over Bid; or

(iv)	an underwriter or member of a banking or selling group that becomes the Beneficial Owner of 20% or more of the Voting Shares in connection with a distribution of securities;

(b)	“Affiliate” when used to indicate a relationship with a specified Person, means a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, that specified Person;

(c)	“Agreement” means this shareholder rights plan agreement, as amended and supplemented from time to time;

(d)	“Associate” when used to indicate a relationship with a specified Person, means any relative of that specified Person who has the same home as that specified Person, or any person to whom that specified Person is married, or any person with whom that specified Person is living in a conjugal relationship outside marriage, or any relative of that spouse or other person who has the same home as that specified Person;

(e)	A Person will be deemed the “Beneficial Owner” of, and to have “Beneficial Ownership” of, and to “Beneficially Own”:

(i)	any securities of which that Person or any of that Person’s Affiliates or Associates is the owner at law or in equity;

(ii)	any securities which that Person or any of that Person’s Affiliates or Associates has the right to acquire (where the right is exercisable within a period of 60 days, whether or not on condition or the happening of any contingency or the making of any payment) upon the exercise, conversion or exchange of any Convertible Securities or pursuant to any agreement, arrangement, pledge or understanding, including but not limited to any lock-up agreement or similar agreement, arrangement or understanding that is not a Permitted Lock-Up Agreement) whether or not in writing (other than (A) customary agreements with and between underwriters and banking or selling group members with respect to a distribution of securities and (B) pledges of securities in the ordinary course of the pledgee’s business); or

(iii)	any securities which are Beneficially Owned within the meaning of Sections 1.1(e)(i) and 1.1(e)(ii) by any other Person with whom that Person is acting jointly or in concert;

provided, however, that a Person will not be deemed the “Beneficial Owner” or to have “Beneficial Ownership” of, or to “Beneficially Own”, any security:

(A)	because that security has been deposited or tendered, or the holder of that security has agreed pursuant to a Permitted Lock-Up Agreement to deposit or tender that security,

pursuant to a Take-over Bid made by that Person or any of that Person’s Affiliates or Associates or any other person acting jointly or in concert with that Person until the deposited or tendered security is taken up or paid for, whichever occurs first;

(B)	if (1) the ordinary business of that Person (the “Investment Manager”) includes the management of mutual funds or investment funds for others and the Investment Manager holds that security in the ordinary course of such business for the account of any other Person, including non- discretionary accounts held on behalf of a client by a broker or dealer registered under applicable laws, or (2) that Person (the “Investment Trust”) is licensed to carry on the business of a trust under applicable laws and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons or in relation to other accounts and is acting in the ordinary course of those duties for the estate of the deceased or incompetent Person or for those other accounts, or (3) that Person (the “Plan Trustee”) is the administrator or trustee of one or more pension funds or plans (each, a “Plan”) registered under applicable laws or is a Plan and holds that security for the purposes of its activities as such, or (4) that Person is established by statute for purposes that include, and the ordinary business or activity of that Person (the “Statutory Body”) includes, the management of investment funds for employee benefit plans, pension plans, insurance plans of various public bodies, and holds that security for the purposes of its activities as such, or (5) that Person is a Crown agent or agency; provided, in any of the above cases, that the Investment Manager, the Investment Trust, the Plan Trustee, the Plan, the Statutory Body or the Crown agent or agency, as the case may be, is not making and has not announced a current intention to make a Take-over Bid, other than an Offer to Acquire Common Shares or other securities pursuant to a distribution by the Corporation or by means of ordinary market transactions (including prearranged trades entered into in the ordinary course of business of that Person) executed through the facilities of a stock exchange or organized over-the-counter market, alone or acting jointly or in concert with any other Person;

(C)	because that Person (1) is a client of the same Investment Manager as another Person on whose account the Investment Manager holds that security, or (2) has an account of the same Investment Trust as another Person on whose account the Investment Trust holds that security, or (3) is a Plan and has a Plan Trustee who is also a Plan Trustee for another Plan on whose account the Plan Trustee holds that security;

(D)	because that Person (1) is a client of an Investment Manager and that security is owned at law or in equity by the Investment Manager, or (2) has an account of an Investment Trust and that security is owned at law or in equity by the Investment Trust, or (3) is a Plan and that security is owned at law or in equity by the Plan Trustee; or

(E)	because that Person is the registered holder of securities as a result of carrying on the business of, or acting as a nominee of, a securities depositary agency;

(f)	“Board of Directors” means the board of directors of the Corporation from time to time;

(g)	“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in Toronto, Ontario are authorized or obligated by law to close;

(h)	“close of business” on any given date means the time on that date (or, if that date is not a Business Day, the time on the next succeeding Business Day) at which the office of the transfer agent for the Common Shares in Toronto, Ontario (or, after the Separation Time, the office of the Rights Agent in Toronto, Ontario) is closed to the public;

(i)	“Common Shares” means the common shares in the capital of the Corporation;

(j)	“Competing Permitted Bid” means a Take-over Bid that:

(i)	is made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry of that Permitted Bid or Competing Permitted Bid (in this definition, the “Prior Bid”);

(ii)	satisfies all the provisions of the definition of a Permitted Bid, other than the requirements set out in Subclauses 1.1(hh)(ii)(A) and 1.1(hh)(ii)(D) of the definition of Permitted Bid; and

(iii)	contains, and the take-up and payment for securities tendered or deposited under the Take-over Bid are subject to, irrevocable and unqualified conditions that:

(A)	no Common Shares shall be taken up or paid for pursuant to that Take-over Bid (x) prior to the close of business on a date that is not earlier than the later of the last day on which the Take-over Bid must be open for acceptance after the date of that Take-over Bid under applicable Canadian provincial securities legislation and the earliest date on which Common Shares may be taken up or paid for under any Prior Bid in existence at the date of that Take-over Bid, and (y) then only if, at the time that those Common Shares are first taken up or paid for, more than 50% of the then outstanding Common Shares held by Independent Shareholders have been deposited or tendered pursuant to that Take-over Bid and not withdrawn; and

(B)	in the event that the requirement set out in Subclause 1.1(j)(iii)(A)(y) of this definition is satisfied, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Common Shares for not less than 10 days from the date of that public announcement, provided always that a Competing Permitted Bid will cease to be a Competing Permitted Bid at any time when the bid ceases to meet any of the provisions of this definition and provided that, at that time, any acquisition of Common Shares made pursuant to the Competing Permitted Bid, including any acquisitions of Common Shares previously made, will cease to be a Permitted Bid Acquisition;

(k)	a Person is “controlled” by another Person or two or more Persons acting jointly or in concert if:

(i)	in the case of a body corporate, securities entitled to vote in the election of directors of such body corporate carrying more than 50% of the votes for the election of directors are held, directly or indirectly, by or for the benefit of the other Person or Persons and the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such body corporate; or

(ii)	in the case of a Person which is not a body corporate, more than 50% of the voting interests of such entity are held, directly or indirectly by or for the benefit of the other Person or Persons,

and “controls”, “controlling” and “under common control with” will be interpreted accordingly;

(l)	“Convertible Securities” means at any time any right to acquire Voting Shares or any securities from time to time (other than the Rights) carrying any exercise, conversion or exchange right pursuant to which the holder of the right or securities may acquire Voting Shares or other securities carrying any exercise, conversion or exchange right pursuant to which the holder may ultimately acquire Voting Shares (in each case, provided that right is then exercisable or exercisable within a period of 60 days from that time and whether or not on condition or the happening of any contingency or the making of any payment);

(m)	“Convertible Security Acquisition” means the acquisition of Voting Shares upon the exercise of Convertible Securities acquired by a Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition;

(n)	“Co-Rights Agents” have the meaning given to that term in Section 4.1(a);

(o)	“Corporations Act” means the Canada Business Corporations Act, as amended, and the regulations under that Act as now in effect and as same may from time to time be amended, re-enacted or replaced;

(p)	“Disposition Date” has the meaning given to that term in Section 5.2(c).

(q)	“Dividend Reinvestment Plan” means a dividend reinvestment or other plan of the Corporation made available by the Corporation to holders of its Common Shares where the plan permits the holder to direct that some or all of dividends paid in respect of any Common Shares of the Corporation be applied to the purchase from the Corporation of Common Shares;

(r)	“Election to Exercise” has the meaning given to that term in Section 2.2(f);

(s)	“Exempt Acquisition” means an acquisition of Voting Shares or Convertible Securities (i) in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of Section 5.2, or (ii) pursuant to a distribution of Voting Shares or Convertible Securities (and the exercise, conversion or exchange of those Convertible Securities) made by the Corporation pursuant to a prospectus or private placement provided that the Person does not acquire a greater percentage of the securities offered in the distribution than the percentage of Voting Shares Beneficially Owned by that Person immediately prior to the distribution, (iii) pursuant to an amalgamation, merger or other similar procedure requiring shareholder approval, (iv) pursuant to a distribution of Voting Shares of Convertible Securities (and the exercise of such Convertible Securities) pursuant to any equity incentive stock plan of the Corporation where the eligible participants include directors, employees (including officers) and consultants of the Corporation; provided that (A) all necessary stock exchange approvals have been obtained, (B) such plan complies with the terms and conditions of such approvals, and (C) such person does not become the Beneficial Owner of more than 25% of the Voting Shares outstanding immediately prior to the distribution, (v) pursuant to such other written agreements in respect of a Voting Share acquisition from treasury entered into by the Corporation after the date hereof, provided that the Person does not acquire a greater percentage of the securities offered in that distribution than the percentage of Voting Shares owned by that Person immediately prior to such distribution, or (vi) pursuant to the exercise of Rights;

(t)	“Exercise Price” means as of any date from and after the Separation Time, the price at which a holder may purchase the securities issuable upon exercise of one whole Right which, subject to adjustment in accordance with the terms hereof, shall be an amount equal to three times the Market Price per Voting Share determined as at the Separation Time;

(u)	“Expansion Factor” has the meaning given to that term in Section 2.3(c);

(v)	“Expiration Time” means the close of business the date of termination of this Agreement pursuant to Section 5.18 or, if this Agreement is reconfirmed pursuant to Section 5.18, the close of business on the tenth anniversary of the date hereof.

(w)	“Flip-In Event” means a transaction in or pursuant to which any Person becomes an Acquiring Person;

(x)	“holder” has the meaning given to that term in Section 2.8;

(y)	“including” means including without limitation;

(z)

“Independent Shareholders” means holders of any Common Shares, other than (i) any Acquiring Person, (ii) any Offeror (other than any Person who pursuant to Subclause 1.1(e)(iii)(B) is not deemed to Beneficially Own the Common Shares held by that Person), (iii) any Person acting jointly or in concert with an Acquiring Person or an Offeror, (iv) any Associate or Affiliate of an Acquiring Person or an Offeror, and (v) any employee benefit plan, stock purchase plan, deferred profit sharing plan and any similar plan or trust for the benefit of employees of the Corporation or its Subsidiaries unless the beneficiaries of the plan or trust direct the manner in which the Common Shares are to be voted or withheld from voting or direct whether the Common Shares are to be tendered to a Take-over Bid;

(aa)	“Market Price” of any securities on any date of determination means the average daily closing prices per security of those securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding that date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 will have caused the closing prices used to determine the Market Price on any Trading Day not to be fully comparable with the closing price on that date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day, each such closing price so used will be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in order to make it fully comparable with the closing price on the date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day. The closing price of any securities on any date will be:

(i)	the closing board lot sale price or, if that price is not available, the average of the closing bid and asked prices, for that security as reported by the principal U.S. stock exchange on which those securities are listed or admitted to trading; or

(ii)	if for any reason none of those prices is available on that day or the securities are not listed or admitted to trading on a U.S. stock exchange, the last sale price or, if that price is not available, the average of the closing bid and asked prices, for that security as reported by any other securities exchange on which those securities are listed or admitted to trading, or

(iii)	if for any reason none of those prices is available on that day or the securities are not listed or admitted to trading on a U.S. stock exchange or other securities exchange, the last sale price, or if no sale takes place on such day, the average of the high bid and low asked prices for each such security in the over-the-counter market, as quoted by any reporting system then in use, or

(iv)	if for any reason none of those prices is available on that day or the securities are not listed or admitted to trading on a U.S. stock exchange or other securities exchange and the securities are not quoted by any reporting system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities;

provided, however, that if on any such date none of those prices is available, the closing price of those securities on that date means the fair value per security of those securities on that date as determined in good faith by a nationally or internationally recognized investment dealer or investment banker. The Market Price will be expressed in U.S. dollars;

(bb)	“NI 62-104” means National Instrument 62-104 – Take-Over Bids and Issuer Bids, as same may from time to time be amended, re-enacted or replaced;

(cc)	“Nominee” has the meaning given to that term in Section 2.2(d);

(dd)	“Offer to Acquire” includes:

(i)	an offer to purchase, a public announcement of an intention to make an offer to purchase, or a solicitation of an offer to sell, Voting Shares or Convertible Securities, and

(ii)	an acceptance of an offer to sell Voting Shares or Convertible Securities, whether or not that offer to sell has been solicited,

or any combination, and the Person accepting an offer to sell will be deemed to be making an Offer to Acquire to the Person that made the offer to sell;

(ee)	“Offeror” means a Person who has announced a current intention to make or who is making a Take-over Bid, other than a person who has completed a Permitted Bid, a Competing Permitted Bid or an Exempt Acquisition;

(ff)	“Offeror’s Securities” means Voting Shares Beneficially Owned by an Offeror on the date of the Offer to Acquire;

(gg)	“Permitted Bid” means a Take-over Bid which is made by an Offeror by means of a take-over bid circular and which also complies with the following additional provisions:

(i)	the Take-over Bid is made to all holders of Voting Shares, other than the Offeror, as registered on the books of the Corporation; and

(ii)	the Take-over Bid shall contain, and the take-up and payment for securities tendered or deposited under the Take-over Bid shall be subject to, irrevocable and unqualified conditions that:

(A)	no Voting Shares shall be taken up or paid for pursuant to the Take-over Bid (x) prior to the close of business on a date which is not earlier than 105 days following the date the take-over bid circular is sent to shareholders of the Corporation and (y) then only if, at the close of business on the date Voting Shares are first taken up or paid for under the Take-over Bid, more than 50% of the then outstanding Voting Shares held by Independent Shareholders have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

(B)	Voting Shares may be deposited pursuant to the Take-over Bid, unless the Take-over Bid is withdrawn, at any time prior to the close of business on the date Voting Shares are first taken up or paid for under the Take-over Bid;

(C)	any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn until taken up and paid for; and

(D)	in the event that the requirement set out in Subclause 1.1(hh)(ii)(A)(y) of this definition is satisfied, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tender of Voting Shares for not less than 10 days from the date of that public announcement;

provided always that a Permitted Bid will cease to be a Permitted Bid at any time when the bid ceases to meet any of the provisions of this definition and provided that, at that time, any acquisition of Voting Shares made pursuant to the Permitted Bid, including any acquisition of Voting Shares previously made, will cease to be a Permitted Bid Acquisition;

(hh)	“Permitted Bid Acquisition” means an acquisition of Voting Shares made pursuant to a Permitted Bid or a Competing Permitted Bid;

(ii)	“Permitted Lock-Up Agreement” means an agreement between a Person and one or more holders of Voting Shares or Convertible Securities (each a “Locked-up Person”) the terms of which are publicly disclosed and a copy of which is made available to the public (including the Corporation) not later than (i) the date the Lock-up Bid (as defined below) is publicly announced or (ii) if the Lock-up Bid has been made prior to the date on which such agreement is entered into, forthwith and in any event not later than the date following the date of such agreement, pursuant to which each Locked-up Person agrees to deposit or tender Voting Shares or Convertible Securities to a Take-over Bid (the “Lock-up Bid”) to be made or made by such Person or any of such Person’s Affiliates or Associates or any other Person referred to in Clause (iii) of the definition of Beneficial Owner and which agreement provides:

(i)	that any agreement to deposit or tender to, or to not withdraw Voting Shares, Convertible Securities and/or other securities agreed to be deposited or tendered from, the Lock-up Bid is terminable at the option of the Locked-up Person in order to permit the Locked-up Person to tender or deposit such Voting Shares, Convertible Securities and/or other securities agreed to be deposited or tendered to another Take- over Bid or support another transaction where the price or value per Voting Share, Convertible Security (and/or other security) offered under such other Take-over Bid or transaction is higher than the price or value per Voting Share, Convertible Security (and/or other security) offered or proposed to be offered under the Lock-up Bid and, for greater certainty, the agreement may contain a right of first refusal or require a period of delay to give such Person an opportunity to at least match a higher price or value in another Take-over Bid or transaction or other similar limitation on a Locked-up Person’s right to withdraw Voting Shares, Convertible Securities (and/or other securities) from the agreement, so long as the limitation does not preclude the exercise by the Locked-up Person of the right to withdraw Voting Shares, Convertible Securities (and/or other securities) during the period of the other Take-over Bid or transaction; and

(ii)	no “break-up” fees, “top-up” fees, penalties, expenses or other amounts that exceed in the aggregate the greater of:

(A)	the cash equivalent of 2.5% of the price or value payable under the Lock-up Bid to a Locked-up Person; and

(B)	50% of the amount by which the price or value payable under another Take-over Bid or transaction to a Locked-up Person exceeds the price or value of the consideration that such Locked-up Person would have received under the Lock-up Bid;

shall be payable by a Locked-up Person pursuant to the agreement in the event a Locked-up Person fails to deposit or tender Common Shares (and/or other securities) to the Lock-up Bid or withdraw Common Shares (and/or other securities) previously tendered thereto in order to tender to another Takeover Bid or support another transaction;

(jj)	“Person” means an individual, body corporate, trust, partnership, limited liability company, unlimited liability company, syndicate or other form of unincorporated association, government and its agencies or instrumentalities, entity or group whether or not having legal personality and any of the foregoing acting in any derivative, representative or fiduciary capacity;

(kk)	“Pro Rata Acquisition” means an acquisition by a Person of Voting Shares or Convertible Securities:

(i)	as a result of a stock dividend, a stock split or other event pursuant to which the Person receives or acquires Voting Shares or Convertible Securities on the same pro rata basis as all other holders of Voting Shares, or

(ii)	pursuant to the receipt and/or exercise of rights (other than the Rights) issued by the Corporation to all of the holders of Common Shares on a pro rata basis to subscribe for or purchase Common Shares or Convertible Securities, provided that the Person does not acquire a greater percentage of the securities issuable on exercise of those rights than the percentage of Common Shares Beneficially Owned by that Person immediately prior to the commencement of the offering of rights and that those rights are acquired directly from the Corporation and not from any other Person;

(ll)	“Record Date” means •, 2018;

(mm)	“Record Time” means the close of business on the Record Date;

(nn)	“Redemption Price” has the meaning given to that term in Section 5.1(a);

(oo)	“Resident Agent” has the meaning given to that term in Section 5.10.

(pp)	“Right” means a right to purchase one Common Share, subject to adjustment as set out in this Agreement, upon the terms and subject to the conditions set out in this Agreement;

(qq)	“Rights Certificate” has the meaning given to that term in Section 2.2(d)(i);

(rr)	“Rights Plan” has the meaning given in the first recital hereto;

(ss)	“Rights Register” has the meaning given to that term in Section 2.6(a);

(tt)	“Rights Registrar” has the meaning given to that term in Section 2.6(a);

(uu)	“Rule 62-504” means Ontario Securities Commission Policy 62-504 – Take-Over Bids and Issuer Bids, as same may from time to time be amended, re-enacted or replaced;

(vv)	“Securities Act” means the Securities Act (Ontario), as amended, and the rules and regulations under that Act as now in effect and as same may from time to time be amended, re-enacted or replaced;

(ww)	“Separation Time” means the close of business on the tenth Trading Day after the earlier of:

(i)	the Voting Share Acquisition Date;

(ii)	the date of the commencement of, or first public announcement of the intent of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence, a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid), provided that, if any Take-over Bid referred to in this Clause (ii) of this definition expires, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, the Take-over Bid will be deemed, for the purposes of this definition, never to have been made; and

(iii)	two days following the date upon which a Permitted Bid or Competing Permitted Bid ceases to be a Permitted Bid or Competing Permitted Bid, as the case may be,

or any later Business Day as may be determined at any time or from time to time by the Board of Directors;

(xx)	“Subsidiary” means a Person which in relation to another Person:

(i)	is controlled by (A) that other, or (B) that other and one or more Persons, each of which is controlled by that other, or (C) two or more Persons, each of which is controlled by that other, or

(ii)	is a Subsidiary of a Person that is that other’s Subsidiary;

(yy)	“Take-over Bid” means an Offer to Acquire Voting Shares or Convertible Securities, where the Voting Shares subject to the Offer to Acquire, together with the Voting Shares underlying the Convertible Securities subject to the Offer to Acquire, together with the Offeror’s Securities, constitute in the aggregate 20% or more of the outstanding Voting Shares at the date of the Offer to Acquire;

(zz)	“Trading Day”, when used with respect to any securities, means a day on which the principal U.S. securities exchange on which those securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any U.S. securities exchange, a Business Day;

(aaa)	“Voting Share Acquisition Date” means the date of a public announcement (which, for purposes of this definition, will include the filing of a report pursuant to the Securities Act, Rule 62-504, NI 62-104 or any other applicable securities laws) by the Corporation or an Acquiring Person of facts indicating that a Person has become an Acquiring Person;

(bbb)	“Voting Share Reduction” means an acquisition or redemption by the Corporation of Voting Shares which, by reducing the number of Voting Shares outstanding, increases the proportionate number of Voting Shares Beneficially Owned by any person to 20% or more of the Voting Shares then outstanding; and

(ccc)	“Voting Shares” means, collectively, the Common Shares and any other shares entitled to vote generally for the election of directors of the Corporation.

1.2	Currency

All sums of money which are referred to in this Agreement are expressed in lawful money of the United States of America, unless otherwise specified.

1.3	Number and Gender

Wherever the context so requires, terms used herein importing the singular number only shall include the plural and vice versa and words importing any one gender shall include all others.

1.4	Headings

The division of this Agreement into articles, sections, clauses and subclauses and the insertion of headings, subheadings and a table of contents are for convenience of reference only and will not affect the construction or interpretation of this Agreement. All references to Articles, Sections, Subsections, Clauses, Subclauses and Exhibits are to the articles, sections, subsections, clauses, subclauses and exhibits forming part of this Agreement. The words “hereto”, “herein”, “hereof”, “hereunder”, “this Agreement” and similar expressions refer to this Agreement including the Exhibits, as the same may be amended, modified or supplemented from time to time.

1.5	Calculation of Beneficial Ownership of Outstanding Common Shares

For purposes of this Agreement, the percentage of Common Shares Beneficially Owned by any Person, will be and be deemed to be the product (expressed as a percentage) determined by the formula:

100 x A/B

where:

A=	the number of votes for the election of all directors generally attaching to the Common Shares Beneficially Owned by that Person; and

B=	the number of votes for the election of all directors generally attaching to all outstanding Common Shares.

Where any Person is deemed to Beneficially Own unissued Common Shares, those Common Shares will be deemed for purposes of both “A” and “B” to be outstanding for the purpose of calculating the percentage of Common Shares Beneficially Owned by that Person.

1.6	Acting Jointly and in Concert

For the purposes of this Agreement, a Person is acting jointly or in concert with every Person who is a party to an agreement, commitment or understanding, whether formal or informal, with the first Person to acquire or offer to acquire Common Shares or Convertible Securities (other than customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities or pursuant to a pledge of securities in the ordinary course of the pledgee’s business).

1.7	Convertible Securities

For purposes of this Agreement, each Common Share that is issued in conjunction with a Convertible Security that, when converted, is intended to be economically equivalent to a Common Share and that is not transferable except in conjunction with a Convertible Security will be treated as a single Common Share with that Convertible Security and only one Right will be issued in respect of that Common Share and Convertible Security and that Common Share and Convertible Security will only be counted once in any determination involving a number of Common Shares.

ARTICLE 2

THE RIGHTS

2.1	Issuance and Evidence of Rights

(a)	One Right in respect of each Common Share outstanding at the Record Time and each Common Share which may be issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time will be issued in accordance with the terms of this Agreement. Notwithstanding the foregoing, one Right in respect of each Common Share issued after the Record Time upon the exercise of rights pursuant to Convertible Securities outstanding at the Voting Share Acquisition Date may be issued after the Separation Time but prior to the Expiration Time.

(b)	Certificates representing Common Shares issued after the Record Time but prior to the earlier of the Separation Time and the Expiration Time will evidence one Right for each Common Share represented by that certificate and will have impressed on, printed on, written on or otherwise affixed to them the following legend:

Until the Separation Time (defined in the Rights Agreement referred to below), this certificate also evidences rights of the holder described in a Shareholder Rights Plan Agreement dated as of ●, 2018, as may be amended or supplemented from time to time (the “Rights Agreement”), as that agreement may be amended or modified, between Cott Corporation (the “Corporation”) and Computershare Investor Services Inc. as Rights Agent, the terms of which are incorporated in this certificate by reference and a copy of which is on file at the principal executive offices of the Corporation. In certain circumstances set out in the Rights Agreement, the rights may be redeemed, may expire, may become void or may become exercisable and will thereafter be evidenced by separate certificates and no longer evidenced by this certificate. The Corporation will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge as soon as practicable after the receipt of a written request for that agreement.

(c)	Certificates representing Common Shares that are issued and outstanding at the Record Time will evidence one Right for each Common Share evidenced by those certificates, notwithstanding the absence of the foregoing legend until the earlier of the Separation Time and Expiration Time.

2.2	Initial Exercise Price; Exercise of Rights; Detachment of Rights

(a)	Subject to adjustment as set out in this Agreement, each Right will entitle the holder, after the Separation Time and prior to the Expiration Time, to purchase one Common Share for the Exercise Price.

(b)	Until the Separation Time,

(i)	the Rights will not be exercisable and no Right may be exercised; and

(ii)	each Right will be evidenced by the certificate for the associated Common Share registered in the name of the holder and will be transferable only together with, and will be transferred by a transfer of, that associated Common Share.

(c)	From and after the Separation Time and prior to the Expiration Time,

(i)	the Rights will be exercisable, and

(ii)	the registration and transfer of the Rights will be separate from and independent of Common Shares.

(d)	Promptly following the Separation Time, the Corporation will prepare and the Rights Agent will mail to each holder of record of Common Shares as of the Separation Time or who subsequently becomes a holder of record of Common Shares upon the exercise of rights attaching to Convertible Securities outstanding at the Voting Share Acquisition Date (other than an Acquiring Person and any holder of record of Rights which are Beneficially Owned by that Acquiring Person (a “Nominee”)), at the holder’s address as shown by the records of the Corporation (the Corporation agreeing to furnish copies of those records to the Rights Agent for this purpose),

(i)	a certificate representing the Rights in substantially the form of Exhibit A or such other form as the Corporation and the Rights Agent may agree appropriately completed (a “Rights Certificate”), representing the number of Rights held by the holder at the Separation Time and having marks of identification or designation and legends, summaries or endorsements printed on the certificate as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule, regulation or judicial or administrative order or with any rule or regulation made pursuant thereto or with any rule or regulation of any self-regulatory organization, stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage; and

(ii)	a disclosure statement describing the Rights.

For greater certainty, a Nominee will be sent the materials provided for in (i) and (ii) in respect of all Common Shares held of record by it which are not Beneficially Owned by an Acquiring Person.

(e)	In order for the Corporation to determine whether any Person is holding Common Shares which are Beneficially Owned by another Person, the Corporation may require the first mentioned Person to furnish all information and documentation as the Corporation deems necessary.

(f)	Rights may be exercised in whole or in part on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent:

(i)	the Rights Certificate evidencing those Rights;

(ii)	an election to exercise those Rights (an “Election to Exercise”) substantially in the form attached to the Rights Certificate duly completed and executed by the holder or his executors or administrators or other personal representatives or his or their legal attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

(iii)	payment by certified cheque, banker’s draft or money order payable to the order of the Rights Agent, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

(g)	Upon receipt of a Rights Certificate, which is accompanied by (i) a completed Election to Exercise executed in accordance with Section 2.2(f)(ii) that does not indicate that the Right is null and void as provided by Section 3.1(b) and (ii) payment as set out in Section 2.2(f)(iii), the Rights Agent (unless otherwise instructed by the Corporation in the event that the Corporation is of the opinion that the Rights cannot be exercised in accordance with this Agreement) will then promptly:

(i)	requisition from the transfer agent for the Common Shares certificates representing the number of Common Shares to be purchased (the Corporation hereby irrevocably authorizes its transfer agent to comply with all of those requisitions);

(ii)	when appropriate, requisition from the Corporation the amount of cash to be paid in lieu of issuing fractional Common Shares;

(iii)	after receipt of those Common Share certificates, deliver them to or upon the order of the registered holder of the Rights Certificate, registered in any name or names as may be designated by the holder;

(iv)	when appropriate, after receipt, deliver the payment referred to in Section 2.2(g)(ii) to or to the order of the registered holder of the Rights Certificate; and

(v)	tender to the Corporation all payments received on exercise of the Rights.

(h)	In case the holder of any Rights exercises less than all the Rights evidenced by that holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised (subject to the provisions of Section 5.6(a)) will be issued by the Rights Agent to the holder or to the holder’s duly authorized assigns.

(i)	The Corporation covenants and agrees that it will:

(i)	take all action as may be necessary and within its power to ensure that all securities delivered upon the exercise of Rights will, at the time of delivery of the certificates for those securities (subject to payment of the Exercise Price), be duly and validly authorized and issued as fully paid and non-assessable;

(ii)	take all action as may be necessary and within its power to ensure compliance with the provisions of Section 3.1 including all action necessary to comply with the requirements of the Corporations Act, the Securities Act and any other applicable law, rule or regulation, applicable to the issuance and delivery of the Rights Certificates and the issuance of any securities upon exercise of Rights;

(iii)	use reasonable efforts to cause all securities issued upon the exercise of Rights to be listed upon issuance on the stock exchanges on which the Common Shares were traded immediately prior to the Voting Share Acquisition Date;

(iv)	pay when due and payable, if applicable, any and all Canadian and, if applicable, United States, federal, provincial, municipal and state transfer taxes and charges (not including any income or capital taxes of the holder or exercising holder or any liability of the Corporation to withhold tax) which may be payable in respect of the original issuance or delivery of the Rights Certificates or certificates for Common Shares to be issued upon exercise of any Rights, provided that the Corporation will not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for securities in a name other than that of the holder of the Rights being transferred or exercised;

(v)	cause to be reserved and kept available out of its authorized Common Shares the number of Common Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding Rights; and

(vi)	after the Separation Time, except as permitted by Section 5.1, not take (or permit any Subsidiary to take) any action if at the time the action is taken it is reasonably foreseeable that the action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

2.3	Adjustments to Exercise Price; Number of Rights

(a)	The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

(b)	In the event the Corporation will at any time after the Record Date and prior to the Expiration Time,

(i)	make or declare a stock dividend on its Common Shares payable in Common Shares (or other securities exercisable or exchangeable for or convertible into or giving a right to acquire Common Shares or other securities of the Corporation) other than pursuant to any Dividend Reinvestment Plan;

(ii)	subdivide or change the outstanding Common Shares into a greater number of Common Shares;

(iii)	consolidate or change the outstanding Common Shares into a smaller number of Common Shares; or

(iv)	issue any Common Shares (or other securities exercisable or exchangeable for or convertible into or giving a right to acquire Common Shares or other securities of the Corporation) in respect of, in lieu of or in exchange for existing Common Shares except as otherwise provided in this Section 2.3, the Exercise Price and the number of Rights outstanding, or, if the payment or effective date will occur after the Separation Time, the securities purchasable upon exercise of Rights, will be adjusted as of the payment or effective date in respect of that event in the manner set out below.

(c)	If the Exercise Price and number of Rights outstanding are to be adjusted:

(i)	the Exercise Price in effect after the adjustment will be equal to the Exercise Price in effect immediately prior to the adjustment divided by the number of Common Shares (the “Expansion Factor”) that a holder of one Common Share immediately prior to that stock dividend, subdivision, change, combination or issuance would hold after as a result of that stock dividend, subdivision, change, combination or issuance; and

(ii)	each Right held prior to the adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the Common Shares issued in respect of the stock dividend, subdivision, change, combination or issuance, so that each such Common Share will have exactly one Right associated with it in effect following the payment or effective date of the event referred to in Sections 2.3(b)(i), 2.3(b)(ii), 2.3(b)(iii) or 2.3(b)(iv), as the case may be.

If the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after the adjustment will be the securities that a holder of the securities purchasable upon exercise of one Right immediately prior to the stock dividend, subdivision, change, combination or issuance would hold after as a result of that stock dividend, subdivision, change, combination or issuance. If after the Record Time and prior to the Expiration Time, the Corporation issues any securities of the Corporation other than Common Shares in a transaction of a type described in Sections 2.3(b)(i) or 2.3(b)(iv), those securities will be treated in this Agreement as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Corporation and the Rights Agent agree to amend this Agreement in order to give effect to that treatment.

(d)

In the event the Corporation at any time after the Record Time and prior to the Separation Time fixes a record date for the issuance of rights, options or warrants to all or substantially all holders of Common Shares entitling them (for a period expiring within 45 calendar days after that record date) to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase Common Shares) at a price per Common Share (or, if a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares having a conversion, exchange or exercise price, including the price required to be paid to purchase the convertible or exchangeable security or right per Common Share) less than 90% of the Market

Price per Common Share on the record date, the Exercise Price to be in effect after the record date will be determined by multiplying the Exercise Price in effect immediately prior to the record date by a fraction, the numerator of which will be the number of Common Shares outstanding on the record date, plus the number of Common Shares that the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered, including the price required to be paid to purchase such convertible or exchangeable securities or rights) would purchase at the Market Price per Common Share, and the denominator of which will be the number of Common Shares outstanding on the record date, plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable).

(e)	In case a subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of that consideration will be as determined in good faith by the Board of Directors, whose determination will be described in a statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of the Rights. The adjustment will be made successively whenever such a record date is fixed, and in the event that the rights or warrants are not so issued or if issued, are not exercised prior to their expiration, the Exercise Price will be readjusted to be the Exercise Price which would then be in effect if the record date had not been fixed, or to the Exercise Price which would be in effect based on the number of Common Shares (or securities convertible into or exchangeable or exercisable for Common Shares) actually issued upon the exercise of those rights, options or warrants, as the case may be.

(f)	For purposes of this Agreement, the granting of the right to purchase Common Shares (whether from treasury or otherwise) pursuant to any Dividend Reinvestment Plan (so long as that right to purchase is in no case evidenced by the delivery of rights or warrants) will be deemed not to constitute an issue of rights, options or warrants by the Corporation; provided, however, that, in all cases, the right to purchase Common Shares is at a price per Common Share of not less than 90% of the current Market Price per Common Share (determined as provided in those plans) of the Common Shares.

(g)	In the event the Corporation at any time after the Record Time and prior to the Separation Time fixes a record date for a distribution to all holders of Common Shares of evidences of indebtedness, assets (other than cash and other than a regular periodic cash dividend or a dividend paid in Common Shares on the liquidation of the Corporation), rights, options or warrants (excluding those referred to in Section 2.3(d)), the Exercise Price to be in effect after that record date will be determined by multiplying the Exercise Price in effect immediately prior to that record date by a fraction, the numerator of which will be the Market Price per Common Share on the record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination will be described in a statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of Rights), on a per Common Share basis, of the portion of the assets, evidences of indebtedness, rights, options or warrants so to be distributed and the denominator of which will be the Market Price per Common Share. Those adjustments will be made successively whenever such a record date is fixed, and in the event that the distribution is not so made, the Exercise Price will be adjusted to be the Exercise Price which would have been in effect if the record date had not been fixed.

(h)	Notwithstanding anything in this Agreement to the contrary, no adjustment in the Exercise Price will be required unless the adjustment would require an increase or decrease of at least one percent in the Exercise Price; provided, however, that any adjustments which by reason of this Section 2.3(h) are not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2.3 will be made to the nearest cent or to the nearest ten-thousandth of a Common Share. Notwithstanding the first sentence of this Section 2.3(h), any adjustment required by this Section 2.3 will be made no later than the earlier of (i) three years from the date of the transaction which mandates the adjustment or (ii) the Expiration Date.

(i)	In the event the Corporation at any time after the Record Time and prior to the Separation Time issues any securities of the Corporation (other than the Common Shares), or rights, options or warrants to subscribe for or purchase any securities of the Corporation, or securities convertible into or exchangeable for any securities of the Corporation, in a transaction referred to in Section 2.3(b)(i) or 2.3(b)(iv) above, if the Board of Directors acting in good faith determines that the adjustments contemplated by Sections 2.3(b), (d) and (g) above in connection with the transaction will not appropriately protect the interests of the holders of Rights, the Board of Directors may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding Sections 2.3(b), (d) and (g) above, that adjustment, rather than the adjustments contemplated by Sections 2.3(b), (d) and (g) above, will be made. Subject to Section 5.5 and subject to the approval of each stock exchange on which the Common Shares are listed for trading at the relevant time, the Corporation will amend this Agreement as appropriate to provide for that adjustment.

(j)	Each Right originally issued by the Corporation subsequent to any adjustment made to the Exercise Price under this Agreement will evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time under this Agreement upon exercise of a Right immediately prior to that issue, all subject to further adjustment as provided in this Agreement.

(k)	Irrespective of any adjustment or change in the Exercise Price or the number of Common Shares issuable upon the exercise of the Rights, the Rights Certificates issued before or after any such adjustment or change may continue to express the Exercise Price per Common Share and the number of Common Shares which were expressed in the initial Rights Certificates issued under this Agreement.

(l)	In any case in which this Section 2.3 requires that any adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of that event the issuance to the holder of any Right exercised after that record date the number of Common Shares and other securities of the Corporation, if any, issuable upon that exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon that exercise on the basis of the Exercise Price in effect prior to the adjustment; provided, however, that the Corporation delivers to that holder an appropriate instrument evidencing that holder’s right to receive those additional Common Shares (fractional or otherwise) or securities upon the occurrence of the event requiring the adjustment.

(m)	Notwithstanding anything in this Section 2.3 to the contrary, the Corporation will be entitled to make those reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that in their good faith judgment the Board of Directors determines to be advisable in order that any:

(i)	consolidation or subdivision of the Common Shares,

(ii)	issuance (wholly or in part for cash) of Common Shares or securities that by their terms are convertible into or exchangeable for Common Shares,

(iii)	Common Share dividends, or

(iv)	issuance of rights, options or warrants referred to in this Section 2.3,

subsequently made by the Corporation to holders of its Common Shares, will not be taxable to the shareholders.

(n)	Whenever an adjustment to the Exercise Price or a change in the securities purchasable upon exercise of the Rights is made at any time after the Separation Time pursuant to this Section 2.3, the Corporation shall promptly:

(i)	file with the Rights Agent and with the transfer agent for the Common Shares a certificate specifying the particulars of such adjustment or change; and

(ii)	cause notice of the particulars of such adjustment or change to be given to the holders of the Rights; provided that failure to file such certificate or cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of any such adjustment or change.

2.4	Date on Which Exercise is Effective

Each Person in whose name any certificate for Common Shares or other securities, if applicable, is issued upon the exercise of Rights will for all purposes be deemed to have become the holder of record of the Common Shares or other securities, if applicable, represented by the certificate on, and the certificate will be dated, the date upon which the Rights Certificate evidencing those Rights was duly surrendered in accordance with Section 2.2(f) (together with a duly completed Election to Exercise) and payment of the Exercise Price for those Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder under this Agreement) was made; provided, however, that if the date of the surrender and payment is a date upon which the Common Share transfer books of the Corporation are closed, that Person will be deemed to have become the holder of record of those Common Shares on, and the certificate will be dated, the next succeeding Business Day on which the Common Share transfer books of the Corporation are open.

2.5	Execution, Authentication, Delivery and Dating of Rights Certificates

(a)	The Rights Certificates will be executed on behalf of the Corporation by any of the Chief Executive Officer, Chief Financial Officer or Corporate Secretary. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation will bind the Corporation, notwithstanding that those individuals or any of them have ceased to be officers of the Corporation either before or after the countersignature and delivery of those Rights Certificates.

(b)	Promptly after the Corporation learns of the Separation Time, the Corporation will notify the Rights Agent of the Separation Time and will deliver (i) the disclosure statement referred to in Section 2.2(d)(ii) and (ii) Rights Certificates executed by the Corporation to the Rights Agent for countersignature, and the Rights Agent will countersign those Rights Certificates (manually or by facsimile signature in a manner satisfactory to the Corporation) and send the disclosure statement and those Rights Certificates to the holders of the Rights pursuant to Section 2.2(d). No Rights Certificate will be valid for any purpose until countersigned by the Rights Agent as set out above.

(c)	Each Rights Certificate will be dated the date of countersignature of the certificate.

2.6	Registration, Transfer and Exchange

(a)	After the Separation Time, the Corporation will cause to be kept a register (the “Rights Register”) in which, subject to all reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed registrar for the Rights (the “Rights Registrar”) for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as provided in this Agreement and the Rights Agent hereby accepts that appointment. In the event that the Rights Agent ceases to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

(b)	After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Section 2.6(d), the

Corporation will execute, and the Rights Agent will countersign, register and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates surrendered.

(c)	All Rights issued upon any registration of transfer or exchange of Rights Certificates will be the valid obligations of the Corporation, and those Rights will be entitled to the same benefits under this Agreement as the Rights surrendered upon the registration of transfer or exchange.

(d)	Every Rights Certificate surrendered for registration of transfer or exchange will be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder or that holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation to the transfer or exchange and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected to the transfer or exchange.

2.7	Mutilated, Destroyed, Lost and Stolen Rights Certificates

(a)	If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation will execute and the Rights Agent will countersign and deliver in exchange for that certificate a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate surrendered.

(b)	If there is delivered to the Corporation and the Rights Agent prior to the Expiration Time,

(i)	evidence to their reasonable satisfaction of the destruction, loss or theft of any Rights Certificate; and

(ii)	a surety bond as may be reasonably required by them to save each of them and any of their agents harmless,

then, in the absence of notice to the Corporation or the Rights Agent that the Rights Certificate has been acquired by a bona fide purchaser, the Corporation will execute and, upon the Corporation’s request, the Rights Agent will countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate destroyed, lost or stolen.

(c)	As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation to the issuance and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected with the issuance.

(d)	Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate will evidence the contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate will be at any time enforceable by anyone, and will be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued under this Agreement.

2.8	Persons Deemed Owners

Prior to due presentation of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner of the certificate and of the Rights evidenced by the certificate for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term “holder” of any Rights will mean the registered holder of those Rights (or, prior to the Separation Time, the associated Common Share).

2.9	Delivery and Cancellation of Certificates

All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange will, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, will be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered under this Agreement which the Corporation may have acquired in any manner, and all Rights Certificates so delivered will be promptly cancelled by the Rights Agent. No Rights Certificate will be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement. The Rights Agent will, subject to applicable laws, destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation on request.

2.10	Agreement of Rights Holders

Every holder of Rights, by accepting the Rights, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights:

(a)	to be bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms of this Agreement, in respect of all Rights held;

(b)	that prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share certificate representing the Right;

(c)	that after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided in this Agreement;

(d)	that prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner of the certificate and of the Rights evidenced by the certificate (notwithstanding any notations of ownership or writing on the Rights Certificate or the associated Common Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent will be affected by any notice to the contrary;

(e)	that such holder of Rights has waived its right to receive any fractional Common Shares or other securities upon exercise of a Right (except as provided in this Agreement and as may be permitted by the constating documents of the Corporation);

(f)	that, subject to the provisions of Section 5.5, without the approval of any holder of Rights or Common Shares and upon the sole authority of the Board of Directors, acting in good faith, this Agreement may be supplemented or amended from time to time as provided in this Agreement; and

(g)	that notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

2.11	Rights Certificate Holder not Deemed a Shareholder

No holder, as such, of any Rights or Rights Certificate will be entitled to vote, receive dividends or be deemed for any purpose whatsoever the holder of any Common Share or any other security of the Corporation which may at any time be issuable on the exercise of the Rights represented by the certificate, nor will anything contained in this Agreement or in any Rights Certificate be construed or deemed or confer upon the holder of any Rights or Rights Certificate, as such, any of the rights, titles, benefits or privileges of a holder of Common Shares or any other securities of the Corporation or any right to vote at any meeting of shareholders of the Corporation whether for the election of directors or otherwise or upon any matter submitted to holders of Common Shares of the Corporation, or to give or withhold consent to any action of the Corporation, or to receive notice of any meeting or other action affecting any holder of Common Shares or any other securities of the Corporation except as expressly provided in this Agreement, or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by Rights Certificates have been duly exercised in accordance with the terms and provisions of this Agreement.

ARTICLE 3

ADJUSTMENTS TO THE RIGHTS

3.1	Flip-In Event

(a)	Subject to Section 3.1(b), Section 5.1 and Section 5.2, in the event that prior to the Expiration Time a Flip-In Event occurs, each Right will constitute, effective on the close of business on the tenth Trading Day after the Voting Share Acquisition Date (or such longer period as may be required to satisfy the requirements of the Securities Act and any comparable legislation of any other applicable jurisdiction), the right to purchase from the Corporation, upon payment of the Exercise Price and otherwise exercising such Right in accordance with the terms of this Agreement, that number of Common Shares having an aggregate Market Price on the date of such Flip-In Event equal to twice the relevant Exercise Price for an amount in cash equal to the relevant Exercise Price (such Right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3, if after the occurrence of such Flip-In Event, an event of a type analogous to any of the events described in Section 2.3 will have occurred).

(b)	Notwithstanding the foregoing or any other provisions of this Agreement, upon the occurrence of any Flip-In Event, any Rights that are Beneficially Owned on or after the earlier of the Separation Time and the Voting Share Acquisition Date by:

(i)	an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person); or

(ii)	a transferee of Rights, directly or indirectly, from an Acquiring Person (or of any Affiliate or Associate of an Acquiring Person or of any Person acting jointly or in concert with an Acquiring Person or any Associate or Affiliate of an Acquiring Person) in a transfer made after the Record Date, whether or not for consideration, that the Board of Directors acting in good faith have determined is part of a plan, arrangement or scheme of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person or of any Person acting jointly or in concert with an Acquiring Person or an Associate or Affiliate of an Acquiring Person) that has the purpose or effect of avoiding Section 3.1(b)(i), will become void, and any holder of such Rights (including transferees) will thereafter have no right to exercise such Rights under any provision of this Agreement and further will thereafter not have any other rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise.

(c)	Any Rights Certificate that represents Rights Beneficially Owned by a Person described in Section 3.1(b)(i) or 3.1(b)(ii) or transferred to any nominee of any such Person, and any Rights Certificate issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, will contain the following legend:

The Rights represented by this Rights Certificate were Beneficially Owned by a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Shareholder Rights Plan Agreement) or who was acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person. This Rights Certificate and the Rights represented by this Agreement are void or will become void in the circumstances specified in Section 3.1(b) of the Shareholder Rights Plan Agreement.

provided that the Rights Agent will not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but will impose such legend only if instructed to do so by the Corporation in writing or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not a Person described in such legend.

ARTICLE 4

THE RIGHTS AGENT

4.1	General

(a)	The Corporation by this Agreement appoints the Rights Agent to act as agent for the Corporation in accordance with the terms and conditions of this Agreement, and the Rights Agent by this Agreement accepts such appointment. The Corporation may from time to time appoint such co-Rights Agents (“Co-Rights Agents”) as it may deem necessary or desirable, subject to the approval of the Rights Agent. In the event the Corporation appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and Co-Rights Agents will be as the Corporation may determine with the approval of the Rights Agent and the Co- Rights Agent. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it under this Agreement and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties under this Agreement (including the fees and disbursements of any expert or advisor retained by the Rights Agent with the approval of the Corporation). The Corporation also agrees to indemnify the Rights Agent and its officers, employees, agents and directors for and to hold them harmless against any loss, liability, cost, claim, action, damage, suit or expense incurred without gross negligence, bad faith or wilful misconduct on the part of the Rights Agent for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this Agreement or the resignation or removal of the Rights Agent.

(b)	In no event will the Rights Agent be liable for special, indirect, consequential or punitive loss or damages of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the possibility of such damages. Any liability of the Rights Agent will be limited in the aggregate to an amount equal to the annual fee paid by the Corporation pursuant to this Agreement.

(c)

The Rights Agent will be protected and will incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares or any Rights Certificate or certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

(d)	The Corporation will inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and will, upon written request of the Rights Agent, provide the Rights Agent with an incumbency certificate with respect to the then current directors of the Corporation and the officers of the Corporation.

4.2	Merger or Amalgamation or Change of Name of Rights Agent

(a)	Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation, statutory arrangement or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

(b)	In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates will have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Right Certificates will not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name and in all such cases such Right Certificates will have the full force provided in the Rights Certificates and in this Agreement.

4.3	Duties of Rights Agent

The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, all of which the Corporation and the holders of certificates for Common Shares and holders of Rights Certificates, by their acceptance of the certificates, will be bound:

(a)	the Rights Agent may retain, at the Corporation’s expense, and consult with legal counsel (who may be legal counsel for the Corporation) and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion and the Rights Agent, at the Corporation’s expense, may also retain and consult with such other experts or advisors as the Rights Agent shall consider necessary or appropriate to properly carry out the duties and obligations imposed under this Agreement and the Rights Agent will be entitled to act and rely in good faith on the advice of any such expert or advisor;

(b)

whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action under this Agreement, that fact or matter (unless other evidence in respect of that fact or matter be in this Agreement specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a Person believed by the Rights Agent to be any of the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate;

(c)	except as otherwise set forth herein, nothing in this Agreement shall be construed to relieve the Rights Agent of liability for its own gross negligence, bad faith or wilful misconduct;

(d)	the Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature of those certificates) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only;

(e)	notwithstanding any other provision of this Agreement, and whether such losses or damages are foreseeable or unforeseeable, the Rights Agent shall not be liable under any circumstances whatsoever for any (a) breach by any other party of securities law or other rule of any securities regulatory authority, (b) lost profits or (c) special, indirect, incidental, consequential, exemplary, aggravated or punitive losses or damages;

(f)	the Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery of this Agreement (except the due authorization, execution and delivery of this Agreement by the Rights Agent) or in respect of the validity or execution of any Common Share certificate or Rights Certificate (except its countersignature of the certificates); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 3.1(b)) or any adjustment required under the provisions of Section 2.3 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 describing any such adjustment); nor will it by any act under this Agreement be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized and issued as fully paid and non-assessable;

(g)	the Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement;

(h)	the Rights Agent is by this Agreement authorized and directed to accept instructions in writing with respect to the performance of its duties under this Agreement from any Person believed by the Rights Agent to be the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Corporation and to apply to such Persons for advice or instructions in connection with its duties, and it will not be liable for any action taken, omitted or suffered by it in good faith in accordance with instructions of any such Person;

(i)	the Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing in this Agreement will preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity; and

(j)

the Rights Agent may execute and exercise any of the rights or powers by this Agreement vested in it or perform any duty under this Agreement either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, omission, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment of those attorneys and agents.

4.4	Change of Rights Agent

The Rights Agent may resign and be discharged from its duties under this Agreement upon 60 days’ notice (or such lesser notice as is acceptable to the Corporation) in writing mailed to the Corporation and to each transfer agent of Common Shares by registered or certified mail, and to the holders of the Rights in accordance with Section 5.9, all of which will be at the Corporation’s expense. The Corporation may remove the Rights Agent upon 60 days’ notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Shares by registered or certified mail, and to the holders of the Rights in accordance with Section 5.9, all of which will be at the Corporation’s expense. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 60 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights, the holder of any Rights or the resigning Rights Agent may apply to any court of competent jurisdiction for the appointment of a new Rights Agent, in the case of an application by the resigning Rights Agent, at the Corporation’s expense. Any successor Rights Agent, whether appointed by the Corporation or by such a court, will be a corporation incorporated under the laws of Canada or a province of Canada authorized to carry on business in the Province of Ontario. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent will, upon payment in full of any outstanding amounts owing by the Corporation to the Rights Agent under this Agreement, deliver and transfer to the successor Rights Agent any property at the time held by it under this Agreement, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice of the appointment in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, and mail a notice of that appointment in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect in that notice, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be. For greater certainty, any notice required to be sent pursuant to this Agreement to holders of the Rights by the Rights Agent after its resignation or removal shall be at the expense of the Corporation.

4.5	Compliance with Anti-Money Laundering Legislation

The Rights Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Rights Agent reasonably determines that such an act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline. Further, should the Rights Agent reasonably determine at any time that its acting under this Agreement has resulted in it being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on 10 days’ prior written notice to the Corporation, provided: (i) that the Rights Agent’s written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to the Rights Agent’s satisfaction within such 10 day period, then such resignation shall not be effective.

4.6	Privacy Legislation

The parties acknowledge that federal and/or provincial legislation that addresses the protection of individual’s personal information (collectively, “Privacy Laws”) applies to obligations and activities under this Agreement. Despite any other provision of this Agreement, neither party will take or direct any action that would contravene, or cause the other to contravene, applicable Privacy Laws. The Corporation will, prior to transferring or causing to be transferred personal information to the Rights Agent, obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or will have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws. The Rights Agent will use commercially reasonable efforts to ensure that its services hereunder comply with Privacy Laws.

ARTICLE 5

MISCELLANEOUS

5.1	Redemption of Rights

(a)	Subject to the prior consent of the holders of Voting Shares or Rights obtained as set forth in Section 5.5(e) or 5.5(f), as applicable, the Board of Directors, acting in good faith, may at any time prior to the occurrence of a Flip-in Event, as to which the application of Section 3.1 has not been waived pursuant to Section 5.2, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right, which redemption price shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 if an event of the type analogous to any of the events described in Section 2.3 have occurred (such redemption price being in this Agreement referred to as the “Redemption Price”).

(b)	If a Person acquires, pursuant to a Permitted Bid or a Competing Permitted Bid or pursuant to an Exempt Acquisition occurring under Section 5.2(b) hereof, outstanding Voting Shares, the Board of Directors of the Corporation will, immediately upon such acquisition and without further formality, be deemed to have elected to redeem the Rights at the Redemption Price.

(c)	Where a Take-over Bid that is not a Permitted Bid or Competing Permitted Bid expires, is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all of the outstanding Rights at the Redemption Price.

(d)	If the Board of Directors elects to or is deemed to have elected to redeem the Rights (i) the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price, and (ii) subject to Section 5.1(f), no further Rights will thereafter be issued.

(e)	Within 10 Business Days of the Board of Directors electing or having been deemed to have elected to redeem the Rights, the Corporation will give notice of redemption to the holders of the then outstanding Rights by mailing such notice to each such holder at his last address as it appears upon the Rights Register of the Rights Agent, or, prior to the Separation Time, on the register maintained by the Corporation’s transfer agent or transfer agents. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

(f)	Upon the Rights being redeemed pursuant to Section 5.1(c), all the provisions of this Agreement will continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Common Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement, the Separation Time will be deemed not to have occurred and the Rights shall remain attached to the outstanding Common Shares, subject to and in accordance with the provisions of this Agreement.

5.2	Waiver of Flip-In Events

(a)

Subject to the prior consent of the holders of Voting Shares or Rights obtained as set forth in Section 5.5(e) or 5.5(f), as applicable, the Board of Directors may, at any time prior to the occurrence of a Flip-in Event that would occur by reason of an acquisition of Voting Shares otherwise than pursuant to a Take-over Bid made by means of a take-over bid circular sent to all holders of Voting Shares or otherwise than in the circumstances set out in Section 5.2(c), waive the application of Section 3.1 to such Flip-in Event by written notice delivered to the Rights Agent.

(b)	The Board of Directors may, at any time prior to the occurrence of a Flip-in Event that would occur as a result of a Take-over Bid made by way of a take-over bid circular sent to all holders of Voting Shares, waive the application of Section 3.1 to such Flip-in Event by written notice delivered to the Rights Agent; provided, however, that if the Board of Directors waive the application of Section 3.1 to such a Flip-in Event, the Board of Directors will be deemed to have waived the application of Section 3.1 to any other Flip-in Event occurring by reason of any Take-over Bid which is made by means of a take-over bid circular to all holders of Voting Shares prior to the expiry of any Take-over Bid in respect of which a waiver is, or is deemed to have been, granted under this Section 5.2(b).

(c)	The Board of Directors may waive the application of Section 3.1 in respect of the occurrence of any Flip-in Event if the Board of Directors has determined that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person under this Agreement and, in the event that such a waiver is granted by the Board of Directors, such Voting Share Acquisition Date will be deemed not to have occurred. Any such waiver pursuant to this Section 5.2(c) must be on the condition that such Person, within 14 days after the foregoing determination by the Board of Directors or such earlier or later date as the Board of Directors may determine (the “Disposition Date”), has reduced its Beneficial Ownership of Common Shares such that the Person is no longer an Acquiring Person. If the Person remains an Acquiring Person at the close of business on the Disposition Date, the Disposition Date will be deemed to be the date of occurrence of a further Voting Share Acquisition Date and Section 3.1 will apply thereto.

5.3	Fiduciary Duties of the Directors

Nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to recommend that holders of the Voting Shares and/or Convertible Securities reject or accept any Take-over Bid or take any other action including the commencement, prosecution, defence or settlement of any litigation and the solicitation of additional or alternative Take-over Bids or other proposals to shareholders that the directors believe are necessary or appropriate in the exercise of their fiduciary duties.

5.4	Expiration

No Person will have any rights whatsoever pursuant to this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in Sections 4.1(a) and 4.1(c).

5.5	Issuance of New Rights Certificates

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of securities purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.6	Supplements and Amendments

(a)	The Corporation may from time to time prior to or after the Separation Time supplement or amend this Agreement without the approval of any holders of Rights or Voting Shares in order to correct any clerical or typographical error or to maintain the validity and effectiveness of this Agreement as a result of any change in applicable laws, rules or regulatory requirements. Notwithstanding anything in this Section 5.5 to the contrary, no such supplement or amendment will be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such supplement or amendment.

(b)	Subject to Section 5.5(a), the Corporation may, with the prior consent of the holders of Voting Shares, obtained as set out below, at any time prior to the Separation Time, supplement, amend, vary, rescind or delete any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interest of the holders of Rights generally), in order to effect any amendments, variations or rescissions of any of the provisions of this Agreement which the Board of Directors, acting in good faith, considers necessary or desirable.

(c)	Subject to Section 5.5(a), the Corporation may, with the prior consent of the holders of Rights obtained as set out below, at any time after the Separation Time and before the Expiration Time, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interest of the holders of Rights generally).

(d)	Any amendments made by the Corporation to this Agreement pursuant to Section 5.5(a) which are required to maintain the validity and effectiveness of this Agreement as a result of any change in any applicable laws, rules or regulatory requirements will:

(i)	if made before the Separation Time, be submitted to the holders of Voting Shares at the next meeting of holders of Voting Shares and the holders of Voting Shares may, voting as set out below, confirm or reject such amendment; and

(ii)	if made after the Separation Time, be submitted to the holders of Rights (voting as set out below) for confirmation or rejection.

Any such amendment will, unless the Board of Directors otherwise stipulate, be effective from the date of the resolution of the Board of Directors adopting such amendment, until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it will continue in effect in the form so confirmed. If such amendment is rejected by the holders of Voting Shares or the holders of Rights or is not submitted to the holders of Voting Shares or holders of Rights as required, as applicable, then such amendment will cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or if such a meeting of the holders of Rights is not called within 90 days, at the end of such 90- day period, and no subsequent resolution of the Board of Directors to amend this Agreement to substantially the same effect will be effective until confirmed by the holders of Voting Shares or holders of Rights, as the case may be.

(e)	Any approval of the holders of Voting Shares required under this Agreement will be deemed to have been given if the action requiring such approval is approved by (i) affirmative votes of the holders of Voting Shares present or represented in person or by proxy and entitled to vote at a meeting of those holders duly held in accordance with applicable laws and the by-laws of the Corporation and representing a majority of the votes cast in respect of that action or (ii) a written instrument signed by holders of over 50% of the outstanding Voting Shares that are held by Independent Shareholders.

(f)	Any approval of the holders of Rights required under this Agreement will be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect of that action. Solely for the purposes of this Agreement, each outstanding Right (other than Rights that are void pursuant to the provisions of this Agreement) will be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting of holders of Rights will be those, as nearly as may be, which are provided in the Corporation’s by-laws, the Corporations Act and any other applicable law, rule or regulation with respect to meetings of shareholders of the Corporation.

(g)	The Corporation will give notice in writing to the Rights Agent of any supplement, amendment, deletion, variation or rescission to this Agreement pursuant to this Section 5.5 within five Business Days after the date of any such supplement, amendment, deletion, variation or rescission, provided that failure to give such notice, or any defect in that notice, will not affect the validity of any such supplement, amendment, deletion, variation or rescission.

5.7	Fractional Rights and Fractional Common Shares

(a)	The Corporation will not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights and no amount will be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable.

(b)	The Corporation will not be required to issue fractions of Common Shares or other securities upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares or other securities. In lieu of issuing fractional Common Shares or other securities, the Corporation will, subject to the provisions of the constating documents of the Corporation, pay to the registered holders of Rights Certificates, at the time such Rights are exercised as in this Agreement provided, an amount in cash equal to the fraction of the Market Price of one Common Share or other security that the fraction of a Common Share or other security that would otherwise be issuable upon the exercise of such Right is of one whole Common Share or other security at the date of such exercise.

(c)	The Rights Agent shall have no obligation to make any payments in lieu of issuing fractions of Rights or Common Shares pursuant to Sections 5.6(a) or (b), respectively, unless and until the Corporation shall have provided to the Rights Agent the amount of cash to be paid in lieu of issuing such fractional Rights or Common Shares, as the case may be.

5.8	Rights of Action

Subject to the terms of this Agreement, all rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective registered holders of the Rights. Any registered holder of any Rights, without the consent of the Rights Agent or of the registered holder of any other Rights, may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce such holder’s right to exercise such holder’s Rights or Rights to which such holder is entitled, in the manner provided in such holder’s Rights and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

5.9	Notice of Proposed Actions

In case the Corporation proposes after the Separation Time and prior to the Expiration Time:

(a)	to waive the application of Section 3.1 to a particular Flip-In Event; or

(b)	to effect the liquidation, dissolution or winding up of the Corporation or the sale of all or substantially all of the Corporation’s assets,

then, in each such case, the Corporation will give to the Rights Agent and to each holder of a Right, in accordance with Section 5.9, a notice of such proposed action, which will specify the date on which such Flip-In Event, liquidation, dissolution, or winding up is to take place, and such notice will be so given at least 10 Business Days prior to the date of taking of such proposed action by the Corporation.

5.10	Notices

Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Corporation will be sufficiently given or made if delivered or sent by first class mail or by courier, postage prepaid, or sent by facsimile or by other similar means of recorded electronic communication, charges prepaid and confirmed in writing, addressed (until another address is filed in writing with the Rights Agent) as follows:

Cott Corporation

Corporate Center III

Suite 400, 4221 W. Boy Scout Blvd.

Tampa, FL 33607

Attention:        General Counsel

Facsimile:       (813) 434-2139

Any notices or demands authorized or required by this Agreement to be given or made by the Corporation or by the holder of any Rights to or on the Rights Agent will be sufficiently given or made if delivered or sent by registered or certified mail, postage prepaid, or sent by facsimile or by other similar means of recorded electronic communication, charges prepaid and confirmed in writing, addressed (until another address is filed in writing with the Corporation) as follows:

Computershare Investor Services Inc.

1500 Robert-Bourassa Blvd

Suite 700

Montreal, Quebec H3A 3S8

Attention:        General Manager, Client Services

Facsimile:       (514) 982-7580

Notices or demands authorized or required by this Agreement to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights will be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the Corporation for its Common Shares. Any notice which is mailed or sent in the manner in this Agreement provided will be deemed given, whether or not the holder receives the notice.

Any notice given or made in accordance with this Section 5.9 will be deemed to have been given and to have been received on the day of delivery, if so delivered, on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout or other cause) following the mailing of the notice, if so mailed, and on the day of telegraphing, telecopying or sending of the same by other means of recorded electronic communication (provided such sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter). Each of the Corporation and the Rights Agent may from time to time change its address for notice to the other given in the manner aforesaid.

5.11	Declaration as to Holders

If, in the opinion of the Board of Directors (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance by the Corporation with the securities laws or comparable legislation of a jurisdiction outside of Canada or the United States, the Board of Directors, acting in good faith, will take such actions as they may deem appropriate to ensure that such compliance is not required, including establishing procedures for the issuance to an appropriate Canadian resident acting as a resident agent (a “Resident Agent”) of Rights or securities issuable on exercise of Rights, the holding of the Rights or securities in trust for the Person entitled thereto (but reserving such rights unto the Resident Agent or to the Resident Agent and the Corporation, as the Corporation may determine in its absolute discretion with respect thereto) and the sale of the Rights and/or other securities and remittance of the proceeds of such sale, if any, to the Persons entitled thereto. In no event will the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada or the United States, in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

5.12	Costs of Enforcement

The Corporation agrees that if the Corporation fails to fulfil any of its obligations pursuant to this Agreement, then the Corporation will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder to enforce his rights pursuant thereto in any action, suit or proceeding in which a court of competent jurisdiction in a final non- appealable judgment has rendered judgment in favour of the holder.

5.13	Successors

All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent will bind and enure to the benefit of their respective successors and assigns under this Agreement.

5.14	Benefits of this Agreement

Nothing in this Agreement will be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement will be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

5.15	Governing Law

This Agreement and each Right issued under this Agreement will be deemed to be a contract made under the laws of the Province of Ontario and for all purposes will be governed by and construed in accordance with the laws of such province applicable to contracts to be made and performed entirely within such Province.

5.16	Language

Les parties aux présentes ont exigé que la présente convention ainsi que tous les documents et avis qui s’y rattachent et/ou qui en découleront soient rédigés en langue anglaise. The parties hereto have required that this Agreement and all documents and notices related thereto and/or resulting therefrom be drawn up in the English language.

5.17	Severability

If any section, clause, term or provision of this Agreement or the application of that section, clause or provision to any circumstance or any right under this Agreement will, in any jurisdiction and to any extent, be invalid or unenforceable such section, clause, term or provision or such right will be ineffective only as to such jurisdiction and to the extent of such invalidity or unenforceability in such jurisdiction without invalidating or rendering unenforceable or ineffective the remaining sections, clauses, terms and provisions of this Agreement or rights under this Agreement in such jurisdiction or the application of such section, clause, term or provision or rights under this Agreement in any other jurisdiction or to circumstances other than those as to which it is specifically held invalid or unenforceable.

5.18	Effective Date

This Agreement is effective and in full force and effect in accordance with its terms from and after ●, 2018.

5.19	Reconfirmation

This Agreement must be reconfirmed by a resolution passed by a majority of greater than 50% of the votes cast by all holders of Common Shares who vote in respect of such reconfirmation at every third annual meeting following the meeting at which this Agreement is confirmed. If the Agreement is not so reconfirmed or is not presented for reconfirmation at such annual meeting, the Agreement and all outstanding Rights shall terminate and be void and of no further force and effect on and from the termination of such annual meeting; provided that termination shall not occur if a Flip-in Event has occurred (other than a Flip-in Event which has been waived pursuant to Section 5.1) prior to the date upon which this Agreement would otherwise terminate pursuant to this Section 5.18.

5.20	Determination and Actions by the Board of Directors

All actions, calculations, interpretations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors, acting in good faith for the purposes of this Agreement, (a) may be relied on by the Rights Agent, and (b) will not subject the directors of the Corporation to any liability to the holders of the Rights or to any other parties.

5.21	Time of the Essence

Time is of the essence in this Agreement.

5.22	Execution In Counterparts

This Agreement may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

COTT CORPORATION

Per:
Name:
Title:

COMPUTERSHARE INVESTOR SERVICES INC.

Per:
Name:
Title:

Per:
Name:
Title:

EXHIBIT A

COTT CORPORATION

SHAREHOLDER RIGHTS PLAN AGREEMENT

[Form of Rights Certificate]

Certificate No.	Rights

THE RIGHTS ARE SUBJECT TO TERMINATION ON THE TERMS SET FORTH IN THE SHAREHOLDER RIGHTS PLAN AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 3.1(b) OF THE SHAREHOLDER RIGHTS PLAN AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR CERTAIN RELATED PARTIES OR TRANSFEREES OF AN ACQUIRING PERSON OR CERTAIN RELATED PARTIES MAY BECOME VOID.

Rights Certificate

This certifies that                     , or registered assigns, is the registered holder of the number of Rights set out above, each of which entitles the registered holder, subject to the terms, provisions and conditions of the Shareholder Rights Plan Agreement dated as of ●, 2018 as the same may be amended or supplemented from time to time (the “Rights Agreement”) between Cott Corporation (the “Corporation”), a corporation existing under the laws of Canada, and Computershare Investors Services Inc., a corporation existing under the laws of Canada (the “Rights Agent”) (which term will include any successor Rights Agent under the Rights Agreement), to purchase from the Corporation at any time after the Separation Time (as such term is defined in the Rights Agreement) and prior to the Expiration Time (as such term is defined in the Rights Agreement), one fully paid common share of the Corporation (a “Common Share”) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise (in the form provided hereinafter) duly executed and submitted to the Rights Agent, together with payment of the Exercise Price by certified cheque, bank draft or money order payable to the Corporation, at the Rights Agent’s principal office in the City of Toronto. The Exercise Price shall be an amount expressed in U.S. dollars equal to three times the Market Price (as such term is defined in the Shareholder Rights Agreement) per Common Share at the Separation Time, subject to adjustment in certain events as provided in the Shareholder Rights Agreement.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement which terms, provisions and conditions are by this Rights Certificate incorporated in this Rights Certificate by reference and made a part of this Rights Certificate and to which Rights Agreement reference is by this Rights Certificate made for a full description of the rights, limitations of rights, obligations, duties and immunities under that agreement of the Rights Agent, the Corporation and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the Registered office of the Corporation.

This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights

Certificates surrendered. If this Rights Certificate will be exercised in part, the registered holder will be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may be redeemed by the Corporation at a redemption price of $0.00001 per Right, subject to adjustment in certain events, under certain circumstances at its option.

No fractional Common Share will be issued upon the exercise of any Rights evidenced by this Rights Certificate but in lieu of the fractional Common Share a cash payment may be made, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities which may at any time be issuable upon the exercise of this Rights Certificate, nor will anything contained in the Rights Agreement or in this Rights Certificate be construed to confer upon the holder of this Rights Certificate, as such, any of the Rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting of shareholders, or to give or withhold consent to any action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate will have been exercised as provided in the Rights Agreement.

This Rights Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officer of the Corporation and its corporate seal.

Date:

COTT CORPORATION

Per:
Name:
Title:

Countersigned:

COMPUTERSHARE INVESTOR SERVICES INC.

Per:
Name:
Title:

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificates.)

FOR VALUE RECEIVED the undersigned by this Agreement sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest in the Rights Certificate.

Dated:

Signature Guaranteed:

Signature (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

Signature must be Signature Guaranteed by a major Canadian Schedule 1 Bank, or a member of a recognized Medallion Guarantee Program.

(To be completed if true)

The undersigned by this Agreement represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate of an Acquiring Person or by any Person acting jointly or in concert with any of the foregoing (as defined in the Rights Agreement).

Dated:
Signature

[To be attached to each Rights Certificate]

FORM OF ELECTION TO EXERCISE

TO: COTT	CORPORATION

AND	TO: COMPUTERSHARE INVESTOR SERVICES INC.

The undersigned by this Agreement irrevocably elects to exercise                     whole Rights represented by the attached Rights Certificate to purchase the Common Shares or other securities, if applicable, issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of:

(Name)

(Address)

(Social Insurance, Social Security or Other Taxpayer Identification Number)

If such number of Rights are not all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights will be registered in the name of and delivered to:

(Name)

(Address)

(Social Insurance, Social Security or Other Taxpayer Identification Number)

Dated:

Signature Guaranteed:

Signature (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

Signature must be Signature Guaranteed by a major Canadian Schedule 1 Bank, or a member of a recognized Medallion Guarantee Program.

(To be completed if true)

The undersigned by this Agreement represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate of an Acquiring Person or by any Person acting jointly or in concert with any of the foregoing (as defined in the Rights Agreement).

Dated:
Signature

NOTICE

In the event the certification set out above in the Forms of Assignment and Election to Exercise is not completed, the Corporation may deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate of an Acquiring Person or a Person acting jointly or in concert with any of the foregoing (as defined in the Rights Agreement). No Rights Certificates will be issued in exchange for a Rights Certificate owned or deemed to have been owned by an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

APPENDIX E

RESOLUTION APPROVING

AMENDMENT TO COTT CORPORATION ARTICLES OF INCORPORATION

(CHANGE OF REGISTERED OFFICE ADDRESS)

BE IT RESOLVED AS A SPECIAL RESOLUTION OF THE SHAREOWNERS THAT:

1.	Cott Corporation is hereby authorized under section 173 of the Canada Business Corporations Act to amend its articles by changing the province or territory in Canada where Cott Corporation’s registered office is situated from Quebec to Ontario.

2.	Any one director or officer of Cott Corporation is authorized and directed to execute and deliver for and in the name of and on behalf of Cott Corporation all such certificates, instruments, agreements, notices and other documents and to do such other acts and things as, in the opinion of such persons, may be necessary or desirable to give effect to the foregoing and facilitate the implementation of the foregoing special resolution.

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APPENDIX F

RESOLUTIONS APPROVING

AMENDMENTS TO COTT CORPORATION ARTICLES OF INCORPORATION AND COTT

CORPORATION BY-LAWS (PLACE OF MEETINGS)

BE IT RESOLVED AS A SPECIAL RESOLUTION OF THE SHAREOWNERS THAT:

1.	Cott Corporation is hereby authorized under section 173 of the Canada Business Corporations Act to amend its articles by expanding the places where meetings of the shareowners may be held to include anywhere inside or outside of Canada by adding the following provision:

“Meetings of shareowners of the Corporation may be held at such place inside or outside of Canada, as the directors may from time to time determine.”

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREOWNERS THAT:

2.	Cott Corporation is hereby authorized to amend its By-Law No. 2002-1 by deleting section 10.03 in its entirety and replacing it with the following:

“Section 10.03 PLACE OF MEETINGS

Meetings of shareowners of the Corporation may be held at such place inside or outside of Canada, as the directors may from time to time determine”.

3.	Any one director or officer of Cott Corporation is authorized and directed to execute and deliver for and in the name of and on behalf of Cott Corporation all such certificates, instruments, agreements, notices and other documents and to do such other acts and things as, in the opinion of such persons, may be necessary or desirable to give effect to the foregoing and facilitate the implementation of the foregoing resolutions.

F-1

APPENDIX G

AMENDMENT TO COTT CORPORATION BY-LAWS (PLACE OF MEETINGS)

THIRD AMENDMENT

TO SECOND AMENDED AND RESTATED BY-LAW NO. 2002-1

OF

COTT CORPORATION

CORPORATION COTT

(the “Corporation”)

BE IT ENACTED as a third amendment to By-law No. 2002-1 dated April 26, 2007 of the Corporation that section 10.03 is hereby deleted in its entirety and replace with the following:

“SECTION 10.03 PLACE OF MEETINGS

Meetings of shareowners of the Corporation may be held at such place inside or outside of Canada, as the directors may from time to time determine.

The foregoing Third Amendment to By-law No. 2002-1 of the Corporation, being a by-law repealing section 10.03 of By-law No. 2002-1 of the Corporation, was approved by the board of directors of the Corporation pursuant to a meeting held on February 28, 2018.

The foregoing Third Amendment to By-law No. 2002-1 of the Corporation, being a by-law repealing section 10.03 of By-law No. 2002-1 of the Corporation, was confirmed by the shareowners of the Corporation pursuant to a special meeting held on May 1, 2018.

The foregoing Third Amendment to By-law No. 2002-1 of the Corporation is signed by an officer of the Corporation and hereby made.

[Signature page to immediately follow]

G-1

DATED as of the      day of May, 2018.

Name:
Title:

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APPENDIX H

COTT CORPORATION (the “corporation”)

MANDATE OF THE BOARD OF DIRECTORS

Purpose:

The purpose of this mandate is to set out the responsibilities of the Board of Directors of the Corporation. The Board of Directors is committed to fulfilling its statutory mandate to supervise the management of the business and affairs of the Corporation with the highest standards of ethical conduct and in the best interests of the Corporation. The Board of Directors approves the strategic direction of the Corporation and oversees the performance of the Corporation’s business and management. The management of the Corporation is responsible for presenting strategic plans to the Board of Directors for review and approval and for implementing the Corporation’s strategic direction.

This mandate should be read in conjunction with the Corporate Governance Guidelines of the Corporation which set out additional responsibilities of the Board of Directors and contain guidelines pertaining to, inter alia, board size, selection, expectations, committees and meetings.

Responsibilities:

The Board of Directors shall:

1.	Satisfy itself as to the integrity of the Chief Executive Officer and other senior officers and that the Chief Executive Officer and other senior officers create a culture of integrity throughout the Corporation.

2.	Review and approve the annual operating plan (including the capital budget), long- and short-term strategic plans (which take into account, among other things, the opportunities and risks facing the Corporation’s business) and business objectives of the Corporation that are submitted by management and monitor the implementation by management of the strategic plan.

3.	Identify and review the principal business risks of the Corporation’s business and oversee, with the assistance of the Audit Committee, the implementation and monitoring of appropriate risk management systems and the monitoring of risks.

4.	Ensure, with the assistance of the Corporate Governance Committee, the effective functioning of the Board of Directors and its committees in compliance with the corporate governance requirements of stock exchange listing rules and applicable law, and that such compliance is reviewed periodically by the Corporate Governance Committee.

5.	Develop the Corporation’s approach to corporate governance. The Corporate Governance Committee shall develop a set of corporate governance principles and guidelines that are specifically applicable to the Corporation. The Board of Directors shall review and approve the principles and guidelines applicable to the Corporation and its officers, directors, and employees, including the Code of Ethics for Senior Officers and the Code of Business Conduct and Ethics.

6.	Satisfy itself that internal controls and management information systems for the Corporation are in place, are evaluated as part of the internal auditing process and reviewed periodically at the initiative of the Audit Committee.

7.	Assess the performance of the Corporation’s executive officers, including establishing and monitoring appropriate systems for succession planning as set forth in the Corporate Governance Guidelines of the Corporation (including appointing, training and monitoring senior management) and for periodically monitoring the compensation levels of such executive officers based on determinations and recommendations made by the Human Resources and Compensation Committee.

8.	Ensure that the Corporation has in place a policy for effective communication with shareowners, other stakeholders and the public generally.

H-1

9.	Review and, where appropriate, approve the recommendations made by the various committees of the Board of Directors, including, without limitation, to: select nominees for election to the Board; appoint directors to fill vacancies on the Board of Directors; appoint and replace, as applicable, the chairman, the lead independent director, the members of the various committees of the Board of Directors and the chair of each such committee; and establish the form and amount of director compensation.

The Board of Directors has delegated to the Chief Executive Officer, working with the other executive officers of the Corporation and its affiliates, the authority and responsibility for managing the business of the Corporation.

The Chief Executive Officer shall seek the advice and, in appropriate situations, the approval of the Board of Directors with respect to extraordinary actions to be undertaken by the Corporation, including those that would make a significant change in the financial structure or control of the Corporation, the acquisition or disposition of any significant business, the entry of the Corporation into a major new line of business or transactions involving related parties.

Measures for Receiving Shareowner Feedback:

The Corporation shall provide a mechanism for receiving feedback from shareowners regarding its publicly disseminated materials and otherwise. The Board of Directors, upon recommendation of the Corporate Governance Committee, will adopt specific procedures for permitting shareowner feedback and communication with the Board of Directors, including procedures that address consideration of persons suggested by shareowners as potential director nominees. Shareowners must comply with the “advance notice” requirements of the Corporation’s by-laws to suggest a nominee to the Board of Directors, unless such requirements are waived by the Board of Directors.

Expectations of Directors:

The Board of Directors shall develop and update, in conjunction with the Corporate Governance Committee, specific expectations of directors. Such expectations shall be set out in the Corporate Governance Guidelines of the Corporation.

Annual Evaluation:

At least annually, the Board of Directors through the Corporate Governance Committee shall, in a manner the Board of Directors determines to be appropriate:

•	Conduct a review and evaluation of the performance of the Board of Directors and its members, its committees and their members, including the compliance of the Board of Directors with this mandate and of the committees with their respective charters.

•	Review and assess the adequacy of this mandate.

Last Approved: February 2017

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APPENDIX I

COTT CORPORATION (the “Corporation”)

AUDIT COMMITTEE (the “Committee”)

CHARTER

Purpose:

The Committee is appointed by the board of directors (the “Board”) to assist the Board in fulfilling the oversight responsibilities it has with respect to: (1) the integrity of the financial statements of the Corporation, (2) the compliance by the Corporation with legal and regulatory requirements, (3) the qualifications and independence of the Corporation’s independent auditor, (4) the performance of the Corporation’s internal auditors and independent auditor, and (5) disclosure controls, internal controls over financial reporting, and compliance with ethical standards adopted by the Corporation.

Committee Authority and Responsibilities:

To fulfill its responsibilities and duties, the Committee shall:

Meetings

1.	Report regularly to the Board by means of written or oral reports, submission of minutes of Committee meetings or otherwise, from time to time or whenever it shall be called upon to do so, including a review of any issues that arise with respect to the quality and integrity of the Corporation’s financial statements, the Corporation’s compliance with legal and regulatory requirements, the performance and independence of the Corporation’s independent auditor, and the performance of the internal auditors.

2.	Meet as often as it determines necessary, but not less frequently than quarterly. The Committee shall meet separately in person or telephonically, periodically, with management (including the Chief Financial Officer and Chief Accounting Officer), the internal auditors and the independent auditor, and have such other direct and independent interaction with such persons from time to time as the members of the Committee deem appropriate. The Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The time at which, and the place where, the meetings of the Committee shall be held, the calling of meetings and the procedure in all respects of such meeting shall be determined by the Committee, unless otherwise provided for in the by-laws of the Corporation or otherwise determined by resolution of the Board.

3.	Meet privately with management and the independent auditor (together or separately) as frequently as the Committee deems appropriate for the Committee to fulfil its responsibilities, to discuss any concerns of the Committee, management or the independent auditors.

Financial Statement and Disclosure Matters

4.	Meet to review and discuss the annual audited financial statements with management and the independent auditor, including the Corporation’s specific disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommend to the Board whether the audited financial statements should be included in the Corporation’s Form 10-K.

5.	Meet to review and discuss the quarterly financial statements with management and the independent auditor prior to filing the Corporation’s Form 10-Q, including the results of the independent auditor’s review of the Corporation’s quarterly financial statements.

6.	Discuss with management and the independent auditor significant financial accounting and reporting issues, complex or unusual transactions and judgments made in connection with the preparation of the Corporation’s financial statements, including any significant changes in the Corporation’s selection or application of accounting principles.

7.	Review and discuss with management and the independent auditor any issues as to the adequacy of the Corporation’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

8.	Prepare the audit report required by the rules of the U.S. Securities and Exchange Commission to be included in the Corporation’s annual proxy circular and any other Committee reports required by applicable U.S. or Canadian securities laws or stock exchange listing requirements or rules.

9.	Discuss with management the Corporation’s earnings press releases (including the use of any “pro forma” or “adjusted” non-GAAP information) prior to the public disclosure thereof by the Corporation, as well as financial information and earnings guidance provided to analysts and rating agencies.

10.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures, if any, on the Corporation’s financial statements.

11.	Review disclosures made to the Committee by the Corporation’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

12.	Review and discuss with management (including the senior internal audit executive) and the independent auditor the Corporation’s internal controls report and the independent auditor’s attestation of the report prior to the filing of the Corporation’s Form 10-K.

Oversight of the Corporation’s Risk Management Function

13.	Oversee the risk management activities of the Corporation, which will include holding periodic discussions with management regarding the Corporation’s guidelines and policies with respect to risk assessment, risk management, and major strategic, financial and operational risk exposures such as fraud, environmental, competitive and regulatory risks. The Committee shall receive regular reports regarding such risks and the steps management has taken to monitor and control any exposure resulting from such risks. The Committee shall, on at least an annual basis, facilitate a discussion with the Board regarding the Corporation’s risk management function and the Corporation’s major strategic, financial and operational risk exposures.

Oversight of the Corporation’s Relationship with the Independent Auditor

14.	Subject to compliance with the requirements of applicable laws, the Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareowner ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor and advisors retained by the Committee (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The independent auditor shall report directly to the Committee.

15.	Before the engagement of the independent auditor and at least annually thereafter, review and discuss with the independent auditor the independent auditor’s written communications to the Committee regarding the relationships between the auditor and the Corporation that, in the auditor’s professional judgment, may reasonably be thought to bear on its independence and affirming in writing to the Committee that the auditor is independent.

16.	Review with the independent auditor any audit problems or difficulties and management’s response. This review should include a discussion of (a) any restrictions on the scope of the independent auditor’s activities or on access to requested information, and (b) any significant disagreements with management. The Committee may review, as it deems appropriate, (i) any accounting adjustments that were noted or proposed by the independent auditor but were “passed” (as immaterial or otherwise) (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Corporation.

17.	Subject to compliance with the requirements of applicable law, the Committee shall set clear hiring policies for employees or former employees and partners or former partners of the current and former independent auditor.

18.	The Committee shall, at least annually, obtain and review a report from the independent auditor describing: (i) the independent auditor’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditor, and any steps taken to deal with any such issues, and (iii) all relationships between the independent auditor and the Corporation (to assess the auditor’s independence).

19.	Based on the above mentioned report and the independent auditor’s work throughout the year, the Committee shall evaluate the qualifications, performance and independence of the independent auditor, and select the Corporation’s auditor for the next year, subject to shareowner ratification. In this evaluation, the Committee shall (i) consider whether the independent auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the independent auditor’s independence, (ii) evaluate the lead partner of the independent auditor’s team and make sure that there is a regular rotation of the lead partner, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent auditing firm on a regular basis, (iii) evaluate the independent auditor’s team, and (iv) take into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditor to the Board.

20.	The Committee shall review and discuss quarterly reports from the independent auditor (required by Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), on (a) all critical accounting policies and practices to be used, (b) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences. Additionally, the Committee shall review with the independent auditor the matters required to be discussed under the standards of the Public Company Accounting Oversight Board.

21.	The Committee shall pre-approve all auditing services and non-audit services (including the fees and terms thereof) to be performed for the Corporation or its subsidiary entities by its independent auditor. Notwithstanding the foregoing, the Chair of the Committee shall be permitted to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation or its subsidiary entities by its independent auditor; provided that any such pre-approvals shall be subject to ratification by the Committee at its next meeting. This permission is also subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee shall review and discuss with the independent auditor the nature and scope of any tax services to be approved, as well as the potential effects of the provision of such services on the auditor’s independence.

22.	Meet with the independent auditor prior to the annual audit to review and discuss the planning and staffing of the audit.

Oversight of the Corporation’s Internal Audit Function

23.	The senior internal audit executive will report directly to the Chair of the Committee and administratively on a dotted line to the Corporation’s Chief Financial Officer. The Committee will review and advise management on the selection and removal of the senior internal audit executive.

24.	Review the significant reports to management prepared by the internal audit department and management’s responses.

25.	Periodically review, with the independent auditor, the internal audit department’s responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

26.	Periodically review, with the senior internal audit executive, any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the function’s work.

27.	Annually, review and recommend changes (if any) to the internal audit charter.

Compliance Oversight Responsibilities

28.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

29.	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls and auditing matters, and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

30.	Periodically review and discuss with management, the internal auditors, and the independent auditor the overall adequacy and effectiveness of the Corporation’s legal, regulatory and ethical compliance programs, including the Corporation’s Code of Business Conduct and Ethics and Code of Ethics for Senior Officers. The Committee shall periodically receive from management confirmation of its compliance with material legal and regulatory compliance requirements. The Committee shall advise the Board with respect to the Corporation’s policies and procedures regarding compliance with applicable laws and regulations and with the Corporation’s Code of Business Conduct and Ethics and Code of Ethics for Senior Officers. Consistent with these responsibilities, the Committee shall encourage continuous improvement of, and shall foster adherence to, the Corporation’s policies, procedures, and practices at all levels. The Committee shall also provide for open communication among the independent auditor, management, the internal audit function, and the Board.

31.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Corporation’s financial statements or accounting policies.

32.	Discuss with the Corporation’s General Counsel legal matters that may have a material impact on the financial statements or the Corporation’s compliance policies and internal controls.

33.	It is understood that in order to properly carry out its responsibilities, the Committee shall have the authority, without seeking Board approval and to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Corporation shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Corporation and to any advisors employed by the Committee, as well as the funding levels for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Committee Membership and Evaluation:

34.	Upon the recommendation of the Corporate Governance Committee, the Board shall elect annually from among its members a committee to be known as the Audit Committee to be composed of at least three independent directors, none of whom shall (a) accept directly or indirectly from the Corporation or any subsidiary of the Corporation any consulting, advisory or other compensatory fee, (b) be affiliated with the Corporation, (c) be officers or employees of the Corporation or of any of its affiliates, or have been an officer or employee of the Corporation, any of its affiliates or the independent auditor in the three years prior to being appointed to the Committee, or (d) be an immediate family member of any of these persons.

35.	Each member of the Committee shall meet the independence, experience and financial literacy requirements of any stock exchange upon which the Corporation’s stock is listed from time to time and in accordance with U.S. and Canadian securities laws, including applicable listing standards. At least one member of the Committee shall be an “audit committee financial expert” (as defined by the U.S. Securities and Exchange Commission).

36.	Committee members shall not simultaneously serve on the audit committees of more than two other public companies unless the Board determines that simultaneous service on more than two other audit committees would not impair such member’s ability to effectively serve on the Committee. If such a determination is made, it must be disclosed in the Corporation’s annual proxy circular.

37.	A majority of the members of the Committee shall constitute a quorum. No business may be transacted by the Committee except at a meeting of its members at which a quorum of the Committee is present (in person or by means of telephone conference whereby each participant has the opportunity to speak to and hear one another) or by a resolution in writing signed by all the members of the Committee. Polling of Committee members in lieu of a meeting is not permitted.

38.	Each member of the Committee shall hold such office until the next annual meeting of shareowners after election as a member of the Committee. However, any member of the Committee may be removed or replaced at any time by the Board, with or without cause, and shall cease to be a member of the Committee as soon as such member ceases to be a director or otherwise ceases to be qualified to be a member of the Committee. The Board shall fill Committee member vacancies by appointing a member from the Board. If a vacancy on the Committee exists, the remaining members shall exercise all the Committee’s powers so long as a quorum exists.

39.	Upon the recommendation of the Corporate Governance Committee, the Board shall elect a member of the Committee to act as Chair of the Committee (the “Chair”). The Chair will appoint a secretary who will keep minutes of all meetings (the “Secretary”), which shall be circulated to members of the Board upon completion. The Secretary need not be a member of the Committee or a director and can be changed by simple notice from the Chair.

40.	The members of the Committee shall be entitled to receive such remuneration for acting as members of the Committee as the Board may from time to time determine.

41.	The Committee may form and delegate authority to subcommittees consisting of one or more members of the Committee when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

42.	At least annually, the Committee shall review and reassess the adequacy of this charter. The Committee shall annually review and assess the Committee’s own performance.

Disclosure:

This charter shall be made available on the Corporation’s website.

Interpretations and Determinations:

The Committee and the Board shall have the power and authority to interpret this charter and make any determinations as to whether any act taken has been taken in compliance with the terms hereof.

Limitation of Audit Committee’s Role:

It is not the duty of the Committee to prepare financial statements, to plan or conduct audits or to determine that the Corporation’s financial statements and disclosure are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Revised February 2017

Cott Corporation

1200 Britannia Road East Mississauga, Ontario L4W 4T5 www.cott.com	Corporate Center III Suite 400 4221 W. Boy Scout Blvd. Tampa, Florida U.S.A. 33607

8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com

MR SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SS X9X 9X9	Security Class Holder Account Number C1234567890	123 X X X

Form of Proxy - Annual and Special Meeting of Shareowners of Cott Corporation to be held on May 1, 2018

This Form of Proxy is solicited by and on behalf of management and the board of directors.
Notes to proxy

1.	Every shareowner has the right to appoint some other person of their choice, who need not be a shareowner, to attend and act on their behalf at the meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.	If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.	This proxy should be signed in the exact manner as the name appears on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by management to the shareowner.

5.	The securities represented by this proxy will be voted or withheld from voting in accordance with the instructions of the shareowner, however, if you do not specify how to vote in respect of any matter, your proxyholder is entitled to vote your shares as he or she sees fit. If this proxy does not specify how to vote on a matter, and if you have authorized a director or officer of Cott Corporation to act as your proxyholder, this proxy will be voted as recommended by management. In particular, if your proxy does not specify how to vote, this proxy will be voted:

	•	FOR the nominees listed in resolution 1. Election of Directors,

	•	FOR the appointment of Cott’s independent registered certified public accounting firm set out in resolution 2. Appointment of Independent Registered Certified Public Accounting Firm,

	•	FOR the approval of our executive compensation by non-binding advisory vote set out in resolution 3. Non-Binding Advisory Vote on Executive Compensation,

	•	FOR the approval of the Cott Corporation 2018 Equity Incentive Plan set out in resolution 4. Approval of Cott Corporation 2018 Equity Incentive Plan,

	•	FOR the approval of the Cott Corporation Shareholder Rights Plan set out in resolution 5. Approval of Cott Corporation Shareholder Rights Plan,

	•	FOR the approval of the amendment to the Cott Corporation Articles of Incorporation to change Cott’s registered office address from Quebec to Ontario, set out in resolution 6. Approval of Amendment to Cott Corporation Articles of Incorporation (Change of Registered Office Address), and

	•	FOR the approval of the amendments to the Cott Corporation Articles of Incorporation and the Cott Corporation By-Laws to allow for meetings of shareowners to be permitted in such location as the directors of Cott may determine, either inside or outside of Canada, set out in resolution 7. Approval of Amendments to Cott Corporation Articles of Incorporation and Cott Corporation By-Laws (Place of Meetings).

6.	This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting and at any continuation of the meeting after an adjournment thereof.

7.	This proxy should be read in conjunction with the accompanying documentation provided by management.

Proxies submitted must be received by 5:00 p.m. (local time in Toronto, Ontario, Canada) on April 27, 2018. THANK YOU VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free	• Go to the following web site: www.investorvote.com/Cot • Smartphone? Scan the QR code to vote now.	• You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com and clicking at the bottom of the page.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail is the only method by which a shareowner may appoint a person as proxyholder other than the management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER    123456789012345

01DTUD

+	MR SAM SAMPLE	C1234567890 XXX 123	+

This Form of Proxy is solicited by and on behalf of management and the board of directors.

Appointment of Proxyholder
I/We being shareowner(s) of Cott Corporation hereby appoint: David T. Gibbons, Chairman, or failing him, Marni Morgan Poe, Vice-President, General Counsel & Secretary	OR	Print the name of the person you are appointing if this person is someone other than the Chairman or Secretary as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) at the Annual and Special Meeting of Shareowners of Cott Corporation to be held at the Toronto Airport Marriott, 901 Dixon Road, Toronto, Ontario, Canada, on Tuesday, May 1, 2018 at 8:30 a.m. (local time in Toronto, Ontario, Canada), and at any continuation of the meeting after an adjournment thereof. Discretionary authority is hereby conferred with respect to any amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting and at any continuation of the meeting after an adjournment thereof. As of March 12, 2018, management is not aware of any such amendments, variations or other matters to be presented at the meeting.
1. Election of Directors The proposed nominees named in the accompanying proxy statement are:
01. Jerry Fowden; 02. David T. Gibbons; 03. Stephen H. Halperin; 04. Betty Jane Hess; 05. Kenneth C. Keller, Jr.; 06. Gregory Monahan; 07. Mario Pilozzi; 08. Eric Rosenfeld; 09. Graham Savage

FOR all nominees listed above:	☐	Please specify the name of the individual(s) from whom you wish to withhold your vote:
FOR all nominees listed above other than:	☐
WITHHOLD vote for all nominees listed above:	☐

2. Appointment of Independent Registered Certified Public Accounting Firm.	For	☐	Against	☐	Withhold	☐
Appointment of PricewaterhouseCoopers LLP as the Independent Registered Certified Public Accounting Firm.
3. Non-Binding Advisory Vote on Executive Compensation.	For	☐	Against	☐	Withhold	☐
Approval, on a non-binding advisory basis, of the compensation of Cott Corporation’s named executive officers.
4. Approval of Cott Corporation 2018 Equity Incentive Plan.	For	☐	Against	☐	Withhold	☐
Approval of the Cott Corporation 2018 Equity Incentive Plan.
5. Approval of Cott Corporation Shareholder Rights Plan.	For	☐	Against	☐	Withhold	☐
Approval of the Cott Corporation Shareholder Rights Plan.
6. Approval of Amendment to Cott Corporation Articles of Incorporation (Change of Registered Office Address).	For	☐	Against	☐	Withhold	☐
Approval of the amendment to the Cott Corporation Articles of Incorporation to change Cott’s registered office address from Quebec to Ontario.
7. Approval of Amendments to Cott Corporation Articles of Incorporation and Cott Corporation By-Laws (Place of Meetings).	For	☐	Against	☐	Withhold	☐

Approval of the amendments to the Cott Corporation Articles of Incorporation and the Cott Corporation By-Laws to allow for meetings of shareowners to be permitted in such location as the directors of Cott may determine, either inside or outside of Canada.

Authorized Signature(s) - Sign Here - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the meeting. If no voting instructions are indicated above, this proxy will be voted as recommended by management.

Signature(s)
Date

Interim Financial Statements Request

In accordance with Canadian securities regulations, shareowners may elect to receive interim financial statements, if they so request. Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail. If you do not mark this box, or do not return this PROXY, then it will be assumed you do NOT want to receive interim financial statements and the accompanying Management’s Discussion and Analysis.

☐

Annual Financial Statements Request

Mark this box if you would NOT like to receive annual financial statements and accompanying Management’s Discussion and Analysis by mail. If you do not mark this box, or do not return this PROXY, then the annual financial statements and accompanying Management’s Discussion and Analysis will continue to be sent to you.

☐
If you are not mailing back your proxy, you may register online to receive the above financial statement(s) by mail at www.computershare.com/mailinglist.

∎	CPTQ	244969	9XX	AR2	999999999999	+
01DTVC